Accuvest Global Long Short ETF

NYSE Arca Ticker: AGLS

Sub-advised by: Accuvest Global Advisors

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Accuvest Global Long Short ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	5

MANAGEMENT	6

PURCHASE AND SALE OF FUND SHARES	6

TAX INFORMATION	6

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6

MORE INFORMATION ABOUT THE TRUST AND THE FUND	7

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	7

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	7

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	8

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs	10

OTHER INVESTMENT PRACTICES AND STRATEGIES	13

PORTFOLIO HOLDINGS	13

MANAGEMENT OF THE FUND	13

SHAREHOLDER INFORMATION	15

DISTRIBUTION PLAN	17

ADDITIONAL TAX INFORMATION	17

FINANCIAL HIGHLIGHTS	19

ADDITIONAL INFORMATION	21

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ACCUVEST GLOBAL LONG SHORT ETF (NYSE Arca Ticker: AGLS)

(Formerly, Mars Hill Global Relative Value ETF (GRV))

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Accuvest Global Long Short ETF (the “Fund”) seeks to provide average annual returns in excess of the total return of the MSCI World Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.35%
DISTRIBUTION (12b-1) FEES	0.00%
TOTAL OTHER EXPENSES	6.80%
Short Interest Expense	4.27%
Other Expenses	2.53%
ACQUIRED FUND FEES AND EXPENSES(a)	0.09%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	8.24%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(c)	2.38%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(b)	5.86%

(a) As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including exchange-traded notes and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b) The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(c) AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Accuvest Global Long Short ETF	$583	$2,165	$3,645	$6,946

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 365% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other exchange traded funds (the “Underlying ETFs”) that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and exchange-traded currency trusts.

Accuvest Global Advisors (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by taking long positions in the Underlying ETFs that invest in what it believes to be the most relatively attractive global regions and countries within those regions and by taking short positions, by entering into short sales, in the Underlying ETFs that invest in what it believes to be the most relatively unattractive global regions and countries within those regions. In establishing such positions, the Fund seeks to profit from the relative performance between the long and short positions in global regions, countries, styles or sectors. From time to time, the Fund may have directional exposure to seek to profit by being net long when stock markets are rising and net short when markets are falling.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

ETN Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

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Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying ETF and ETP Investment Risk. Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with such investment vehicles’ investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held or tracked by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs or ETPs and their exposure to various security types, currencies, market sectors and geographic regions.

Commodity Risk. Because certain of the Underlying ETFs and ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such Underlying ETF and ETPs. An Underlying ETF’s or ETP’s investment in commodities or commodity-linked derivative instruments may subject the Underlying ETF or ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or a counterparty to a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

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Emerging Markets Risk . There is an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which an Underlying ETF invests, or an ETP is exposed to, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Fixed Income Risk . An Underlying ETF’s investments in, or an ETP’s exposure to, fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF or ETP to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF or ETP portfolio security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs and ETPs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs or ETPs may if there is volatility in currency exchange rates.

Foreign Securities Risk. An Underlying ETF’s investments in, or an ETP’s exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Investment Risk . The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an ETP will achieve its objective.

Interest Rate Risk. An Underlying ETF’s investments in, or an ETP’s exposure to, fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or issuer of an ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Large-Capitalization Risk . An Underlying ETF may invest in large-capitalization companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-capitalization companies or the market as a whole.

Mid-Capitalization Risk . An Underlying ETF may invest in mid-capitalization companies. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of large- or small-cap companies or the market as a whole.

Real Estate Investment Trusts (REITs) Risk. Certain of the Underlying ETFs invest in REITs. An Underlying ETF’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. In addition, REITs have their own expenses, and the Underlying Fund will bear a proportionate share of those expenses.

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Small-Capitalization Risk . An Underlying ETF may invest in small-capitalization companies. Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks, the Underlying ETF’s performance could be adversely affected.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the MSCI World Index, which is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s name and investment sub-adviser changed effective December 1, 2011. Prior to December 1, 2011, the Fund was named “Mars Hill Global Relative Value ETF” and sub-advised by Mars Hill Partners, LLC. While the Fund’s investment objective and principal investment strategies remain substantially the same, the performance prior to December 1, 2011 may not be indicative of the Fund’s performance under the new Sub-Advisor.

The Fund’s year-to-date total return as of September 30, 2012 was 4.77%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.94%	4Q/2011
Lowest Return	-11.61%	1Q/2011

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2011

Accuvest Global Long Short ETF	1 Year	Since Inception (07/08/2010)
Return Before Taxes Based on NAV	-17.89%	-11.48%
Return After Taxes on Distributions[1]	-18.25%	-11.75%
Return After Taxes on Distributions and Sale of Fund Shares [1]	-11.57%	-9.85%
MSCI World Index (Reflects no deduction for fees, expenses, or taxes)	-5.54%	8.17%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Accuvest Global Advisors	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
David Garff, President and Portfolio Manager	since 2005
Brad Jensen, Managing Director and Portfolio Manager	since 2008
David Allen, Senior Associate and Portfolio Manager	since 2006
Chris Heyman, Senior Associate and Portfolio Manager	since 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Accuvest Global Long Short ETF.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or an Underlying ETF. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor believes that global equity markets provide ongoing return opportunities for disciplined investors, and that the best way to gain exposure to these markets is through a broadly diversified portfolio of country- or region-specific ETFs that minimizes individual security risks. The Sub-Advisor has developed its country ranking model around the premise that in the long run, country-specific effects are the most important drivers of global equity returns. The Sub-Advisor bases its selection on countries or regions which, in its opinion, have the potential to provide positive return opportunities, not on an analysis of individual equity securities.

Investment Process & Portfolio Construction

Through the Sub-Advisor’s proprietary country ranking model, the Sub-Advisor ranks countries on a monthly basis in order to determine their relative attractiveness.

The Sub-Advisor uses a four-step process to create its portfolio allocations:

1.	Qualify Countries: In order to determine which countries qualify to be included in the country ranking model, the Sub-Advisor evaluates three criteria. First, a qualified country must be part of the MSCI All Country World Index. Second, the Sub-Advisor must be able to obtain reliable monthly data on the qualified country. Third, there must be a liquid ETF that tracks the performance of the qualified country’s stock market, either in the large capitalization or small capitalization range.

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2.	Analyze Factor Data: The Sub-Advisor collects and analyzes data on every qualified country in the model on a monthly basis. Currently, the Sub-Advisor evaluates nearly 40 individual factors and uses these factors to compare qualified countries to one another. These factors represent various types of investment strategies that may be employed by the Sub-Advisor and are classified within four factor groups: Fundamental, Momentum, Risk, and Valuation.

3.	Rank Countries: Each month, the Sub-Advisor uses the weighted individual factor scores for each country in the model to assign each country a relative attractiveness score. This monthly score is used to rank countries from most attractive to least attractive. Factor groups are generally weighted fairly evenly, but the Sub-Advisor may overweight or underweight individual factors within each factor group from time to time.

4.	Create Portfolio: The Sub-Advisor creates the portfolio based on the underlying attractiveness score of each country in the model. The portfolio will consist of long positions in the most attractive countries or regions and short positions in the least attractive countries or regions. The Sub-Advisor’s baseline target is 50% net exposure. No single country ETF may receive an allocation equal to or greater than 25%.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs and ETPs that provide global investment exposure.

The Underlying ETFs are themselves investment companies registered under the 1940 Act, the shares of which trade on a national securities exchange. The Underlying ETFs primarily will seek to track the performance of securities indices that correspond generally to the price and yield performance, before fees and expenses, of specific indices representing global regions, countries, styles or sectors. However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third-party investment adviser not affiliated with the Advisor or Sub-Advisor or by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs or ETPs in the secondary market. When the Fund invests in an Underlying ETF or ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the Underlying ETF’s and ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF or ETP.

Through its investments in the Underlying ETF and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments or, in the case of ETNs, the components of their benchmarks. Please see “Overview of the Principal Risks of the Underlying ETFs and ETPs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs and ETPs, which are discussed in more detail below, the Fund is subject to a number of other risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs and ETPs, by investing in a different selection of Underlying ETFs or ETPs, or by pursuing a different allocation of assets among such Underlying ETFs and ETPs. Because the risks and returns of different Underlying ETFs and ETPs can vary widely over any given time period, the Fund’s performance could suffer if a particular Underlying ETF or ETP does not perform as expected.

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Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Portfolio Turnover Risk. Because the Sub-Advisor will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy.

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Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). The Fund’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs and ETPs that the Fund purchases. In turn, the price of each Underlying ETF and ETP is based on the value of its holdings or, in the case of an ETN, its benchmark components. The prices of these securities change daily and each Underlying ETF’s and ETP’s performance reflects the risks of investing in a particular asset class or classes. A general overview of certain of the principal risks of the Underlying ETFs and ETPs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each Underlying ETF and ETP can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF and ETP prior to investing in the Fund.

Commodity Risk. Because certain of the Underlying ETFs and ETPs may have a significant portion of their assets concentrated in or exposed to commodities and commodity-linked securities, developments affecting the commodities market may have a disproportionate impact on such Underlying ETF and ETPs. An Underlying ETF’s or ETP’s investment in commodities or commodity-linked derivative instruments may subject the Underlying ETF or ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the ETP’s NAV), and there can be no assurance that the ETP’s use of leverage will be successful.

Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

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Emerging Markets Risk. An Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging markets investments may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which the Underlying ETFs invest, or the ETPs are exposed to, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an Underlying ETF because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Currency Risk. The Fund may invest in Underlying ETFs or ETPs that invest in foreign currencies or securities denominated in, or ETN’s that have exposure to, foreign currency. The value of such currencies or securities denominated in such currencies can change when foreign currencies strengthen or weaken relative to the value of the U.S. dollar. These currency movements may negatively affect the value of the Fund’s investment in an Underlying ETF or ETP even when there is no change in the value of the security or currency in the issuer’s home country. Certain Underlying ETFs and ETPs may not hedge against the risk of currency exchange rate fluctuations.

Foreign Securities Risk. An Underlying ETF’s investments in, or an ETP’s exposure to, securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An Underlying ETF or ETP with exposure to foreign investments, may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign withholding taxes may be imposed on income earned by an Underlying ETF’s or ETP’s investment in or exposure to foreign securities, which may reduce the return on such investments. There is also a risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

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Interest Rate Risk. An Underlying ETF’s investments in, or an ETP’s exposure to, fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. Changes in interest rates also may affect an Underlying ETF’s or ETP’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the Underlying ETF holds bonds, or an ETP has exposure to bonds, with longer maturities. To the extent that the investment adviser (or sub- adviser) of an Underlying ETF or issuer of an ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

Large-Capitalization Risk. An Underlying ETF may invest in large-capitalization companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when the performance of large-cap stocks falls behind that of other types of investments, such as small-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Mid-Capitalization Risk. An Underlying ETF may invest in mid-capitalization companies. Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when the performance of mid-cap stocks falls behind that of other types of investments, such as large-cap stocks or the market as whole, the Underlying ETF’s performance could be reduced.

Real Estate Investment Trusts (REITs) Risk. Certain of the Underlying ETFs invest in REITs. An Underlying ETF’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. In addition, REITs have their own expenses, and the Underlying Fund will bear a proportionate share of those expenses.

Small-Capitalization Risk. Historically, small-capitalization stocks have been riskier than large- and mid-cap stocks. Accordingly, Underlying ETFs that invest in or have exposure to small-cap securities may be more volatile than Underlying ETFs that invest in large- and mid-cap securities. Stock prices of small-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, small-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies to which the Underlying ETFs may have exposure. Micro-cap companies are followed by relatively few securities analysts and there tends to be less available information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable than small-cap companies to adverse business and market developments. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks or the market as a whole, the Underlying ETF’s performance could be reduced.

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OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments either directly or through Underlying ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 1.35% of the NAV of the Fund, and such fees do not include breakpoints. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

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A discussion regarding the basis for the Board’s most recentapproval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Accuvest Global Advisors, located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund investment objective, policies and restrictions. Accuvest Global Advisors was established in 2005. Accuvest Global Advisors serves as investment adviser to a variety of individual and institutional investor accounts. As of August 31, 2012, the Sub-Advisor managed approximately $447 million in assets for families, foundations, institutional investors, private funds, and financial intermediaries.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.90% of the first $100,000,000; 0.95% of the next $400,000,000; and 1.00% of average daily net assets in excess of $500,000,000.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

David Garff, CIMA, President and Portfolio Manager

Mr. Garff serves as the President of Accuvest Global Advisors. He heads the Investment Committee, Portfolio Management and Research teams. Mr. Garff’s responsibilities include oversight of the firm’s asset allocation process, CST investment strategy, country selection model and hedge fund of funds portfolios. He began his investment career in 1992 with Merrill Lynch, and then spent 10 years as a consultant with Smith Barney, serving the needs of affluent families, foundations and endowments. Mr. Garff graduated with a B.A. in economics and spanish translation from Brigham Young University, and an M.B.A., with a concentration in Finance, from the Haas School of Business at the University of California, Berkeley. He earned the Certified Investment Management Analyst designation as well as an Alternative Investments Certificate, both taught under the joint auspices of the Wharton School of Business and the Investment Management Consulting Association.

Brad Jensen, CIMA, Managing Director and Portfolio Manager

Mr. Jensen serves as a Managing Director at Accuvest Global Advisors. He heads the Global Strategy team for the firm, is a member of the Investment Committee, and is a Senior Portfolio Manager. Mr. Jensen’s responsibilities include investment strategy, asset allocation, portfolio management and security selection. Brad holds these same responsibilities at William Wright Associates, a California investment adviser. He earned an M.B.A. in international finance from The Thunderbird School of Global Management. Mr. Jensen has over twenty-five years of investment experience, having joined William Wright Associates in 1985, and has been active in the management of the firm’s client portfolios since that time. Mr. Jensen earned the Certified Investment Management Analyst designation under the joint auspices of the Wharton School of Business and the Investment Management Consulting Association .

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David Allen, Senior Associate and Portfolio Manager

Mr. Allen serves as a Senior Associate at Accuvest Global Advisors. He is a member of the Investment Committee, the Portfolio Management team, and serves as the firm’s Chief Compliance Officer. Mr. Allen’s responsibilities also include firm-wide communication, marketing and institutional business development. Mr. Allen joined Accuvest Global Advisors in 2006 after earning a bachelor’s degree from the Marshall School of Business at the University of Southern California.

Chris Heyman, Senior Associate and Portfolio Manager

Mr. Heyman serves as a Senior Associate at Accuvest Global Advisors. He is a member of the Investment Committee and Portfolio Management team. Mr. Heyman’s responsibilities include portfolio implementation, reporting, and operations for the firm. He has received Advent’s Back Office and Performance Certifications. Mr. Heyman joined Accuvest Global Advisors in 2008 after working for William Wright Associates Limited from 2006 to 2007. He holds a bachelor’s degree from the Marriott School of Business at Brigham Young University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

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The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com .

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

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DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or , for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an Underlying ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. The Fund’s strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

17

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by an Underlying ETF or an ETP provided that the Fund and the Underlying ETF or ETP meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund and Underlying ETFs and ETPs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund, the Underlying ETFs or ETPs are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, the Underlying ETFs or ETPs cause income or gain to be recognized even though corresponding cash is not received by the Fund or the Underlying ETFs or ETPs and/or defer the Fund’s, the Underlying ETFs’ or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Underlying ETFs’ or ETPs’ investments in complex securities can be found in the Fund’s SAI.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an Underlying ETF to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

18

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup” withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. The financial highlights for the periods prior to December 1, 2011 represent the periods in which the Fund was named “Mars Hill Global Relative Value ETF” and sub-advised by Mars Hill Partners, LLC. Mars Hill Partners, LLC sub-advised the Fund from inception to December 1, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

19

ADVISORSHARES TRUST — ACCUVEST GLOBAL LONG SHORT ETF

(Formerly, Mars Hill Global Relative Value ETF)

Financial Highlights

		For the period
	Year Ended	July 9, 2010*
	June 30, 2012	to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$20.86	$25.00

Investment Operations
Net Investment Income (Loss)(1)	(0.68)	(0.67)
Net Realized and Unrealized Gain (Loss) on Investments	1.33	(3.47)
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	0.65	(4.14)
Distribution from Net Investment Income	(0.31)	--
Net Asset Value, End of Period	$21.20	$20.86
Market Value, End of Period	$21.22	$20.86

Total Return
Total Investment Return Based on Net Asset Value(2)	3.15%	(16.56)%
Total Investment Return Based on Market(2)	3.24%	(16.56)%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$18,022	$9,385
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.50%	1.50%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	8.15%	3.33%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	3.88%	1.73%
Excluding interest and dividend expense
Net Investment Income(Loss)(3)	(3.20)%	(2.82)%
Portfolio Turnover Rate(4)	365%	751%

*Commencement of operations.

(1)	Based on average shares outstanding.

(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(3)	Ratios for periods of less than one year have been annualized.

(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s shares

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ACCUVEST GLOBAL LONG SHORT ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Accuvest Global Advisors 3100 Oak Road, Suite 380 Walnut Creek, California 94597
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

21

Accuvest Global Opportunities ETF

NYSE Arca Ticker: ACCU

Sub-advised by: Accuvest Global Advisors

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Accuvest Global Opportunities ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	5

MANAGEMENT	5

PURCHASE AND SALE OF FUND SHARES	5

TAX INFORMATION	5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

MORE INFORMATION ABOUT THE TRUST AND THE FUND	6

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	6

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	6

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	7

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs	8

OTHER INVESTMENT PRACTICES AND STRATEGIES	11

PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE FUND	11

SHAREHOLDER INFORMATION	15

DISTRIBUTION PLAN	16

ADDITIONAL TAX INFORMATION	16

FINANCIAL HIGHLIGHTS	18

ADDITIONAL INFORMATION	20

i

ACCUVEST GLOBAL OPPORTUNITIES ETF (NYSE Arca Ticker: ACCU)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Accuvest Global Opportunities ETF (the “Fund”) seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.95%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	1.32%
ACQUIRED FUND FEES AND EXPENSES(a)	0.52%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	2.79%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (c)	1.02%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (b)	1.77%

(a)	As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange traded products that are not investment companies in which the Fund invests, including exchange traded notes and exchange traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Accuvest Global Opportunities ETF	$180	$769	$ 1,384	$ 3,045

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. For the period from January 25, 2012, the Fund’s commencement of operations, through the most recent fiscal year ended June 30, 2012, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in other exchange traded funds (the “Underlying ETFs”). Accuvest Global Advisors (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by investing in Underlying ETFs that provide diversified exposure to select economies around the world. The Sub-Advisor ranks countries on a monthly basis using its proprietary country ranking model in order to determine their relative attractiveness. The Sub-Advisor then endeavors to invest in Underlying ETFs, which may be both affiliated and unaffiliated with the Fund, that individually or in combination correspond generally to the price and yield performance of the specific countries (or regions) identified as most attractive by the model. The Sub-Advisor believes that attractive returns can only be achieved by actively structuring portfolios distinct from simply tracking market indices. As a result, the Fund’s portfolio will be invested only in countries with the highest rankings as identified by the Sub-Advisor’s proprietary country ranking process.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

2

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying ETF Investment Risk. Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs’ investments, including the possibility that the value of the securities held by an Underlying ETF could decrease. These risks include any combination of the risks described below. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs and the Underlying ETFs’ exposure to various security types, currencies, market sectors and geographic regions.

Emerging Markets Risk . There is an increased risk of price volatility associated with an Underlying ETF’s investments in, or exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk . The prices of equity securities in which an Underlying ETF invests, or is exposed to, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Fixed Income Risk . An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs may if there is volatility in currency exchange rates.

Foreign Securities Risk . An Underlying ETF’s investments in, or exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Geographic Investment Risk. Each Underlying ETF invests a significant portion of its assets in the securities of issuers organized in one or more jurisdictions around the world, or in securities or instruments that provide exposure to such issuers. As such, each Underlying ETF is likely to be impacted by economic conditions or events affecting the particular market or markets reflected by its name. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Underlying ETF’s performance. Initially the Fund is expected to have significant exposure to the regions listed below. The Sub-Advisor anticipates, however, that the Fund’s exposure to particular regions and countries will vary greatly and may change frequently.

ASIA. To the extent an Underlying ETF’s investments have significant investment exposure to Asia, the Underlying ETF will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

3

EASTERN EUROPE. An Underlying ETF’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Underlying ETF’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries.

EUROPE. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

PACIFIC REGION. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.

NORTH AMERICA. The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. The United States is also a significant trading partner of many emerging markets in which the Underlying ETFs invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will achieve its investment objective.

Large-Capitalization Risk . An Underlying ETF may invest in large-capitalization companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-capitalization companies or the market as a whole.

Mid-Capitalization Risk . An Underlying ETF may invest in mid-capitalization companies. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of large- or small-cap companies or the market as a whole.

Small-Capitalization Risk . An Underlying ETF may invest in small-capitalization companies. Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks, the Underlying ETF’s performance could be adversely affected.

Tracking Error Risk. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Underlying ETF, changes in composition of the benchmark, and the ability of the ETF manager or sponsor to successfully implement his or her investment strategy.

4

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Accuvest Global Advisors	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor

David Garff , President & Portfolio Manager	since 2005
Brad Jensen , Managing Director & Portfolio Manager	since 2008
David Allen , Senior Associate & Portfolio Manager	since 2006
Chris Heyman , Senior Associate & Portfolio Manager	since 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Accuvest Global Opportunities ETF (the “Fund”).

Section 12(d)(1) of the 1940 Act, generally restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or an Underlying ETF. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Sub-Advisor believes that global equity markets provide ongoing return opportunities for disciplined investors, and that the best way to gain exposure to these markets is through a broadly diversified portfolio of country- or region-specific ETFs that minimizes individual security risks. The Sub-Advisor has developed its country ranking model around the premise that in the long run, country-specific effects are the most important drivers of global equity returns. The Sub-Advisor bases its selection on countries or regions which, in its opinion, have the potential to provide positive return opportunities, not on an analysis of individual equity securities.

Investment Process & Portfolio Construction

Through its proprietary country ranking model, the Sub-Advisor ranks countries on a monthly basis in order to determine their relative attractiveness.

The Sub-Advisor uses a four-step process to create its portfolio allocations:

1.	Qualify Countries: In order to determine which countries qualify to be included in the country ranking model, the Sub-Advisor evaluates primarily two criteria. First, a qualified country must be part of the MSCI All Country World Index. Second, there must be a liquid ETF that tracks the performance of the qualified country’s stock market, either in the large capitalization or small capitalization range.

2.	Analyze Factor Data: The Sub-Advisor collects and analyzes data on every qualified country in the model on a monthly basis. Currently, the Sub-Advisor evaluates nearly 40 individual factors and uses these factors to compare qualified countries to one another. These factors represent various types of investment strategies that may be employed by the Sub-Advisor and are classified within four factor groups: Fundamental, Momentum, Risk, and Valuation.

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3.	Rank Countries: Each month the Sub-Advisor uses the weighted individual factor scores for each country in the model to assign each country a relative attractiveness score. This monthly score is used rank countries from most attractive to least attractive.

4.	Create Portfolio: The Sub-Advisor creates the portfolio based on the underlying attractiveness score of each country in the model. The most attractive 5-6 countries will receive allocations in the portfolio, and the Sub-Advisor will purchase single country ETFs that represent investments in those countries’ equity markets. As this portfolio is benchmark agnostic, the only constraint is that no single country ETF may receive more than a 25% allocation at purchase price.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs that provide diversified exposure to select economies around the world.

The Underlying ETFs are themselves investment companies registered under the 1940 Act, the shares of which trade on a national securities exchange. The ETFs will primarily track the performance of securities indices that correspond generally to the price and yield performance, before fees and expenses, of specific indices representing global regions, countries, styles or sectors. However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third-party investment adviser not affiliated with the Advisor or Sub-Advisor or by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs in the secondary market. When the Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the Underlying ETF’s expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Underlying ETF.

Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs’ investments. Please see “Overview of the Principal Risks of the Underlying ETFs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs, which are discussed in more detail below, the Fund is subject to a number of other risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs, by investing in a different selection of Underlying ETFs, or by pursuing a different allocation of assets among such Underlying ETFs. Because the risks and returns of different Underlying ETFs can vary widely over any given time period, the Fund’s performance could suffer if a particular Underlying ETF does not perform as expected.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an Underlying ETF’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an Underlying ETF invests will cause the NAV of the Fund or the Underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). The Fund’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs that the Fund purchases. In turn, the price of each Underlying ETF is based on the value of its securities. The prices of these securities change daily and each Underlying ETF’s performance reflects the risks of investing in a particular asset class or classes. A general overview of certain of the principal risks of the Underlying ETFs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each Underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF prior to investing in the Fund.

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Emerging Markets Risk. An Underlying ETF’s investments in, or exposure to, emerging markets investments may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF’s investments in, or exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which the Underlying ETFs invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an Underlying ETF because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Currency Risk. The Fund may invest in Underlying ETFs that invest in foreign currencies or securities denominated in foreign currency. The value of such currencies or securities denominated in such currencies can change when foreign currencies strengthen or weaken relative to the value of the U.S. dollar. These currency movements may negatively affect the value of the Fund’s investment in an Underlying ETF even when there is no change in the value of the security or currency in the issuer’s home country. Certain Underlying ETFs may not hedge against the risk of currency exchange rate fluctuations.

Foreign Securities Risk. An Underlying ETF’s investments in, or exposure to, securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An Underlying ETF with exposure to foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign withholding taxes may be imposed on income earned by an Underlying ETF’s investment in or exposure to foreign securities, which may reduce the return on such investments. There is also a risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Investment Risk. Each Underlying ETF invests a significant portion of its assets in the securities of issuers organized in one or more jurisdictions around the world, or in securities or instruments that provide exposure to such issuers. As such, each Underlying ETF is likely to be impacted by economic conditions or events affecting the particular market or markets reflected by its name. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Underlying ETF’s and indirectly the Fund’s performance. Initially the Fund is expected to have significant exposure to the regions listed below. The Sub-Advisor anticipates, however, that the Fund’s exposure to particular regions and countries will vary greatly and may change frequently.

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ASIA. To the extent an Underlying ETF’s investments have significant investment exposure to Asia, the Underlying ETF will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over- extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Each of these factors may impact the ability of the Underlying ETF to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Underlying ETF shares and cause the Underlying ETF to decline in value.

EASTERN EUROPE. An Underlying ETF’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Underlying ETF’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund’s share price. The Underlying ETF’s returns and share price may be more volatile than those of a less concentrated portfolio.

EUROPE. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

PACIFIC REGION. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region, as it has in the past.

NORTH AMERICA. The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The United States is also a significant trading partner of many emerging markets in which the Underlying ETFs invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will be able to achieve its investment objective.

Large-Capitalization Risk. An Underlying ETF may invest in large-capitalization companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when the performance of large-cap stocks falls behind that of other types of investments, such as small-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

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Mid-Capitalization Risk. An Underlying ETF may invest in mid-capitalization companies. Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when the performance of mid-cap stocks falls behind that of other types of investments, such as large-cap stocks or the market as a whole, the Underlying ETF’s performance could be reduced.

Small-Capitalization Risk. Historically, small-capitalization stocks have been riskier than large- and mid-cap stocks. Accordingly, Underlying ETFs that invest in small-cap securities may be more volatile than Underlying ETFs that invest in large- and mid-cap securities. Stock prices of small-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, small-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies to which the Underlying ETFs may have exposure. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable than small-cap companies to adverse business and market developments. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks or the market as a whole, the Underlying ETF’s performance could be reduced.

Tracking Error Risk. Tracking error refers to the disparity in performance between an Underlying ETF and its benchmark. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Underlying ETF, changes in composition of the benchmark, and the ability of the Underlying ETF manager or sponsor to successfully implement his or her investment strategy.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through Underlying ETFs. The Fund may be invested in this manner for extended periods depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to 0.95% of the NAV of the Fund, and such fees do not include breakpoints. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

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The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Accuvest Global Advisors, located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund investment objective, policies and restrictions. The Sub-Advisor was established in 2005. The Sub-Advisor serves as investment adviser to a variety of individual and institutional investor accounts. As of August 31, 2012, the Sub-Advisor managed approximately $447 million in assets for families, foundations, institutional investors, private funds, and financial intermediaries.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.50% based on the average daily net assets of the Fund.

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A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders, dated December 31, 2011.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

David Garff, CIMA, President & Portfolio Manager

Mr. Garff serves as the President of Accuvest Global Advisors. He heads the Investment Committee, Portfolio Management and Research teams. Mr. Garff’s responsibilities include oversight of the firm’s asset allocation process, CST investment strategy, country selection model and hedge fund of funds portfolios. He began his investment career in 1992 with Merrill Lynch, and then spent 10 years as a consultant with Smith Barney, serving the needs of affluent families, foundations and endowments. Mr. Garff graduated with a B.A. in economics and spanish translation from Brigham Young University, and an M.B.A., with a concentration in finance, from the Haas School of Business at the University of California, Berkeley. He earned the Certified Investment Management Analyst designation as well as an Alternative Investments Certificate, both taught under the joint auspices of the Wharton School of Business and the Investment Management Consulting Association.

Brad Jensen, CIMA, Managing Director & Portfolio Manager

Mr. Jensen serves as a Managing Director of Accuvest Global Advisors. He heads the Global Strategy team for the firm, is a member of the Investment Committee, and is a Senior Portfolio Manager. Mr. Jensen’s responsibilities include investment strategy, asset allocation, portfolio management and security selection. Mr. Jensen holds these same responsibilities at William Wright Associates, a California investment adviser. He earned an M.B.A. in international finance from The Thunderbird School of Global Management. Mr. Jensen has over twenty-five years of investment experience, having joined William Wright Associates in 1985, and has been active in the management of the firm’s client portfolios since that time. Mr. Jensen earned the Certified Investment Management Analyst designation under the joint auspices of the Wharton School of Business and the Investment Management Consulting Association.

David Allen, Senior Associate & Portfolio Manager

Mr. Allen serves as a Senior Associate of Accuvest Global Advisors. He is a member of the Investment Committee, the Portfolio Management team, and serves as the firm’s Chief Compliance Officer. Mr. Allen’s responsibilities also include firm-wide communication, marketing and institutional business development. Mr. Allen joined the Sub-Advisor in 2006 after earning a bachelor’s degree from the Marshall School of Business at the University of Southern California.

Chris Heyman, Senior Associate & Portfolio Manager

Mr. Heyman serves as a Senior Associate of Accuvest Global Advisors. He is a member of the Investment Committee and Portfolio Management team. Mr. Heyman’s responsibilities include portfolio implementation, reporting, and operations for the firm. He has received Advent’s Back Office and Performance Certifications. Mr. Heyman joined the Sub-Advisor in 2008 after working for William Wright Associates Limited from 2006 through 2007. He holds a bachelor’s degree from the Marriott School of Business at Brigham Young University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

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OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon, or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

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Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

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Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an Underlying ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. The Fund’s strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund or an Underlying ETF provided that the Fund and the Underlying ETF meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund and Underlying ETFs in which the Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund or Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund or Underlying ETFs, cause income or gain to be recognized even though corresponding cash is not received by the Fund or the Underlying ETFs and/or defer the Fund’s or Underlying ETFs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Underlying ETFs’ investments in complex securities can be found in the Fund’s SAI.

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Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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ADVISORSHARES TRUST ACCUVEST GLOBAL OPPORTUNITIES ETF

Financial Highlights

For the period
January 25, 2012*
to June 30, 2012

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.00

Investment Operations
Net Investment Income (Loss)(1)	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.87)
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	(0.56)

Distribution from Net Investment Income	--
Net Asset Value, End of Period	$24.44
Market Value, End of Period	$24.45

Total Return
Total Investment Return Based on Net Asset Value(2)	(2.24)%
Total Investment Return Based on Market(2)	(2.20)%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$13,442
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.25%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements	2.27%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	2.27%
excluding interest and dividend expense
Net Investment Income(Loss)(3)	2.90%
Portfolio Turnover Rate(4)	135%

*Commencement of operations.

(1)	Based on average shares outstanding.

(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(3)	Ratios for periods of less than one year have been annualized.

(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares

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Accuvest Global Opportunities ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Accuvest Global Advisors 3100 Oak Road, Suite 380 Walnut Creek, California 94597
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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CAMBRIA GLOBAL TACTICAL ETF

NYSE Arca Ticker: GTAA

Sub-advised by:

Cambria Investment Management, L.P.

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Cambria Global Tactical ETF , a series of AdvisorShares Trust . Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The Shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1
INVESTMENT OBJECTIVE	1
FUND FEES AND EXPENSES	1
PORTFOLIO TURNOVER	2
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS OF INVESTING IN THE FUND	2
FUND PERFORMANCE	5
MANAGEMENT	6
PURCHASE AND SALE OF FUND SHARES	6
TAX INFORMATION	6
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6
MORE INFORMATION ABOUT THE TRUST AND THE FUND	7
MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	7
MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	7
MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	8
OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs	10
OTHER INVESTMENT PRACTICES AND STRATEGIES	13
PORTFOLIO HOLDINGS	13
MANAGEMENT OF THE FUND	13
DISTRIBUTION PLAN	17
ADDITIONAL TAX INFORMATION	17
FINANCIAL HIGHLIGHTS	19
ADDITIONAL INFORMATION	21

-i-

CAMBRIA GLOBAL TACTICAL ETF (NYSE Arca Ticker: GTAA)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Cambria Global Tactical ETF (the “Fund”) seeks to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.90%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.18%
ACQUIRED FUND FEES AND EXPENSES(a)	0.33%
TOTAL ANNUAL FUND OPERATING EXPENSES (b)	1.41%

(a)	As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including exchange-traded notes and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Cambria Global Tactical ETF	$134	$436	$760	$1,678

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal period, the Fund’s portfolio turnover rate was 475% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in other exchange-traded funds (the “Underlying ETFs”) that offer diversified exposure, including inverse exposure, to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange traded products (“ETPs”) including, but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and closed-end funds.

The Fund seeks to preserve and grow capital by producing absolute returns with reduced volatility and manageable risk and drawdowns. The Fund’s investment strategies are inherently designed as risk-management and capital preservation approaches. The Fund will invest in Underlying ETFs and ETPs spanning all the major world asset classes including equities, bonds, real estate, commodities, and currencies. Cambria Investment Management, L.P. (the “Sub-Advisor”) will utilize a quantitative approach with strict risk management controls to actively manage the Fund’s portfolio in an attempt to control downside losses and protect capital. The wide diversification coupled with prudent portfolio management should allow for the Fund to perform in any economic environment.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Closed-End Fund Risk. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value (“NAV”) of a closed-end fund’s portfolio holdings. There can be no guarantee that shares of a closed-end held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of closed- end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the NAV of the closed-end fund.

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Early Closing Risk. An unanticipated early closing of NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

ETN Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying ETF and ETP Investment Risk. Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs or ETPs and their exposure to various security types and geographic regions.

Commodity Risk. Because certain of the Underlying ETFs and ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such Underlying ETF and ETPs. An ETF’s or ETP’s investment in commodities or commodity-linked derivative instruments may subject the ETF or ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity- linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

3

Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or a counterparty to a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Emerging Markets Risk. There is an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF or ETP portfolio security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs and ETPs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs or ETPs may if there is volatility in currency exchange rates.

Foreign Securities Risk. An Underlying ETF’s investments in, or ETP’s exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Interest Rate Risk. An Underlying ETF’s investments in or ETP’s exposure to, fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or issuer of an ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Real Estate Investment Trusts (REITs) Risk . Certain of the Underlying ETFs invest in REITs. An Underlying ETF’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. In addition, REITs have their own expenses, and the Underlying ETF will bear a proportionate share of those expenses.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

4

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the S&P 500 Index, which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2012 was 4.86%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.59%	1Q/2011
Lowest Return	-7.79%	3Q/2011

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2011

CAMBRIA GLOBAL TACTICAL ETF	1 Year	Since Inception (10/25/2010)
Return Before Taxes Based on NAV	-7.34%	-4.21%
Return After Taxes on Distributions [1]	-7.46%	-4.54%
Return After Taxes on Distributions and Sale of Fund Shares [1]	-4.62%	-3.70%
S&P 500 Index (Reflects no deduction for fees, expenses, or taxes)	2.11%	7.35%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

5

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Cambria Investment Management, L.P.	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Mebane T. Faber, Chief Investment Officer	since 2006
Eric W. Richardson, Chief Executive Officer	since 2006

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Cambria Global Tactical ETF.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or an Underlying ETF. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Fund’s mission is to preserve and grow capital by producing absolute returns with reduced volatility and manageable risk and drawdowns. The Fund’s investment strategies are inherently designed as risk-management and capital preservation approaches.

Investment Strategy

The Fund invests in Underlying ETFs spanning all of the major world asset classes including equities, bonds, real estate, commodities, and currencies. The Sub-Advisor utilizes a quantitative approach with strict risk management controls to actively manage the portfolio in an attempt to control downside losses and protect capital. The wide diversification coupled with prudent portfolio management should allow for the Fund to perform in any economic environment. The Fund’s portfolio will be rebalanced to target allocations at least monthly and as often as weekly. The Fund may offer the investor the potential of achieving equity-like returns with reduced risk and volatility.

•	Strategic Asset Allocation. The Fund will trade ETFs, ETNs and ETPs representing all of the global asset classes, including U.S. equities, foreign equities, U.S. bonds, foreign bonds, U.S. real estate, foreign real estate, currencies, and commodities.

•	Quantitative Analysis. The Fund’s strategy utilizes a proprietary quantitative trend-following approach to actively manage a diversified portfolio of world asset classes. The strategy is diversified across markets and timeframes with strict risk control methods that are completely rules-based and systematic.

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•	Systematic Risk Management. No effort is made to forecast future market trends or direction, rather, Cambria intends to capture profits in these trends when and where they develop.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs and ETPs, which allocate their assets among various asset classes and market segments in the hope of achieving their respective investment objectives.

The Underlying ETFs are themselves investment companies registered under the 1940 Act, the shares of which trade on a national securities exchange. The Underlying ETFs primarily will seek to track the performance of securities indices that correspond generally to the price and yield performance, before fees and expenses, of specific indices representing global regions, countries, styles or sectors. However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third-party investment adviser not affiliated with the Advisor or Sub-Advisor or by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs or ETPs in the secondary market. When the Fund invests in an Underlying ETF or ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF’s and ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF or ETP.

Through its investments in the Underlying ETF and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments or, in the case of ETNs, the components of their benchmarks. Please see “Overview of the Principal Risks of the Underlying ETFs and ETPs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs and ETPs, which are discussed in more detail below, the Fund is subject to a number of other risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs and ETPs, by investing in a different selection of Underlying ETFs or ETPs, or by pursuing a different allocation of assets among such Underlying ETFs and ETPs. Because the risks and returns of different Underlying ETFs and ETPs can vary widely over any given time period, the Fund’s performance could suffer if a particular Underlying ETF or ETP does not perform as expected.

Closed-End Fund Risk. A closed-end fund is a pooled investment vehicle that is registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the NAV of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the NAV of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the NAV of the closed-end fund. While the Fund seeks to take advantage of differences between the NAV of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective.

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Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Equity Risk. Investment in the Fund involves the risks inherent in an investment in any equity security. In addition, the prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The value of portfolio securities may fluctuate because of changes in or perceived changes in the financial condition of individual issuers, economic trends and developments, the general condition of the stock market, and other factors. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an Underlying ETF’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an Underlying ETF invests will cause the NAV of the Fund or the Underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

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Portfolio Turnover Risk. Because the Sub-Advisor will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower Fund performance.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). The Fund’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs and ETPs that the Fund purchases. In turn, the price of each Underlying ETF and ETP is based on the value of its holdings or, in the case of an ETN, its benchmark components. The prices of these securities change daily and each Underlying ETF’s and ETP’s performance reflects the risks of investing in a particular asset class or classes. Certain of the Underlying ETFs reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. An overview of the principal risks of the Underlying ETFs and ETPs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each Underlying ETF and ETP can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF and ETP prior to investing in the Fund.

Credit Risk. Because certain of the Underlying ETFs and ETPs may have a significant portion of their assets concentrated in or exposed to commodities and commodity-linked securities, developments affecting the commodities market will have a disproportionate impact on such Underlying ETFs and ETPs. An Underlying ETF’s or ETP’s investment in commodities or commodity-linked derivative instruments may subject the Underlying ETF or ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Underlying ETF’s or ETP’s NAV), and there can be no assurance that the Underlying ETF’s and ETP’s use of leverage will be successful.

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Emerging Markets Risk. An Underlying ETF’s or ETP’s investments in, or and ETN’s exposure to, emerging markets investments may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in, or an ETN’s exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which the Underlying ETFs and ETPs invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an Underlying ETF because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Currency Risk. The Fund may invest in Underlying ETFs or ETPs that invest in foreign currencies or securities denominated in, or ETN’s that have exposure to, a foreign currency. The value of such currencies or securities denominated such currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively affect the value of the Fund’s investment in an Underlying ETF or ETP even when there is no change in the value of the security in the issuer’s home country. Certain Underlying ETFs and ETPs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs and ETPs may if there is volatility in currency exchange rates.

Foreign Securities Risk. An Underlying ETF’s or ETP’s investments in or exposure to securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An Underlying ETF or ETP with exposure to foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign withholdings taxes may be imposed on income earned by an ETF’s investment in, or an ETN’s exposure to, foreign securities which may reduce the return on such investments. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

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“Growth” Investing Risk. An Underlying ETF may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Interest Rate Risk. An Underlying ETF’s investments in, or an ETP’s exposure to, fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. Changes in interest rates also may affect an Underlying ETF’s or ETP’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the Underlying ETF holds bonds, or an ETP has exposure to bonds, with longer maturities. To the extent that the investment adviser (or sub- adviser) of an Underlying ETF or issuer of an ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Large-Capitalization Risk. An Underlying ETF may invest in large-cap companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments, such as small-cap stocks, or the market as a whole the Underlying ETF’s performance could be adversely affected.

Real Estate Investment Trusts (REITs) Risk. Certain of the Underlying ETFs invest in REITs. An Underlying ETF’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. In addition, REITs have their own expenses, and the Underlying Fund will bear a proportionate share of those expenses.

Small-Capitalization Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, ETFs that invest in or have exposure to small-cap securities may be more volatile than ETFs that invest in large- and mid-cap securities. Stock prices of small-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, small-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies to which the ETFs may have exposure. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments. During a period when small-cap stocks fall behind other types of investments, large-cap stocks, for instance, or the market as a whole, the ETF’s performance could be reduced.

“Value” Investing Risk . Because an Underlying ETF may utilize a “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

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OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through ETFs and ETNs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund. The fees are paid at the following annual rates: 0.90% with respect to the first $250,000,000 of the average daily net assets of the Fund; 0.80% with respect to the next $750,000,000 of the average daily net assets of the Fund; 0.70% with respect to the next $4,000,000,000 of the average daily net assets of the Fund; and 0.60% with respect to the average daily net assets of the Fund in excess of $5,000,000,000. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

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The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisor agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Cambria Investment Management, L.P., located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245 serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor was founded in 2006 and, as of August 31, 2012, had approximately $115 million in assets under management.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee based on the average daily net assets of the Fund. The fees are paid at the following annual rates: 0.45% with respect to the first $250,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $750,000,000 of the average daily net assets of the Fund; 0.35% with respect to the next $4,000,000,000 of the average daily net assets of the Fund; and 0.30% with respect to the average daily net assets of the Fund in excess of $5,000,000,000.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub- advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2011.

PORTFOLIO MANAGERS

The portfolio managers listed below are responsible for the day-to-day management of the Fund.

Mebane T. Faber , Chief Investment Officer and Portfolio Manager

Mr. Faber is a co-founder and the Chief Investment Officer of Cambria. Mr. Faber is the manager of Cambria’s separate accounts and private investment funds for accredited investors. Prior to Cambria’s formation in 2006, Mr. Faber served as a quantitative research analyst with VTrader, LLC, a proprietary trading and market making firm that is a registered broker/dealer and a member of the CBOE. He also served as a biotechnology equity analyst with the Genomics Fund. Mr. Faber is also the co-founder of AlphaClone, an investing research website, a writer for the World Beta blog, and the co-author of The Ivy Portfolio: How to Invest Like the Top Endowments and Avoid Bear Markets. Mr. Faber graduated from the University of Virginia with a double major in Engineering Science and Biology. He holds the Series 3 and 66 licenses, and is a Chartered Alternative Investment Analyst (CAIA), and Chartered Market Technician (CMT).

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Eric W. Richardson, Chief Executive Officer and Portfolio Manager

Mr. Richardson is the co-founder and Chief Executive Officer of Cambria. Mr. Richardson is the manager of Cambria’s separate accounts and private investment funds for accredited investors. Prior to Cambria’s formation in 2006, Mr. Richardson served as the President and portfolio manager of Kwai Financial, the venture capital division of Headwaters Incorporated (NYSE: HW). Previous to this, Mr. Richardson served as Vice President of Institutional Sales for Imperial Capital, LLC, a FINRA-registered broker/dealer, where he was responsible for sales and trading of public and private securities to institutional investors. Mr. Richardson began his legal career as a banking and real estate attorney in the Los Angeles office of Milbank, Tweed Hadley & McCloy, where he represented institutional lenders in private banking and structured finance transactions. Mr. Richardson is the co-author of The Ivy Portfolio: How to Invest Like the Top Endowments and Avoid Bear Markets. Mr. Richardson received his B.A. from the University of Southern California and his J.D. from the University of Michigan Law School. Mr. Richardson is a member of the California Bar Association, and holds the Series 7, 24 and 66 licenses .

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on The New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

15

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

16

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an Underlying ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. The Fund’s trading strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

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•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund or an Underlying ETF or ETP provided that the Fund and the Underlying ETF or ETP meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund and Underlying ETFs and ETPs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund, the Underlying ETFs or ETPs, are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, the Underlying ETFs or ETPs, cause income or gain to be recognized even though corresponding cash is not received by the Fund or the Underlying ETFs or ETPs and/or defer the Fund’s, the Underlying ETFs’ or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s, the Underlying ETFs’ and ETPs’ investments in complex securities can be found in the Fund’s SAI.

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Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an Underlying ETF to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

19

ADVISORSHARES TRUST — CAMBRIA GLOBAL TACTICAL ETF

Financial Highlights

		For the period
	Year Ended	October 26, 2010*
	June 30, 2012	to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.92	$25.10

Investment Operations
Net Investment Income (Loss)(1)	0.21	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(2.24)	0.79
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	(2.03)	1.04

Distribution from Net Investment Income	---	(0.22)
Distributions from Realized Capital Gains	(0.20)	---
Total Distributions	(0.20)	(0.22)

Net Asset Value, End of Period	$23.69	$25.92
Market Value, End of Period	$23.64	$25.93

Total Return
Total Investment Return Based on Net Asset Value(2)	(7.84)%	4.17%
Total Investment Return Based on Market(2)	(8.07)%	4.20%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$78,171	$178,837
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	0.99%	1.02%
Excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	1.08%	1.04%
Including interest and dividend expense
Net Investment Income(Loss)(3)	0.87%	1.45%
Portfolio Turnover Rate(4)	475%	187%

 ____________

*Commencement of operations.

(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares
20

CAMBRIA GLOBAL TACTICAL ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Cambria Investment Management, L.P. 2321 Rosecrans Avenue, Suite 3225 El Segundo, California 90245
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

21

MADRONA DOMESTIC ETF
NYSE Arca Ticker: FWDD

MADRONA INTERNATIONAL ETF

NYSE Arca Ticker: FWDI

MADRONA GLOBAL BOND ETF

NYSE Arca Ticker: FWDB

Sub-advised by:

Madrona Funds, LLC

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814
www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Madrona Domestic ETF, Madrona International ETF and Madrona Global Bond ETF, each, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Funds’ Statement of Additional Information carefully and keep it for future reference.

The shares of each Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES	1
MADRONA DOMESTIC ETF	1
MADRONA INTERNATIONAL ETF	4
MADRONA GLOBAL BOND ETF	8
ADDITIONAL FUND SUMMARY INFORMATION	12
PURCHASE AND SALE OF FUND SHARES	12
TAX INFORMATION	12
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	12
MORE INFORMATION ABOUT FUND INVESTMENT OBJECTIVES	13
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES	13
MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUNDS	16
MANAGEMENT OF THE FUNDS	21
SHAREHOLDER INFORMATION	23
DISTRIBUTION PLAN	25
ADDITIONAL TAX INFORMATION	25
FINANCIAL HIGHLIGHTS	28
ADDITIONAL INFORMATION	32

-i-

FUND SUMMARIES

MADRONA DOMESTIC ETF (NYSE Arca Ticker: FWDD)

INVESTMENT OBJECTIVE

The Madrona Domestic ETF (the “Fund”) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.80%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.46%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(*)	0.21%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.25%

(*)	AdvisorShares Investments, LLC (“the Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board, and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Madrona Domestic ETF	$127	$441	$778	$1,729

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Madrona Funds, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a portfolio of up to 500 of the largest U.S.-traded equity securities. The Sub-Advisor selects the securities for the Fund’s portfolio using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security. The Sub-Advisor’s investment committee meets on a bi-weekly basis to monitor the portfolio and make allocation decisions. The investment committee uses third-party analyst research and a proprietary fundamental process to make allocation decisions and employs guidelines to protect against dramatic over or under weighting of individual securities in the Fund’s portfolio. The investment committee relies heavily on a stock’s price and market capitalization relative to its future expected earnings in its analysis of individual securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Early Closing Risk.   An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Securities Risk. The Fund may invest in large-capitalization companies. Large-capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-capitalization securities is less than for other types of investments — small-capitalization securities, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

2

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Madrona Funds, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Brian K. Evans, Founder, Managing Member and Portfolio Manager	since 2010
Robert W. Bauer, Member and Portfolio Manager	since 2010
Kristi R. Henderson, Member and Portfolio Manager	since 2010

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENT TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker dealers and other financial intermediaries, please turn to “Additional Fund Summary Information” section on page 12 of this Prospectus.

3

MADRONA INTERNATIONAL ETF (NYSE Arca Ticker: FWDI)

INVESTMENT OBJECTIVE

The Madrona International ETF (the “Fund”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.80%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.54%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(a)	0.29%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.25%

(a)	AdvisorShares Investments, LLC (“the Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep the Fund's Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board . The expense limitation agreement (i) may be terminated at any time by the Board, and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Madrona International ETF	$128	$459	$813	$1,812

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

4

PRINCIPAL INVESTMENT STRATEGIES

Madrona Funds, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a portfolio primarily composed of American Depository Receipts (“ADRs”) from among the largest issuers of Europe, Australasia and the Far East (“EAFE”) and Canada. The Fund’s portfolio may also include U.S.-traded securities of large-capitalization non-U.S. issuers that provide exposure to certain markets deemed to be emerging markets. Securities are selected, weighted and sold based upon the Sub-Advisor’s proprietary investment process. The Sub-Advisor’s investment committee meets on a bi-weekly basis to monitor the portfolio and make allocation decisions. The investment committee uses third-party analyst research and a proprietary fundamental process to make allocation decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Currency Risk. As a result of the Fund’s investments in securities receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that currencies to which the Fund is exposed will decline in value relative to the U.S. dollar, which may cause the dollar value of an investment in the Fund to be adversely affected.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Geographic Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund has concentrated investment exposure to the countries and regions listed below.

Asia. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Canada. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the agricultural and mining industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

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Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies.

United States . The United States is a significant trading partner of many emerging markets in which the Fund invests. The United States economy has traditionally been considered to be one of the most stable and productive economies in the world. However, the recent financial crisis, declining U.S. imports, new trade regulations, changes in exchange rates, and increasing public debt pose concerns for many of the United States’ trading partners that depend on its historically high levels of consumer spending and foreign investment.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-cap stocks is less than for other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Madrona Funds, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Brian K. Evans, Founder, Managing Member and Portfolio Manager	since 2010
Robert W. Bauer, Member and Portfolio Manager	since 2010
Kristi R. Henderson, Member and Portfolio Manager	since 2010

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PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENT TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker dealers and other financial intermediaries, please turn to “Additional Fund Summary Information” section on page 12 of this Prospectus.

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MADRONA GLOBAL BOND ETF (NYSE Arca Ticker: FWDB)

INVESTMENT OBJECTIVE

The Madrona Global Bond ETF (the “Fund”) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.50%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.49%
ACQUIRED FUND FEES AND EXPENSES(a)	0.31%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	1.30%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(c)	0.04%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR REIMBURSEMENTS (b)	1.26%

(a)	As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including exchange-traded notes and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursements in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the Acquired Funds.

(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Madrona Global Bond ETF	$128	$407	$707	$1,559

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Madrona Funds, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a portfolio of fixed income (bond) exchange traded funds (the “Underlying ETFs”) and other exchange traded products (“ETPs”), including, but not limited to, exchange traded notes (“ETNs”), exchange traded currency trusts, and exchange-traded commodity pools. The Fund invests in ETFs that provide exposure to at least 12 distinct bond classes, including, but not limited to, short-term treasury bonds, municipal bonds, and high-yield U.S. corporate bonds (sometimes referred to as “junk bonds”). The Sub-Advisor will construct the Fund’s portfolio using a weighted allocation system based on yield curve analysis of each bond category. The investment committee meets on a bi-weekly basis to monitor the Fund’s portfolio and make allocation decisions. The investment committee uses third-party analyst research and a proprietary fundamental process to make allocation decisions. Each major bond category will have a three percent minimum percentage inclusion in the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

ETN Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

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Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying ETF and ETP Investment Risk. Through its investments in the Underlying ETFs or ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ or ETP’s investments, including the possibility that the value of the securities or assets held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and each Underlying ETF’s or ETP’s asset allocation.

Commodities Risk. The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Concentration Risk. An Underlying ETF or ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Credit Risk. Certain of the Underlying ETFs or ETPs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Fixed Income Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF or ETP to hold securities paying lower- than-market rates of interest, which could hurt the Fund’s yield or share price.

High-Yield Risk . An Underlying ETF or ETP may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

Income Risk. An Underlying ETF or ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an Underlying ETF’s or ETP’s income producing investments may decline which then may adversely affect the Fund’s value.

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Interest Rate Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Investment Risk. An investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Madrona Funds, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Brian K. Evans, Founder, Managing Member and Portfolio Manager	since 2010
Robert W. Bauer, Member and Portfolio Manager	since 2010
Kristi R. Henderson, Member and Portfolio Manager	since 2010

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENT TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker dealers and other financial intermediaries, please turn to “Additional Fund Summary Information” section on page 12 of this Prospectus.

11

ADDITIONAL FUND SUMMARY INFORMATION

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Funds that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. With respect to the Madrona Domestic ETF or the Madrona International ETF, a “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into a Fund a portfolio of securities closely approximating the holdings of that Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof). With respect to the Madrona Global Bond ETF, a “creator” enters into a Participant Agreement with the Distributor or uses an Authorized Participant, and deposits into the Fund a basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Funds are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Madrona Domestic ETF, Madrona International ETF and Madrona Global Bond ETF.

Section 12(d)(1) of the 1940 Act, restricts investments by investment companies in the securities of other investment companies, including shares of each Fund and, with respect to the Madrona Global Bond ETF, Underlying ETFs. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), a Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

With respect to the Madrona Domestic ETF and Madrona International ETF, Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment. With respect to the Madrona Global Bond ETF, Creation Units of the Fund are issued and redeemed principally in-kind for shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT FUND INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board without a shareholder vote. Each Fund’s benchmark(s) also may be changed without shareholder approval.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

Each Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, each Fund uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage each Fund’s portfolio in accordance with each Fund’s investment objective and investment policies.

The Funds Investment Philosophy

Madrona employs a forward-looking fundamental investment process when making capital allocation decisions across investment strategies for the Funds. The underlying investment process for the Madrona Domestic ETF and the Madrona International ETF is based on a measure of forecasted earnings and projected growth relative to the price of the equities. The underlying investment process for the Madrona Global Bond ETF is based on fundamental yield curve analysis and a measure of mean reversion for future expected yield curve trajectory.

Each Fund utilizes a core investment allocation strategy which seeks to replace what Madrona’s investment committee deems inefficient index methodologies for core investing that are prevalent in the marketplace. The Funds invest in actively managed broadly diversified portfolios and differ from most traditional indices in that the proportion, or weighting, of the securities in the Funds are based on forward-looking fundamental analysis. Most traditional indices and index funds weight their securities by looking simply at the market capitalization of such securities. Risk management guidelines are employed to protect against dramatic over or under weighting of individual securities, reducing company specific risks, as most traditional index funds allocate more than 65% of its total investment into the top quartile of companies.

Madrona Domestic ETF

The Madrona Domestic ETF invests in an actively managed broadly diversified portfolio of up to 500 of the largest domestic stocks selected and weighted using their proprietary fundamental investment process. The Fund is expected to have low turnover and be tax efficient. Changes to the Fund’s portfolio typically occur upon the reporting and analysis of individual securities through the earnings season and rely heavily on a stock’s price and market cap relative to the future expected earnings.

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Investment Process

Step 1: Madrona’s use of third-party research consists of analyzing the consensus analyst valuation estimates to drive the proprietary models that derive the present value of future expected earnings relative to current stock price of each stock.

Step 2: Madrona reviews this data on a company by company basis and the companies are put in order from most attractive to least attractive and the Fund weights these companies accordingly.

Step 3: Risk management guidelines are established to allocate the total percentage invested in each quartile of securities. In other words, each group of 125 securities will receive a certain investment percentage within Madrona’s established guidelines. This process ensures no dramatic over-weighting or under-weighting of individual securities.

Step 4: The Fund’s portfolio is consistently monitored when company specific data is released and the Sub- Advisor’s models are updated to drive allocation changes.

Who should invest in the Madrona Domestic ETF?

•	Investors Seeking Diversification. Spreading your investment risk among 500 companies with a material allocation to all quartiles can help diversify an overall portfolio.

•	Investors Looking For Alternatives. The Fund is an alternative to market cap indices, such as its benchmark, the S&P 500 Index.

Madrona International ETF

The Madrona International ETF primarily invests in an actively managed broadly diversified portfolio of at least 250 of the largest securities traded as ADRs in developed and emerging international countries. The Fund is expected to have low turnover and be tax efficient. Changes to the Fund’s portfolio typically occur upon the reporting and analysis of individual securities through the earnings season and rely heavily on a security’s price and market cap relative to future earnings.

All securities selected for investment in the Fund must meet the following constraint tests:

•	Each security selected for the Fund’s portfolio shall have a minimum market value of at least $100 million at the time it is selected for investment.

•	Each security selected for the Fund’s portfolio shall have a minimum global monthly trading volume of 250,000 shares, or a minimum global notional volume traded per month of $25 million, averaged over the last six months.

Investment Process

Step 1: Madrona’s use of third-party research consists of analyzing the consensus analyst valuation estimates to drive the proprietary models that derive the present value of future expected earnings relative to current stock price of each stock.

Step 2: Madrona reviews this data on a company by company basis and the companies are put in order from most attractive to least attractive and the Fund weights these companies accordingly.

Step 3: Risk management guidelines are established to allocate the total percentage invested in each quartile of securities. Each quartile will receive a certain investment percentage within Madrona’s established guidelines. This process ensures no dramatic over-weighting or under-weighting of individual securities.

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Step 4: The Fund’s portfolio is consistently monitored when company specific data is released and the Sub- Advisor’s models are updated to drive allocation changes.

Who should invest in the Madrona International ETF?

•	Investors Seeking Diversification. Spreading your investment risk among EAFE, Canadian and Emerging Market companies with a material allocation to all quartiles can help diversify an overall portfolio.

•	Investors Looking For Alternatives. The Fund is an alternative to market cap indices, such as its benchmarks, the MSCI EAFE Index and the BNY Mellon Classic ADR Index.

Madrona Global Bond ETF

The Madrona Global Bond ETF invests in at least 12 distinct global bond classes, including, but not limited to, the list below. The Fund invests in an ETF or ETP for each of the bond classes held in the portfolio. The Fund is expected to have low turnover and be tax efficient. Changes to the Fund’s portfolio typically occur upon the reporting and analysis of each bond category’s risk assessment.

Bond Classes

•	Mortgage Backed/Agency
•	Investment Grade U.S. Corporate
•	Short-Term Treasury
•	Intermediate-Term Treasury
•	Long-Term Treasury
•	Inflation Protected Treasury (TIPS)
•	High-Yield U.S. Corporate
•	International Treasury
•	Convertible and Preferred
•	Emerging Markets
•	Municipal
•	International Investment Grade Corporate
•	International High-Yield
•	Build America Bonds

Investment Process

Step 1: Madrona selects an Underlying ETF or ETP for each bond category based on expense ratios and institutional strengths of each Underlying ETF or ETP provider to ensure efficient internal trading.

Step 2: Madrona’s use of third-party research consists of analyzing the historical class by class yield-curve analysis and how the curve stands in relation to the current yield-curve of the particular bond class. Based on the research, Madrona determines which bond classes will receive higher and lower than average allocations as compared to typical bond indices.

Step 3: Risk management guidelines are established to allocate the total percentage invested in each bond class. Each class will receive a minimum investment within Madrona’s established guidelines. This process ensures no dramatic over-weighting or under-weighting of individual bond categories.

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Step 4: The Fund’s portfolio is consistently monitored when bond class data is released and the Sub- Advisor’s models are updated to drive allocation changes.

Who should invest in the Madrona Global Bond ETF?

•	Investors Seeking Diversification. Spreading your investment risk among bonds in all of the material global bond sectors, including bonds with different maturities and credit qualities and investing in thousands of individual bonds by using a fund of funds structure can help diversify an overall portfolio.

•	Investors Seeking Simplification. The Fund is designed for investors seeking one bond fund that includes all the major global bond sectors.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUNDS

This section provides additional information regarding certain of the Funds’ principal risks.

American Depositary (ADR) Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Currency Risk. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. While the Fund may engage in currency hedging transactions, it generally does not intend to do so and there is no guarantee that any such transactions will effectively hedge currency risk.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

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Equity Risk. Investment in the Fund involves the risks inherent in an investment in any equity security. In addition, the prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The value of portfolio securities may fluctuate because of changes in or perceived changes in the financial condition of individual issuers, economic trends and developments, the general condition of the stock market, and other factors. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investment Risk. A Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by a Fund.

Geographic Concentration Risk. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks (including defense concerns), among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events.

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Asia. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on certain emerging markets and the Hong Kong and Taiwanese economies.

Canada . Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. As a whole, the European Union is the wealthiest and largest economy in the world. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners.

United States . The United States is a significant trading partner of many emerging markets in which the Fund invests. The United States economy has traditionally been considered to be one of the most stable and productive economies in the world. However, the recent financial crisis, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, and increasing public debt pose concerns for many of the United States’ trading partners that depend on its historically high levels of consumer spending and foreign investment. A weakening of the United States economy as a result of any of these factors could affect the economies of countries which rely on the United States for a disproportionate amount of their trade partnerships and foreign investment.

Large-Capitalization Securities Risk. The Fund may invest in large-capitalization companies. As a result, the Fund may be subject to the risk that the large-capitalization segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-capitalization securities may cause the Fund’s performance to be less than you expect.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an Underlying ETF’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an Underlying ETF invests will cause the NAV of the Fund or the Underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

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Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” each Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Madrona Global Bond ETF’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of Madrona Global Bond ETF’s investments, however, may generate income that is not qualifying income. Madrona Global Bond ETF might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of a Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose price increase or decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs and ETPs

The value of your investment in a Fund is based primarily on the prices of the Underlying ETFs and ETPs that a Fund purchases. In turn, the price of each Underlying ETF and ETP is based on the value of its securities. The prices of these securities change daily and each Underlying ETF’s and ETP’s performance reflects the risks of investing in a particular asset class or classes. Certain of the Underlying ETFs and ETPs reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. An overview of the principal risks of the Underlying ETFs and ETPs is provided below. The degree to which the risks described below apply to a Fund varies according to its asset allocation. A complete list of each Underlying ETF and ETP can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF and ETP prior to investing in a Fund.

Concentration Risk. An Underlying ETF may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Credit Risk. Certain of the Underlying ETFs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The Underlying ETFs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

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Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an Underlying ETF because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

High-Yield Risk. An Underlying ETF may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Underlying ETF may lose its entire investment.

Income Risk. An Underlying ETF may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an Underlying ETF’s income producing investments may decline which then may adversely affect a Fund’s value. The dividend and interest income produced by certain of the Underlying ETF’s portfolio holdings also may be adversely affected by the particular circumstances and performance of the individual issuers of such investments.

Interest Rate Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s yield (and total return) also may be low. Changes in interest rates also may affect an Underlying ETF’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the Underlying ETF holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF anticipates interest rate trends imprecisely, the Underlying ETF could miss yield opportunities or its share price could fall.

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, directly or, with respect to the Madrona Global Bond ETF, either directly or through Underlying ETFs and ETPs, in high-quality debt securities and money market instruments either directly or through ETFs. A Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

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PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. Each Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Funds. The Advisor continuously reviews, supervises, and administers the Funds’ investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 0.80% of the NAV of the Madrona Domestic ETF, 0.80% of the NAV of the Madrona International ETF and 0.50% of the NAV of the Madrona Global Bond ETF, and such fees do not include breakpoints. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding (i) 1.25% of the Madrona Domestic ETF’s average daily net assets, (ii) 1.25% of the Madrona International ETF’s average daily net assets, and (iii) 0.95% of the Madrona Global Bond ETF’s average daily net assets for a year from the date of this Prospectus and indefinitely thereafter subject to the annual approval of the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25%, 1.25% or 0.95%, respectively, to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreements, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by law.

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A discussion regarding the basis for the Board’s most recent approval of the Funds’ investment advisory agreement is available in Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Madrona Funds, LLC, located at 2911 Bond Street, Suite 105, Everett, Washington 98201, serves as investment sub-adviser to each Fund and is an affiliate of BondStreet Wealth Management, LLC (“BondStreet”). The Sub-Advisor is responsible for selecting the Funds’ investments according to each Fund’s investment objective, polices and restrictions. Madrona Funds, LLC was established in 2010. As of August 31, 2012, the Sub-Advisor had approximately $52 million in assets under management. BondStreet is an independent registered investment adviser, serving a variety of individual and institutional investor accounts and offering comprehensive global investment services.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee based on the average daily net assets of that Fund as follows:

Fund	Advisory Fee (as a percentage of average daily net assets)
Madrona Domestic ETF	0.40%
Madrona International ETF	0.40%
Madrona Global Bond ETF	0.25%

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders, dated December 31, 2011.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Funds.

Brian K. Evans, CPA/PFS, Founder, Managing Member, and Portfolio Manager

Mr. Evans founded Madrona Funds, LLC in September, 2010. He is primarily responsible for operational management as well as implementation and development of investment strategies for Madrona Funds, LLC. Brian is President and owner of Bauer Evans, Inc. P.S. (“Bauer Evans”), and has been a CPA since 1986. Bauer Evans is one of the largest certified public accounting firms in Snohomish County, Washington serving over 1,400 clients. It is a full service CPA firm offering estate and trust planning, broad based business consulting, tax compliance and planning, audited, reviewed, and compiled financial statements for non-profits, for profits, and retirement plans, complete back office accounting solutions and consultations services on real estate tax and investment opportunities.

Brian is also Principal and owner of BondStreet Wealth Management, LLC (“BondStreet”). BondStreet is an SEC registered investment advisor offering comprehensive global investment services. BondStreet’s staff manages over $100 million of client assets.

As the key financial advisor for BondStreet, Brian holds a personal financial specialist accreditation, which covers investments, retirement planning, income tax, estates and trusts, and insurance planning. As the wealth manager for BondStreet, Brian is responsible for analyzing investments in the world’s markets to create client portfolios. He is nationally published in The Black Book on Personal Finance on his progressive global targeted asset allocation strategy. Brian also hosted the On the Money business radio talk show on KKNW 1150 Seattle for 15 weeks.

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Robert W. Bauer, CPA, Member and Portfolio Manager

Mr. Bauer has been a Member and Portfolio Manager of the Sub-Advisor since its inception in September 2010. He is primarily responsible for the implementation and development of investment strategies for Madrona Funds, LLC. Mr. Bauer attended the University of Washington and received a B.A. in political science, and later completed graduate-level coursework in business, taxation, special education and broadcast journalism at Seattle University, Golden Gate University and the University of Washington. After various jobs in teaching, banking and the restaurant industry, Mr. Bauer settled on a career in public accounting and 13 years later, started his own CPA firm, which later became Bauer Evans when Brian Evans joined him. Together, they grew the firm into the third largest CPA firm in Snohomish County, Washington. Through Mr. Bauer’s experience as a CPA, he has attained many years of experience in business valuation and has been engaged as a business valuation expert witness in multiple litigation cases. Mr. Bauer also holds his Series 65 license as an investment adviser representative for BondStreet.

Kristi R. Henderson, CPA, Member and Portfolio Manager

Mrs. Henderson has been a Member and Portfolio Manager of the Sub-Advisor since its inception in September 2010. She is primarily responsible for the implementation and development of investment strategies for Madrona Funds, LLC. Mrs. Henderson decided to pursue a career in accounting and investment advisory after an internship at Bauer Evans in 2005. As an Academic All-American nominee for the University of Oregon softball team, Kristi graduated with honors in June 2007 and received a degree in accounting while also taking numerous finance classes. She holds a Series 65 license as an investment adviser representative for BondStreet where she helped create securities trades, ran the performance software and performed various other duties. Mrs. Henderson has worked at Bauer Evans since October 2007, where she focuses on a full complement of CPA services, including income tax planning and preparation, all levels of financial statement engagements, and services for individuals, corporations, LLC’s and non-profits.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in a Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Funds’ shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Funds.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Funds.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Funds calculate NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

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The Funds calculate NAV once each business day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time). The Exchange is typically closed on weekends and most national holidays.

In calculating NAV, each Fund generally values its portfolio investments at market prices. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Funds will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Funds’ holdings can be found in the SAI.

SHARE TRADING PRICES

The price of each Fund’s shares is based on market price, which may differ from a Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of a Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Funds’ website at http://www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of each Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve a Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Funds’ trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds’ shares because a Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Funds’ shares trade at or close to NAV. The Funds also impose transaction fees on such Creation Unit transactions that are designed to offset the Funds’ transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

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Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN A FUND

For more information on how to buy and sell shares of a Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Funds’ website at www.advisorshares.com.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will, in turn, pay the service provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Funds will notify investors by adding disclosure to the Funds’ website and in the Funds’ Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by a Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by a Fund from an ETF in which it invests taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by a Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012.

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•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Funds are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by an ETF or ETP in which the Fund invests provided that the Fund and the ETF or ETP meet certain requirements.

•	Madrona Global Bond ETF may be able to report some of its dividends as “exempt-interest dividends.” Exempt-interest dividends are exempt from regular federal income tax, but may be subject to the federal alternative minimum tax applicable to individuals and may be subject to state and local taxes.

•	Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares. If a shareholder receives exempt-interest dividends with respect to shares of Madrona Global Bond ETF and those shares are held by the shareholder for six months or less, then any loss on the sale of such shares may, to the extent of the exempt-interest dividends, be disallowed.

Derivatives and Complex Securities

Madrona Global Bond ETF and Underlying ETFs and ETPs may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by Madrona Global Bond ETF or the Underlying ETFs or ETPs are treated as ordinary income or capital gain, accelerate the recognition of income to Madrona Global Bond ETF or the Underlying ETFs or ETPs, cause income or gain to be recognized even though corresponding cash is not received by Madrona Global Bond ETF or the Underlying ETFs or ETPs and/or defer Madrona Global Bond ETF’s Underlying ETFs’ or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by Madrona Global Bond ETF. Additional information regarding the Underlying ETFs’ and ETPs’ investments in complex securities can be found in Madrona Global Bond ETF’s SAI.

26

Investment in Foreign Securities

Madrona International ETF and Madrona Global Bond ETF may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments. In addition, investments by those Funds in foreign securities or foreign currencies may increase or accelerate their recognition of ordinary income and may affect the timing or amount of their distributions. Madrona International ETF and Madrona Global Bond ETF may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by those Funds or, under certain circumstances, by an Underlying ETF to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Funds under all applicable tax laws.

27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance since each Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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ADVISORSHARES TRUST — MADRONA DOMESTIC ETF

Financial Highlights

		For the period
	Year Ended	June 21, 2011*
	June 30, 2012	to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.07	$25.00

Investment Operations
Net Investment Income (Loss)(1)	0.10	---(2)
Net Realized and Unrealized Gain (Loss) on Investments	(0.79)	1.07
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	(0.69)	1.07

Distribution from Net Investment Income	(0.07)	---
Distributions from Realized Capital Gains	---	---
Total Distributions	(0.07)	---

Net Asset Value, End of Period	$25.31	$26.07
Market Value, End of Period	$25.28	$26.07

Total Return
Total Investment Return Based on Net Asset Value(3)	(2.65)%	4.28%
Total Investment Return Based on Market(3)	(2.76)%	4.28%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$15,188	$2,607
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	1.25%	1.25%
excluding interest and dividend expense
Expenses, net of expense waivers and reimbursements(4)	1.46%	10.96%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(4)	1.46%	10.96%
excluding interest and dividend expense
Net Investment Income(Loss)(4)	0.40	0.23%
Portfolio Turnover Rate(5)	40%	0%

____________

*Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios for periods of less than one year have been annualized.

(5)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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ADVISORSHARES TRUST — MADRONA GLOBAL BOND ETF

Financial Highlights

		For the period
		June 21, 2011*
	Year Ended	to June 30, 2011
	June 30, 2012

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.01	$25.00

Investment Operations
Net Investment Income (Loss)(1)	0.71	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.67	---
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	1.38	0.01

Distribution from Net Investment Income	(0.70)	---
Distributions from Realized Capital Gains	---	---
Total Distributions	(0.70)	---

Net Asset Value, End of Period	$25.69	$25.01
Market Value, End of Period	$25.68	$25.02

Total Return
Total Investment Return Based on Net Asset Value(2)	5.59%	0.04%
Total Investment Return Based on Market(2)	5.49%	0.08%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$21,195	$2,501
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	0.95%	0.95%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	0.99%	11.08%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	0.99%	11.08%
excluding interest and dividend expense
Net Investment Income(Loss)(3)	2.81%	1.68%
Portfolio Turnover Rate(4)	12%	0%

 ____________

*Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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ADVISORSHARES TRUST — MADRONA INTERNATIONAL ETF

Financial Highlights

		For the period
	Year Ended	June 21, 2011*
	June 30, 2012	to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.17	$25.00

Investment Operations
Net Investment Income (Loss)(1)	0.32	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(5.33)	1.16
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	(5.01)	1.17

Distribution from Net Investment Income	(0.08)	---
Distributions from Realized Capital Gains	(0.02)	---
Total Distributions	(0.10)	---

Net Asset Value, End of Period	$21.06	$26.17
Market Value, End of Period	$21.11	$26.18

Total Return
Total Investment Return Based on Net Asset Value(2)	(19.11)%	4.68%
Total Investment Return Based on Market(2)	(18.95)%	4.72%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$14,219	$2,617
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.25%	1.25%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	1.54%	10.99%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	1.54%	10.99%
excluding interest and dividend expense
Net Investment Income(Loss)(3)	1.48%	1.14%
Portfolio Turnover Rate(4)	110%	19%

 ____________

*Commencement of operations.

(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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Madrona Domestic ETF, Madrona International ETF and

Madrona Global Bond ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Madrona Funds, LLC 2911 Bond Street, Suite 105 Everett, Washington 98201
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds are included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports (once available), without charge by calling 877.843.3831 or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

32

Meidell Tactical Advantage ETF NYSE Arca Ticker: MATH Sub-advised by: American Wealth Management

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Meidell Tactical Advantage ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	5

MANAGEMENT	5

PURCHASE AND SALE OF FUND SHARES	6

TAX INFORMATION	6

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6

MORE INFORMATION ABOUT THE TRUST AND THE FUND	7

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	7

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	7

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	8

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs	10

OTHER INVESTMENT PRACTICES AND STRATEGIES	13

PORTFOLIO HOLDINGS	13

MANAGEMENT OF THE FUND	13

SHAREHOLDER INFORMATION	15

DISTRIBUTION PLAN	16

ADDITIONAL TAX INFORMATION	17

FINANCIAL HIGHLIGHTS	19

ADDITIONAL INFORMATION	21

MEIDELL TACTICAL ADVANTAGE ETF (NYSE Arca Ticker: MATH)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Meidell Tactical Advantage ETF (the “Fund”) seeks to provide long-term capital appreciation with a secondary emphasis on capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.20%
DISTRIBUTION (12b-1) FEES	None
OTHER EXPENSES	2.49%
ACQUIRED FUND FEES AND EXPENSES(a)	0.23%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	3.92%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(c)	2.34%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (b)	1.58%

(a)	As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the fund invests that are not investment companies, including exchange-traded notes and certain exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the Acquired Funds.

(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.35% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” The expense limitation agreement (i) may be terminated at any time by the Board, and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

1

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Meidell Tactical Advantage ETF	$160	$979	$1,815	$3,988

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 817% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in other exchange traded funds (the “Underlying ETFs”) that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and closed-end funds. The Fund primarily invests in U.S.-listed domestic and foreign equity, fixed income, and commodity ETFs and ETPs.

American Wealth Management (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. This is a long-only tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and into lower volatility assets when the Sub-Advisor believes there are significant risks in the equity markets. Risk management is an integral part of the Sub-Advisor’s investment strategy. The Fund will not invest in leveraged or inverse exchange-traded funds.

The Sub-Advisor uses a quantitative tactical methodology to identify the Underlying ETFs and ETPs believed to be participating in long-term “durable trends” within the market. This model enables the Sub- Advisor to evaluate, rank and select the appropriate mix of investments in Underlying ETFs and ETPs given market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

2

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

ETN Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying Fund Investment Risk. Through its investments in the Underlying ETFs or ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ or ETPs’ investments, including the possibility that the value of the securities held by an Underlying ETF or ETP could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and Underlying ETF or ETP’s asset allocation.

Commodities Risk. The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Concentration Risk. An Underlying ETF or ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the Underlying ETF’s or ETP’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

3

Emerging Markets Risk. There is an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which an Underlying ETF invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Fixed Income Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF or ETP to hold securities paying lower- than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF or ETP security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Underlying ETFs and ETPs do not intend to hedge against the risk of currency exchange rate fluctuations, but some Underlying ETFs and ETPs may reserve the right to do so if there is extreme volatility in currency exchange rates.

Foreign Securities Risk . An Underlying ETF’s or ETP’s investments in securities of foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at time, more volatile than securities of comparable U.S. companies.

Growth” Investing Risk. An Underlying ETF or ETP may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

High-Yield Risk . An Underlying ETF or ETP may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

Income Risk. An Underlying ETF or ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an Underlying ETF’s or ETP’s income producing investments may decline which then may adversely affect the Fund’s value.

Interest Rate Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

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Investment Risk. An investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

Large-Capitalization Risk . An Underlying ETF or ETP may invest in large-cap companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid-Capitalization Risk . An Underlying ETF or ETP may invest in mid-cap companies. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Small-Capitalization Risk . An Underlying ETF or ETP may invest in small-cap companies. Small- capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small- capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s or ETP’s performance could be reduced.

“Value” Investing Risk. Because it may invest in value stocks, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
American Wealth Management	Sub-Advisor

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PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
Laif Meidell, Founder and Portfolio Manager	since 1995

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Meidell Tactical Advantage ETF.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or an Underlying ETF. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind of shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment goal of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. An actively managed ETF primarily uses an active investment strategy to seek to meet its investment objective. Accordingly, the Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor’s investment philosophy emphasizes purchasing investments which the Sub-Advisor believes are an efficient way of investing in broad market indexes and market sector indexes. In general, the Fund will purchase or increase its exposure to Underlying ETFs and ETPs that track equity markets or market sectors when the Sub-Advisor’s quantitative tactical asset allocation model and risk analysis indicates that the applicable market or sector is at low risk of losing value or presents opportunity for growth and appreciation. The Fund will generally sell interests in, or reduce investment exposure to, Underlying ETFs and ETPs tracking equity markets or market sectors in favor of fixed-income ETFs or ETPs or cash positions when the Sub-Advisor’s quantitative tactical asset allocation model and risk analysis indicates that such markets have become or are becoming risky.

The Sub-Advisor uses a quantitative metric to rank and select the appropriate mix of investments given prevailing market conditions. The Sub-Advisor’s quantitative tactical asset allocation model solves for asset allocation between bonds and stocks, equity selection, sector concentration, as well as limiting portfolio drawdown. The general guidelines for the Fund’s portfolio are as follows:

Equity	0% - 100%
Fixed Income/Cash	0% - 100%

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Depending on the economic and market climate, the portfolio may increase or decrease portfolio concentrations within the ranges shown below.

Foreign	0% - 50%
Large-Cap	0% - 50%
Mid-Cap	0% - 30%
Small-Cap	0% - 30%
Commodities	0% - 20%
Currencies	0% - 10%

The Fund’s portfolio may temporarily exceed these percentage ranges for short periods without notice, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Additional quantitative tools are used to evaluate the probability of investment success within the equity market. These tools allow the Sub-Advisor to get into or out of equity positions, and include but are not limited to:

•       interest rates spreads

•       option activity

•       market breadth

•       equity index trends

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs and ETPs to allocate their assets among various asset classes and market segments in the hope of achieving their respective investment objectives.

The Underlying ETFs are themselves investment companies registered under the 1940 Act, the shares of which trade on a national securities exchange. The Underlying ETFs primarily will seek to track the performance of a securities index representing an asset class, sector or other market segment. However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third-party investment adviser not affiliated with the Advisor or Sub-Advisor or by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs and ETPs in the secondary market. When the Fund invests in an Underlying ETF or ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF’s or ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Underlying ETF.

Through its investments in the Underlying ETFs and ETPs, the Fund will be subject to the risks associated with the Underlying ETFs’ and ETPs’ investments or, in the case of ETNs, the components of their benchmarks. Please see “Overview of the Principal Risks of the Underlying ETFs and ETPs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs, the Fund is subject to a number of other risks that may affect the value of its shares, including:

Allocation Risk . The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and ETPs and the allocation of assets among such Underlying ETFs and ETPs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs and ETPs, by investing in a different selection of Underlying ETFs or ETPs, or by pursuing a different allocation of assets among such Underlying ETFs and ETPs. Because the risks and returns of different Underlying ETFs and ETPs can vary widely over any given time period, the Fund’s performance could suffer if a particular Underlying ETF or ETP does not perform as expected.

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Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an Underlying ETFs’ or ETPs’ investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund, an Underlying ETF or ETP invests will cause the NAV of the Fund, Underlying ETF or ETP to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF’s or ETP’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). The Fund’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

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Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs AND ETPs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs or ETPs that the Fund purchases. In turn, the price of each Underlying ETF or ETP is based on the value of its securities. The prices of these securities change daily and each Underlying ETF’s or ETP’s performance reflects the risks of investing in a particular asset class or classes. Certain of the Underlying ETFs and ETPs reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. An overview of the principal risks of the Underlying ETFs and ETPs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each Underlying ETF and ETP can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF and ETP prior to investing in the Fund.

Commodities Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked financial instruments may be affected by changes in overall market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency, such as drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international economic political and regulatory developments.

Concentration Risk. An Underlying ETF or ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Credit Risk. Certain of the Underlying ETFs and ETPs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The Underlying ETFs and ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Emerging Markets Risk. An Underlying ETF’s or ETP’s investments in securities of emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF’s or ETP’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Equity Risk. The prices of equity securities in which the Underlying ETFs or ETPs invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF or ETP to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying ETF or ETP that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an Underlying ETF or ETP because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Currency Risk. The Fund may invest in Underlying ETFs or ETPs that hold securities denominated in foreign currency. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of an Underlying ETF or ETP security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Underlying ETFs and ETPs do not intend to hedge against the risk of currency exchange rate fluctuations, but some Underlying ETFs or ETPs may reserve the right to do so if there is extreme volatility in currency exchange rates.

Foreign Securities Risk. An Underlying ETF’s or ETP’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An Underlying ETF or ETP with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign withholdings taxes may be imposed on income earned by an Underlying ETF’s or ETP’s investment in foreign securities which may reduce the return on such investments. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

“Growth” Investing Risk. An Underlying ETF or ETP may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

High-Yield Risk . An Underlying ETF or ETP may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Underlying ETF or ETP may lose its entire investment.

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Income Risk. An Underlying ETF may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an Underlying ETF’s income producing investments may decline which then may adversely affect the Fund’s value. The dividend and interest income produced by certain of the Underlying ETF’s portfolio holdings also may be adversely affected by the particular circumstances and performance of the individual issuers of such investments.

Interest Rate Risk. An Underlying ETF’s or ETP’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an Underlying ETF’s or ETP’s yield will change over time. During periods when interest rates are low, an Underlying ETF’s or ETP’s yield (and total return) also may be low. Changes in interest rates also may affect an Underlying ETF’s or ETP’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the Underlying ETF or ETP holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an Underlying ETF or ETP anticipates interest rate trends imprecisely, the Underlying ETF or ETP could miss yield opportunities or its share price could fall.

Investment Risk. An investment in an Underlying ETF or ETP is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF or ETP. Further, there is no guarantee that an Underlying ETF or ETP will be able to achieve its objective.

Large-Capitalization Risk. An Underlying ETF or ETP may invest in large-cap companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Underlying ETF’s or ETP’s performance could be reduced.

Mid-Capitalization Risk. An Underlying ETF or ETP may invest in mid-cap companies. Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s or ETP’s performance could be reduced.

Small-Capitalization Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, Underlying ETFs and ETPs that invest in small-cap securities may be more volatile than Underlying ETFs or ETP that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the Underlying ETFs or ETPs may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s or ETP’s performance could be reduced.

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“Value” Investing Risk. An Underlying ETF or ETP may employ a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Due to investments in value stocks, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub- Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through Underlying ETFs or ETPs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to 1.20% of the NAV of the Fund, and such fees do not include breakpoints. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to any Fund; upon the affirmative vote of a majority of the outstanding voting securities of that Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.35% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.35% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

13

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

American Retirement Planners II, Inc., doing business as “American Wealth Management,” located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objectives, policies and restrictions. American Wealth Management was established in 1989. American Wealth Management serves as an investment manager to individuals, corporations and profit sharing plans. As of August 31, 2012, American Wealth Management had approximately $223 million in assets under management.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.70% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2011.

PORTFOLIO MANAGER

The portfolio manager listed below is primarily responsible for the day-to-day management of the Fund.

Laif Meidell, Founder and Portfolio Manager

Mr. Meidell is a Portfolio Manager of American Wealth Management’s separate accounts. Prior to joining American Wealth Management in 1995, Mr. Meidell was an active duty officer in the U.S. Army. He graduated with honors from the Regis University (Denver, CO) with an MBA in finance and accounting in 1993. Mr. Meidell received a B.S. in finance from Brigham Young University (Provo, UT) in 1989. He holds the Series 7, 63, and 65 licenses. Mr. Meidell is a Chartered Market Technician (“CMT”) and an Accredited Investment Fiduciary (AIF).

14

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

15

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will, in turn, pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

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ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an Underlying ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund or an Underlying ETF or ETP provided that the Fund and the Underlying ETF or ETP meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

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•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund, Underlying ETFs and ETPs that the Fund invests in may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund, the Underlying ETFs or ETPs are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, the Underlying ETFs or the ETPs, cause income or gain to be recognized even though corresponding cash is not received by the Fund, the Underlying ETFs or the ETPs and/or defer the Fund’s, the Underlying ETFs' or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s, the Underlying ETFs' and ETPs’ investments in complex securities can be found in the Fund’s SAI.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an Underlying ETF to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

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Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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ADVISORSHARES TRUST — MEIDELL TACTICAL ADVANTAGE ETF

Financial Highlights

	Year Ended June 30, 2012	For the period June 23, 2011* to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.06	$25.00

Investment Operations
Net Investment Income (Loss)(1)	---(2)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.08	0.05
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	0.08	0.06

Distribution from Net Investment Income	(0.02)	---
Distributions from Realized Capital Gains	---	---
Total Distributions	(0.02)	---

Net Asset Value, End of Period	$25.12	$25.06
Market Value, End of Period	$25.48	$25.07

Total Return
Total Investment Return Based on Net Asset Value(3)	0.31%	0.24%
Total Investment Return Based on Market(3)	1.71%	0.28%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$5,652	$2,506
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	1.35%	1.35%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements	3.69%	13.70%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(4)	3.69%	13.70%
excluding interest and dividend expense
Net Investment Income(Loss)(4)	0.01%	1.00%
Portfolio Turnover Rate(5)	817%	5%

____________

*Commencement of operations.

(1)	Based on average shares outstanding.

(2)	Less than $0.005.

(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.

(4)	Ratios for periods of less than one year have been annualized.

(5)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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Meidell Tactical Advantage ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	American Wealth Management 570 Hammill Lane Reno, Nevada 89511
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814 www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Peritus High Yield ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	1

PRINCIPAL INVESTMENT STRATEGIES	1

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	3

MANAGEMENT	4

PURCHASE AND SALE OF FUND SHARES	4

TAX INFORMATION	4

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

MORE INFORMATION ABOUT THE TRUST AND THE FUND	6

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	6

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	6

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	9

OTHER INVESTMENT PRACTICES AND STRATEGIES	10

PORTFOLIO HOLDINGS	10

MANAGEMENT OF THE FUND	11

SHAREHOLDER INFORMATION	13

DISTRIBUTION PLAN	14

ADDITIONAL TAX INFORMATION	14

FINANCIAL HIGHLIGHTS	17

ADDITIONAL INFORMATION	19

-i-

PERITUS HIGH YIELD ETF (NYSE Arca Ticker: HYLD)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Peritus High Yield ETF (the “Fund”) seeks high current income with a secondary goal of capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.10%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.35%

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Peritus High Yield ETF	$138	$429	$742	$1,629

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2012, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Peritus I Asset Management, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio of high-yield debt securities (commonly referred to as “junk bonds”), which include senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper). The Fund does not have any portfolio maturity limitation and may invest its assets in instruments with short-term, medium-term or long-term maturities. The Fund also may invest to a lesser extent in equity securities that the Sub-Advisor believes will yield high dividends or are otherwise consistent with the Fund’s investment objective.

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In selecting securities for the Fund’s portfolio, the Sub-Advisor, subject to the oversight of the Advisor and the Board of Trustees (the “Board”), performs an independent investment analysis of each issuer to determine its creditworthiness. The Sub-Advisor takes a deep value contrarian approach to the credit markets, foregoing relative value and new issue participation in favor of absolute returns. The Sub-Advisor focuses on the secondary market, predominantly investing in assets at a discount to par ($100), allowing for a potential opportunity to generate capital gains in addition to current yield. The Sub-Advisor believes that structural and technical inefficiencies exist in the secondary credit markets, which create tremendous investment opportunities, and that, by holding a diversified but limited number of securities, the portfolio will be constructed of securities that provide exposure to industries believed to offer the most value to the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Credit Risk. The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high yield securities or junk bonds.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Fixed Income Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

High-Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Issuer Risk. The value of a security may increase for a number of reasons which directly relate to the issuer, such as management performance, improved financial condition and increased demand of the issuer’s goods or services. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

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Prepayment Risk. The Fund may invest in mortgage related securities, which may be paid off early if the borrower on the underlying mortgagee prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the Barclays U.S. High Yield Index, which is an unmanaged index considered representative of the universe of U.S. fixed rate, non-investment grade debt. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2012 was 12.40%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.71%	1Q/2011
Lowest Return	-7.05%	3Q/2011

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2011

Peritus High Yield ETF	1 Year	Since Inception (11/30/2010)
Return Before Taxes Based on NAV	1.92%	2.94%
Return After Taxes on Distributions[1]	-1.04%	0.04%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.26%	0.89%
Barclays U.S. High Yield Index (Reflects no deduction for fees, expenses, or taxes)	4.98%	6.33%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Peritus I Asset Management, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Tim Gramatovich, Chief Investment Officer	since 1995
Ron Heller, CEO & Senior Portfolio Manager	since 1995
Dave Flaherty, Senior Portfolio Manager	since 2004

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Peritus High Yield ETF.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub- Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor seeks to achieve the Fund’s investment objective by selecting a focused portfolio of high yield securities (commonly referred to as “junk bonds”), which include senior and subordinated corporate debt obligations (such as bonds, debentures, noted and commercial paper). The Sub-Advisor aims to acquire these securities at discounts to par ($100), which will allow for a potential opportunity to generate additional capital gains. Debt securities that comprise the Fund’s portfolio are individually picked by the Sub-Advisor in the belief that each bond can add value in terms of high risk adjusted returns. By holding a diversified but limited number of securities, the Sub-Advisor can pick and choose the industries and securities it believes offer the most value to the Fund. These high- yield corporate debt obligations are principally purchased in the public secondary market.

Investment Philosophy

The Sub-Advisor seeks to exploit the fact that most fixed income investors continue to use ratings as one of their primary investment tools. The Sub-Advisor, however, believes that the focus should be on the fundamentals of the businesses in which the Fund invests rather than ratings. The Sub-Advisor views credit as either “AAA” or “D” (i.e., it either pays or does not). Due to this investment ideology, the Sub-Advisor places limited value on credit ratings and instead focuses on true cash flow while looking to buy credit at prices that it feels provide a margin of safety. Additional factors are considered when constructing the portfolio, including, but not limited to, excess cash on the balance sheet and/or a history of producing real free cash flow, as well as a capital structure that can be sustained on conservative forecasts.

Selection Process

The Sub-Advisor reverse engineers the traditional financial analysis process when reviewing each issuer’s creditworthiness. Each analysis begins with the Statement of Cash Flows, moves to the Balance Sheet and then to the Income Statement. The investment team looks at a complete appraisal of the business’ intrinsic value, rather than just traditional credit analysis. Through fundamental and valuation analysis, the Sub- Advisor not only determines whether an investment should be made in a certain company, but also where in the capital structure (secured, senior, or subordinate) the risk/return is most attractive.

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The graphic representation is intended to generally demonstrate the potential investment rationale and analysis performed by the Sub-Advisor on a prospective investment. All processes, procedures and investment criteria do not apply in every circumstance and are subject to change.

Investment Approach

•	The Sub-Advisor seeks to construct a focused portfolio of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper).
•	Focus on the “secondary” market, which means the Sub-Advisor predominantly invests in assets at a discount to par ($100).
•	Belief that structural and technical inefficiencies exist in the secondary credit markets which create tremendous opportunities.
•	A deep value contrarian approach to the credit markets, foregoing relative value and new issue participation in favor of absolute returns.
•	The Sub-Advisor views credit as either “AAA” or “D” and places limited value on rating agencies or their methodologies which lag the market perception of risk.
•	Ideas, themes and investment process are generated internally by the Sub-Advisor. The Sub-Advisor does not solely rely on Wall Street sell side information.
•	The Sub-Advisor views participation as “senior equity” even though they are investing in performing bonds. The Sub-Advisor does not stop with traditional credit analysis, but looks at a complete appraisal of the intrinsic value of each business in which it intends to invest.

Investment Process

•	Target investments that possess most or all of the following characteristics: product or service is “essential” and recurring; hard asset values; quantifiable downside risk; ability to generate free cash flow; stable revenue stream; manageable balance sheet; traditional covenant protection; acceptable leverage through debt tranche (subordination).
•	Before being purchased into the portfolio, each security goes through a rigorous credit and valuation analysis.
•	Events which create a sale or exit strategy within a portfolio include: poison puts – change of control covenants from merger or buyout activity; refinancing/calls – company decides to take out the bonds according to a scheduled price; tenders – company offers to buy your security at a set price; maturities; and default.

Portfolio Focus

Issuers – The Sub-Advisor lets the value observed in the market dictate diversification rather than accepting securities that are viewed as less desirable for the sake of diversification. As a result, the Fund’s portfolio will typically consist of 40-60 holdings.

Coupon Characteristics – Focus on the non-investment grade market, which typically has high coupons reflecting the relative risk of the credits.

Current Yield – Because of its focus on the secondary market (buying at a discount to par), the Fund expects to achieve a current yield that, on a weighted average basis, exceeds that of the relevant market indexes (e.g., Barclays Capital U.S. High Yield Index).

Maturity Profile – Because of a focus on seasoned credits, the stated maturity tends to be shorter than that of the market indexes, while actual maturity is generally even shorter due to early refinancings and take- outs via calls, puts and tenders.

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MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in high-yield securities. The Fund is subject to a number of risks that may affect the value of its shares. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Fixed Income Risk. The Fund may directly or indirectly invest in fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could adversely affect the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at lower prevailing interest rates. This is known as prepayment risk. The prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

High-Yield Risk. The Fund’s investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Issuer Risk. The value of a security may increase for a number of reasons which directly relate to the issuer, such as management performance, improved financial condition and increased demand of the issuer’s goods or services. An increase in the value of the securities of an issuer or guarantor of a debt instrument may cause the value of your investment in the Fund to decrease.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

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Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub- Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Prepayment Risk. The Fund may invest in mortgage related securities, which may be paid off early if the borrower on the underlying mortgagee prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions . To respond to adverse market, economic, political or other conditions, the Fund may refrain from short selling and increase its investment in U.S. government securities, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less. The Fund may hold little or no short positions for extended periods, depending on the Sub-Advisor’s assessment of market conditions.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 1.10% of the NAV of the Fund, and such fees do not include breakpoints. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.35% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.35% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Peritus I Asset Management, LLC (commonly referred to as “Peritus Asset Management”), located at 26 West Anapamu Street, 3rd Floor, Santa Barbara, California 93103, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. Peritus Asset Management, Inc. was founded in 1995 and continued in operation through April 2002. Certain assets of the company were then acquired, and the name was changed to Core Wealth Management, LLC. The investment team remained at Core Wealth Management until leaving to form Peritus I Asset Management, LLC in May 2004. The investment team and process remained the same throughout the various entities. Each entity was individually registered with the Securities and Exchange Commission as an investment adviser during their respective period of time. The Sub-Advisor serves as investment adviser to a variety of individual and institutional investor accounts and, as of August 31, 2012, managed approximately $176 million in assets. Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.75% based on average daily net assets of the Fund.

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A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

Tim Gramatovich, Chief Investment Officer - Mr. Gramatovich co-founded Peritus Asset Management, Inc. in 1995. Peritus Asset Management, Inc. was founded in 1995 and continued in operation through April 2002. Certain assets of the company were then acquired and the name was changed to Core Wealth Management, LLC. The investment team remained at Core Wealth Management, until leaving to form Peritus I Asset Management, LLC in May 2004. The investment team and process remained the same throughout these periods. As the Chief Investment Officer, Mr. Gramatovich chairs the investment committee and is responsible for analyzing and monitoring existing and prospective investments, as well as developing investment strategies. Prior to the founding of Peritus Asset Management, Inc., Mr. Gramatovich was a Portfolio Manager with Smith Barney’s Asset Management Division in Los Angeles, where he managed high-yield portfolios for high net worth individuals and institutions. Prior to joining Smith Barney, he was a Senior Vice President with Aegis Asset Management Inc. in Los Angeles, managing high-yield portfolios. He began his career with Drexel Burnham Lambert in 1984, working in both New York and Los Angeles, assisting in the development and marketing of high-yield corporate cash management products. Mr. Gramatovich is a Chartered Financial Analyst (“CFA”) charter holder and a member of the CFA Institute. Mr. Gramatovich serves and advises several local charitable groups. He is a graduate of the New York Institute of Finance.

Ron Heller, Chief Executive Officer and Senior Portfolio Manager - Mr. Heller co-founded Peritus Asset Management, Inc. in 1995. As Senior Portfolio Manager, he oversees portfolio management and trading activities for Peritus Asset Management. Mr. Heller’s role in the oversight of portfolio execution is critical to the Peritus Asset Management strategy. Additionally, Mr. Heller manages the dealer and custodial relationships. Mr. Heller began his career in leveraged finance in 1993 with Smith Barney. Prior to Mr. Heller’s investment career, he had a seven year career in the National Football League with San Francisco, Atlanta and Seattle, retiring in 1993. Mr. Heller attended Oregon State University, majoring in Kinesiology.

Dave Flaherty, Senior Portfolio Manager - Mr. Flaherty joined Peritus Asset Management in November of 2004 and is responsible for assisting in the overseeing of portfolio management and trading activities for Peritus Asset Management. Along with Mr. Heller, Mr. Flaherty and the trading group facilitate the sourcing of investment product assuring that the firm’s strategy is properly executed in the portfolios and that the clients received the best execution with all trades. Mr. Flaherty graduated from Westmont College in 2003, where he majored in Economics and Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

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OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on The New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

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ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

14

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. Because the Fund will invest primarily in debt high-yield securities, it is not expected that a significant amount, if any, of the Fund’s distributions will be made up of qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. Because the Fund will invest primarily in high-yield debt securities, it is not expected that a significant amount, if any of the Fund’s distributions will qualify for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

15

Original Issue Discount and Market Discount

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax on certain undistributed income. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000) if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

16

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

17

ADVISORSHARES TRUST — PERITUS HIGH YIELD ETF

Financial Highlights

		For the period
	Year Ended	December 1, 2010*
	June 30, 2012	to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$51.59	$50.00

Investment Operations
Net Investment Income (Loss)(1)	4.20	2.25
Net Realized and Unrealized Gain (Loss) on Investments	(2.74)	1.30
Distributions of Net Realized Gains by other investment	---(3)	---
companies
Net Increase (Decrease) in Net Assets	1.46	3.55
Resulting from Investment Operations
Distribution from Net Investment Income	(3.99)	(1.96)
Distributions from Realized Capital Gains	(0.47)	---
Total Distributions	(4.46)	(1.96)
Net Asset Value, End of Period	$48.59	$51.59
Market Value, End of Period	$48.64	$51.87

Total Return
Total Investment Return Based on Net Asset Value(3)	3.27%	7.16%
Total Investment Return Based on Market(3)	2.75%	7.73%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$92,328	$43,851
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	1.35%	1.34%
excluding interest and dividend expense

Expenses, prior to expense waivers and reimbursements	1.35%	1.57%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(4)	1.35%	1.57%
excluding interest and dividend expense
Net Investment Income(Loss)(4)	8.64%	7.47%
Portfolio Turnover Rate(5)	80%	81%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Less than $0.005.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(4)	Ratios for periods of less than one year have been annualized.
(5)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
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PERITUS HIGH YIELD ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Peritus I Asset Management, LLC 26 West Anapamu Street, 3rd Floor Santa Barbara, California 93103
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

19

RANGER EQUITY BEAR ETF

NYSE Arca Ticker: HDGE

Sub-advised by:

RANGER ALTERNATIVE MANAGEMENT, L.P.

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Ranger Equity Bear ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	3

MANAGEMENT	3

PURCHASE AND SALE OF FUND SHARES	4

TAX INFORMATION	4

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	4

MORE INFORMATION ABOUT THE TRUST AND THE FUND	5

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	5

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	5

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	7

OTHER INVESTMENT PRACTICES AND STRATEGIES	9

PORTFOLIO HOLDINGS	9

MANAGEMENT OF THE FUND	9

SHAREHOLDER INFORMATION	11

DISTRIBUTION PLAN	13

ADDITIONAL TAX INFORMATION	13

FINANCIAL HIGHLIGHTS	15

ADDITIONAL INFORMATION	17

-i-

RANGER EQUITY BEAR ETF (NYSE Arca Ticker: HDGE)

(Formerly, Active Bear ETF)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Ranger Equity Bear ETF (the “Fund”) seeks capital appreciation through short sales of domestically traded equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.50%
DISTRIBUTION (12b-1) FEES	0.00%
TOTAL OTHER EXPENSES	1.56%
Short Interest Expense	1.37%
Other Expenses	0.19%
ACQUIRED FUND FEES AND EXPENSES(a)	0.24%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	3.30%

(a)	As a shareholder in certain ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including ETNs and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).
(b)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Ranger Equity Bear ETF	$333	$1,016	$1,722	$3,596

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2012, the Fund’s portfolio turnover rate was 756% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Ranger Alternative Management, L.P. (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by short selling a portfolio of liquid mid- and large-cap U.S. exchange-traded equity securities, exchange-traded funds (“ETFs”) registered pursuant to the 1940 Act, exchange-traded notes (“ETNs”) and other exchange-traded products (“ETPs”). The Sub-Advisor implements a bottom-up, fundamental, research driven security selection process that seeks to identify securities with low earnings quality or aggressive accounting that may tend to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition to these issues, the Sub-Advisor seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward earnings outlook. On a day-to-day basis, the Fund may hold U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less for investment purposes and to cover its short positions.

In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis. The assessment of the management team, accounting practices, corporate governance and the company’s competitive advantage are all key items. Once these quantitative and qualitative characteristics are thoroughly analyzed, the Sub-Advisor then determines if there is sufficient return to the stock price to warrant an investment. Once a position is included in the Fund’s portfolio, it is subject to regular fundamental and technical risk management review. This continual review process seeks to identify problem positions early and enhances performance by removing them before they become significant issues for the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk. The prices of equity securities in which the Fund holds short positions may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Exchange-Traded Vehicle Risk. The Fund may invest in (or short) ETFs, ETNs and ETPs. Through its positions in ETFs, ETNs and ETPs, the Fund will be subject to the risks associated with such vehicles, investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase in the case of short positions). Lack of liquidity in an ETP, ETN, or ETF can result in its value being more volatile than the underlying portfolio investment. In addition, certain of the ETPs, ETFs, or ETNs may hold common portfolio positions, thereby reducing any diversification benefits.

Fixed Income Risk. The Fund may be exposed to fixed income risk through its short positions in ETFs and ETPs that primarily invest in, or have exposure to, fixed income securities. The value of an ETF’s or ETP’s portfolio of fixed income securities will change in response to interest rate changes and other factors, such as the perception of the issuers’ creditworthiness. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

2

Issuer Risk. From time to time the Fund may have exposure via its short positions to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization and Large-Capitalization Risk. The Fund is subject to the risk that medium and large-cap stocks may outperform other segments of the equity market or the equity market as a whole.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Ranger Alternative Management, L.P.	Sub-Advisor

3

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
John Del Vecchio, CFA, Portfolio Manager Brad H. Lamensdorf, Portfolio Manager	since 2008 since 2009

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a specified amount of cash totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Ranger Equity Bear ETF.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in exchange for the deposit of cash totaling the NAV of the Creation Units. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the AdvisorShares Trust Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in short positions in equity securities. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ notice to shareholders.

Investment Philosophy

With respect to the Fund, the Sub-Advisor seeks to identify securities with low earnings quality or aggressive accounting. These factors are often intended to mask operational deterioration and bolster reported earnings in the short term. Active managers possessing the ability to identify and quantify aggressive accounting can achieve superior returns by uncovering companies with deteriorating fundamentals.

Investment Process

The Sub-Advisor utilizes a disciplined, consistent investment approach to both security selection and risk management. The Sub-Advisor implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Sub-Advisor seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share in the short-term.

In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis. The assessment of the management team, accounting practices, corporate governance and the company’s competitive advantage are all key items. Once these quantitative and qualitative characteristics are thoroughly analyzed, the Sub-Advisor then determines if there is sufficient return to the stock price to warrant an investment.

Once a position is included in the Fund’s portfolio, it is subject to regular fundamental and technical risk management review. This continual review process seeks to identify problem positions early and enhances performance by removing them before they become significant issues for the portfolio.

Security Selection

In selecting short positions, the Sub-Advisor seeks to identify securities with market capitalizations typically of $1 billion and above, and with low earnings quality or aggressive accounting. Other key factors the Sub-Advisor considers include, but are not limited to:

5

•	quality and sustainability of revenue, as indicated by extended payment terms, changes in revenue policies or other factors;
•	deterioration of cash flows or declining quality of earnings; reserve reversals or an increase in “soft” assets which could indicate the capitalization of expenses; and
•	an analysis of irregular items affecting operating or gross margins including inventory, payables and taxes.

The Sub-Advisor will also seek out the following qualitative factors:

• poor corporate governance or significant related party transactions;

• heavy insider selling; and

• unique competitive challenges that might make for a more compelling short position.

Once a company that fits the portfolio’s preferred criteria is identified, a detailed research analysis is conducted on the stock to further evaluate its potential. The majority of research is generated internally. In evaluating short candidates, the Sub-Advisor seeks to quantify the impact of red flags on reported earnings in order to determine the magnitude of the differences between the reported earnings per share and an estimate of the sustainability of earnings adjusted for potentially aggressive accounting.

Portfolio Construction

Once it is determined that a company possesses the proper characteristics, it must then be determined whether to include that position in the Fund’s portfolio. During this analysis, the Sub-Advisor considers the following factors when constructing the optimal portfolio:

•	Opportunity Set – Stocks are assessed on individual merits and relative to both existing holdings and other stocks competing for inclusion.
•	Valuation/Catalyst – Valuation metrics are used to a lesser extent in assessing short positions. But, qualifying the impact of red flags on the reported earnings to determine the magnitude of the differences between the reported earnings per share and an estimate of the sustainability of earnings is very important.
•	Technical Factors – Technical factors are considered in conjunction with fundamental factors to determine the appropriate initial weighting at the entry point into the portfolio. Technical analysis is important to a short portfolio, as the Sub-Advisor generally avoids initiating short positions in stocks making all-time price highs, 52-week highs in price, or in strong upward trends which may capture the attention of short-term and momentum traders. In general, the Sub-Advisor seeks to identify stocks with prices beginning to under-perform the market, show distribution or stall its price ascent prior to inclusion into the Fund’s portfolio.

The Fund generally targets composition of 20 to 75 equity short positions; with an average individual position size which generally ranges between two percent (2%) and seven percent (7%) of the aggregate portfolio exposure. Typically, short positions will be initiated at the lower end of the position size range in order to gain exposure to a particular stock. As the concerns for a given company are deemed especially timely or the conviction level increases, the position size may be increased to capitalize on an expected earnings shortfall or change in investor expectations. This tactical approach, combined with exposure to lower short interest stocks, generally allows the Sub-Advisor to better mitigate risk while attempting to capture profits based on the conviction level of individual stocks in the portfolio.

ETFs or other ETPs will also be utilized to manage exposure to broad indexes or certain sectors. ETPs positions will typically range between ten percent (10%) and fifteen percent (15%) of the Fund’s portfolio. ETPs may be used to gain exposure in instances when the Sub-Advisor has a more bearish posture with respect to the broad market. In contrast to ETFs, ETPs are not registered pursuant to the 1940 Act. Thus, the Fund as an investor in ETPs will not have all of the protections offered to investors in registered investment companies.

Risk Management

The Sub-Advisor utilizes a thorough technical and fundamental risk management process, and has established a list of investment guidelines which are typically used to protect the Fund and aid in building the optimal portfolio. A sample of these general parameters is included below.

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Portfolio Level*

• Portfolio holdings: 20-75

• Portfolio Short Exposure: 80-100%

• Positions diversified across several major sectors

*The Portfolio Level parameters presented above serve as general guidelines only.

Actual Portfolio Level parameters may vary.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in domestic equity securities. The Fund is subject to a number of risks that may affect the value of its shares. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Equity Risk. The prices of equity securities in which the Fund holds short positions may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles which may cause stock prices to rise over short or extended periods of time.

Exchange Traded Vehicle Risk. The Fund may invest in (or short) ETFs, ETNs and ETPs. Through its positions in ETFs, ETNs and ETPs, the Fund generally will be subject to the risks associated with such vehicles, investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase in the case of short positions). Certain of the ETPs, ETFs, or ETNs may hold common portfolio positions, thereby reducing any diversification benefits. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. The ETNs and ETPs in which the Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act.

Fixed Income Risk. The Fund may be exposed to fixed income risk through its short positions in ETFs and ETPs that primarily invest in, or have exposure to, fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to have exposure to fixed income securities paying lower-than-market rates of interest, which could adversely affect the value of the Fund’s short positions. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the ETFs and ETPs in which the Fund invests may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the ETFs and ETPs because they will have to reinvest that money at lower prevailing interest rates. This is known as prepayment risk. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

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Issuer Risk. From time to time the Fund may have exposure via its short positions to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of changes in the financial conditions of, or events affecting, the issuer, such as increased demand for the issuer’s products or services or improved management performance.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their NAV, the shares may trade at a premium or discount. An investment in the Fund may lose money.

Mid-Capitalization and Large-Capitalization Risk. Medium and large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when mid-cap or large-cap stocks outperform other types of investments – small-cap stocks, for instance – the Fund’s performance could be reduced.

Portfolio Turnover Risk. Because the Sub-Advisor will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy.

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Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions . To respond to certain market, economic, political or other conditions, the Fund may refrain from short selling and increase its investment in U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less. The Fund may hold little or no short positions for extended periods, depending on the Sub-Advisor’s assessment of market conditions.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 1.50% of the NAV of the Fund, and such fees do not include breakpoints. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.85% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. This agreement is limited to the Fund’s direct operating expenses, and therefore, does not apply to “acquired fund fees and expenses.” The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.85% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

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The trust is in the process of applying for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Ranger Alternative Management, L.P. located at 300 Crescent Court, Suite 1100, Dallas, Texas, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Ranger Alternative Management was established in 2008, and is affiliated with Ranger Investment Management, L.P., Ranger International Management, L.P., Ranger Advisors, L.P. and Ranger Fund Management, L.P., each of which is an SEC registered investment adviser controlled by Ranger Capital Group. As of August 31, 2012, the Sub-Advisor had approximately $336 million in assets under management.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 1.00% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2011.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

John Del Vecchio, CFA, Portfolio Manager of Ranger Alternative Management.

Mr. Del Vecchio serves as a Principal of Ranger Alternative Management through his interest in Sand Dollar Beach, LLC, a limited partner of Ranger Alternative Management, which he jointly controls. Mr. Del Vecchio served as a short only portfolio manager for Ranger Alternative Management and/or Ranger Capital Group from the date of his initial employment with Ranger Capital Group in 2007 until May 2010; and thereafter devoted his time to the development and portfolio management of the Ranger Equity Bear ETF. Prior to joining Ranger Alternative Management and Ranger Capital Group, Mr. Del Vecchio served as an Analyst with David W. Tice & Associates/Behind the Numbers, LLC from 2003 through 2007, selecting short sale opportunities utilizing forensic accounting research for institutional clients and the Prudent Bear Fund. In 2002, Mr. Del Vecchio served as portfolio manager of RedHawk Advisors, LLC with responsibility for managing the short sale allocation of the fund. In 2001, Mr. Del Vecchio served as an Analyst for the Center for Financial Research and Analysis, now known as RiskMetrics Group, performing forensic accounting analysis for short sale opportunities on Technology, Business Services and Industrial companies. From 2000 to 2001, Mr. Del Vecchio served as an Analyst for The Motley Fool. From 1998 to 1999, Mr. Del Vecchio served as a Junior. Quantitative Analyst for the international division of Federated Investors, developing models for international equity investing.

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Mr. Del Vecchio earned a B.S. in finance, summa cum laude, from Bryant College, and was also awarded Beta Gamma Sigma honors in business. Mr. Del Vecchio earned the right to use the Chartered Financial Analyst designation in September 2001.

Brad H. Lamensdorf, Portfolio Manager, Trading and Market Strategist of Ranger Alternative Management.

Mr. Lamensdorf serves both as a Portfolio Manager and Principal of Ranger Alternative Management, where he provides trading and market strategy for Ranger Alternative Management’s short only portfolio. Mr. Lamensdorf has served as a Trading and Market Strategist for Ranger Alternative Management since 2009 and continues to provide portfolio management services for Ranger Alternative. Mr. Lamensdorf’s primary responsibility is to conduct top-down technical evaluations of broader market liquidity, sentiment and breadth to help identify short and intermediate term market trends, manage exposure and mitigate risk. Mr. Lamensdorf also serves as a principal of Precisian GP, LLC and Portfolio Manager of Precisian Partners L.P., both positions he has held since November 2007. Prior to Precisian, Mr. Lamensdorf founded BHL Partners LP, a commodity oriented hedge fund primarily focused on gold and gold equities. From 1998 to 2005, Mr. Lamensdorf served as a principal of Tarpon Capital Management, L.P. and the Portfolio Manager for Tarpon Partners, L.P. In 1997, he was a founder, partner and co-manager of KBH, LLP, an investment firm created to manage investment portfolios for the King-Hughes family. From 1992 through 1996, Mr. Lamensdorf worked on the equity trading desk for the Bass family in Fort Worth, Texas, where he co-managed an extensive equity portfolio with emphasis on short selling and derivatives strategies. Mr. Lamensdorf received a B.A. in psychology from the University of Texas at Austin in 1992.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

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The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board .

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s). Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

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INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an ETF taxable as a RIC in which it invests may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. The Fund’s strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

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•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by an ETF or ETP in which the Fund invests provided that the Fund and the ETF or ETP meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

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The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

15

ADVISORSHARES TRUST — RANGER EQUITY BEAR ETF

(formerly Active Bear ETF)

Financial Highlights

	Year Ended June 30, 2012	For the period January 27, 2011* to June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$22.65	$25.00

Investment Operations
Net Investment Income (Loss)(1)	(0.72)	(0.30)
Net Realized and Unrealized Gain (Loss) on Investments	1.40	(2.05)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	0.68	(2.35)
Distribution from Net Investment Income	---	---
Net Asset Value, End of Period	$23.33	$22.65
Market Value, End of Period	$23.34	$22.65

Total Return
Total Investment Return Based on Net Asset Value(2)	3.00%	(9.40)%
Total Investment Return Based on Market(2)	3.05%	(9.40)%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$313,223	$50,389
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(3)	1.69%	1.79%
Expenses, prior to expense waivers and reimbursements including interest and dividend expense(3)	3.06%	3.16%
Expenses, prior to expense waivers and reimbursements excluding interest and dividend expense(3)	1.68%	1.88%
Net Investment Income(Loss)(3)	(3.06%)	(3.07)%
Portfolio Turnover Rate(4)	756%	635%

____________________

*Commencement of operations.

(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares
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RANGER EQUITY BEAR ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Ranger Alternative Management, L.P. 300 Crescent Court, Suite 1100 Dallas, Texas 75201
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

17

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the Rockledge SectorSAM ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	4

MANAGEMENT	4

PURCHASE AND SALE OF FUND SHARES	5

TAX INFORMATION	5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

MORE INFORMATION ABOUT THE TRUST AND THE FUND	6

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	6

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	6

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	7

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs	9

OTHER INVESTMENT PRACTICES AND STRATEGIES	11

PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE FUND	11

SHAREHOLDER INFORMATION	13

DISTRIBUTION PLAN	14

ADDITIONAL TAX INFORMATION	15

FINANCIAL HIGHLIGHTS	17

ADDITIONAL INFORMATION	19

i-

ROCKLEDGE SectorSAM ETF (NYSE Arca Ticker: SSAM)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Rockledge SectorSAM ETF (the “Fund”) seeks to generate stable and consistent annual returns under all market conditions.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.25%
DISTRIBUTION (12b-1) FEES	0.00%
TOTAL OTHER EXPENSES	9.78%
Short Interest Expense	1.60%
Other Expenses	8.18%
ACQUIRED FUND FEES AND EXPENSES(a)	0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES(b)	11.04%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(c)	7.93%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (b)	3.11%

(a)	As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including exchange-traded notes and certain exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940 , as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(c)	The AdvisorShares Investments, LLC (“the Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Rockledge SectorSAM ETF	$314	$2,430	$4,298	$8,066

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. For the period from January 11, 2012, the Fund’s commencement of operations, through the most recent fiscal year ended June 30, 2012, the Fund’s portfolio turnover rate was 391% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in both long and short positions in other exchange traded funds (the “Underlying ETFs”) that offer diversified exposure to U.S. large capitalization sectors. Rockledge Advisors LLC, (the “Sub-Advisor”) uses “Sector Scoring and Allocation Methodology” (“SectorSAM”), which is a proprietary quantitative analysis, to forecast each sector’s excess return within a specific time horizon. The Sub-Advisor seeks to achieve the Fund’s investment objective by buying (taking long positions in) Underlying ETFs intended to capture the performance of the most promising sectors and selling (establishing short positions in) Underlying ETFs with the intent of profiting from the least promising sectors of U.S. large capitalization broad market securities. The strategy is designed to generate higher returns in a higher interest rate environment, which is often associated with increased inflation.

Under normal circumstances, the Fund strives to invest equal dollar amounts to obtain both long and short exposure in the market at each major rebalancing point (on at least a monthly basis). When fully invested, the Fund will typically be both 100% long and 100% short of total portfolio value. The Sub-Advisor, in its discretion, may choose an additional long or short bias of up to 50% exposure, or may choose to hold amounts in cash or cash equivalents depending on its view of market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of Underlying ETFs and the allocation of assets among such Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

2

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Underlying ETF Investment Risk. Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with such investment vehicles’ investments, including the possibility that the value of the securities held by an Underlying ETF could decrease. These risks include any combination of the risks described below. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs and their exposure to various security types and geographic regions.

Concentration Risk . An Underlying ETF may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Equity Risk. The prices of equity securities in which an Underlying ETF invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

“Growth” Investing Risk. An Underlying ETF may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

3

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will be able to achieve its objective.

Large-Capitalization Risk . An Underlying ETF may invest in large-cap companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies or the market as a whole.

Mid-Capitalization Risk . An Underlying ETF may invest in mid-cap companies. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies or the market as a whole.

Small-Capitalization Risk . An Underlying ETF may invest in small-cap companies. Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Underlying ETF’s performance could be adversely affected.

Tracking Error Risk. An Underlying ETF’s manager may not be able to cause the Fund’s performance to correspond to that of the Underlying ETF’s benchmark, either on a daily or aggregate basis. Tracking error may cause the Underlying ETF’s performance to be less than expected.

“Value” Investing Risk. Because Underlying ETFs may invest in value stocks, Underlying ETFs could suffer losses or produce poor results relative to other funds, even in a rising market, if the Underlying ETF manager’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title

AdvisorShares Investments, LLC	Advisor
Rockledge Advisors LLC	Sub-Advisor

4

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor

Alex Gurvich	since 2011

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the Rockledge SectorSAM ETF.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies in the securities of other investment companies, including shares of the Fund or an Underlying ETF. However, under certain circumstances and subject to certain terms and conditions, registered investment companies may invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1). In particular, if an underlying investment company has obtained a Section 12(d)(1) exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Fund may enter into an agreement with the underlying investment company pursuant to which the Fund may invest in the underlying investment company beyond the Section 12(d)(1) limits subject to the terms and conditions of the underlying investment company’s exemptive order. The Fund may enter into such agreements with certain Underlying ETFs to permit the Fund to invest in the Underlying ETFs to an unlimited extent.

Creation Units of the Fund are issued and redeemed principally in-kind for shares of specific ETFs and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The following convictions constitute the guiding philosophy for the relative investment strategy pursued by the Sub-Advisor:

•	The U.S. economy goes through various growth and contraction stages and the various economic sectors reflect these changes.

•	Large-capitalization stocks are heavily researched and well known to equity analysts. The valuations and pricing of these stocks are very close to efficient. It is difficult to make significant outsized returns by investing in individual large-capitalization stocks.

•	The valuation of each U.S. economic sector is directly based on the aggregation of valuation of the individual companies making up that sector. Up to 90% of an individual stock’s performance can be attributed to the return of the sector that stock is in.

•	Sector investing provides a better risk/return profile than individual stock investing. Sector investing eliminates company specific risk as sectors are inherently diversified.

•	Appropriately and correctly forecasted, one can capture both the upside potential of the outperforming sectors and downside loss of the underperforming sectors, relative to a broad market index.

6

•	There can be significant performance dispersion among various economic sectors. The ability to identify which sectors will outperform the broad market and which will underperform over a specified time period can lead to considerable cumulative absolute returns.

Investment Process

Quantitative Analysis. The Sub-Advisor has developed a proprietary SectorSAM quantitative research and evaluation process that forecasts economic excess sector returns (over/under the S&P 500 Index) for a given timeframe. Absolute returns may be captured by investing long in sectors which are forecasted to outperform the overall U.S. equity market and shorting sectors that are forecasted to underperform the market.

SectorSAM analysis provides for individual sector forecasts through analysis of over 200 fundamental, macroeconomic and technical factors influencing stock returns. The SectorSAM process creates a basket of factors that are meaningful to each economic sector within the S&P 500 Index. The Sub-Advisor reviews the information to make portfolio decisions on behalf of the Fund.

Long/Short Portfolio Construction. The Fund’s portfolio is comprised primarily of an equal dollar amount of long and short positions based on the Sub-Advisor’s relative value strategy. The Sub-Advisor actively manages and adjusts the positions in its long and short portfolios as dictated by its proprietary SectorSAM quantitative research and evaluation process.

Risk Management. The Fund’s core long/short portfolio construction generally is dollar neutral, where the value of all long positions is equal to the value of all short positions. This provides a high degree of inherent risk control, especially when stock markets are falling. The short positions provide protection against market declines, and may offer the potential to generate positive returns when markets are falling if the short positions fall more than the long positions. The Sub-Advisor uses a number of methods to monitor and manage the inherent risk of the portfolio including the tracking of relative sector exposure, volatility, and sector correlations. The Sub-Advisor proactively monitors its positions, exposure and performance attribution on a real-time basis to identify, monitor and mitigate the most threatening risks to the Fund’s ability to attain its investment objective.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs that provide diversified exposure to U.S. large capitalization sectors.

The Underlying ETFs are themselves investment companies registered under the 1940 Act, the shares of which trade on a national securities exchange. The Underlying ETFs primarily will seek to track the performance of specific securities indices. However, the Advisor also may invest in Underlying ETFs that are actively managed to achieve similar exposure. The Underlying ETFs may be managed by a third-party investment adviser not affiliated with the Advisor or Sub-Advisor or by the Advisor, Sub-Advisor or an affiliated party of either.

Under normal market conditions, the Fund will purchase shares of the Underlying ETFs in the secondary market. When the Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF’s expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Underlying ETF.

Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs’ investments. Please see “Overview of the Principal Risks of the Underlying ETFs” section for a description of these risks.

Along with the risks associated with the Underlying ETFs, which are discussed in more detail below, the Fund is subject to a number of other risks that may affect the value of its shares, including:

7

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that seek to achieve their investment objectives by investing directly in the securities or instruments held by Underlying ETFs, by investing in a different selection of Underlying ETFs, or by pursuing a different allocation of assets among such Underlying ETFs. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment. Further, there is no guarantee that the Fund will be able to achieve its objective.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an Underlying ETF’s investments may decline in value due to factors affecting securities generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an Underlying ETF invests will cause the NAV of the Fund or the Underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an Underlying ETF's securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy.

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Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). The Fund’s investments in Underlying ETFs and in ETNs are generally expected to generate qualifying income. Certain of the Fund’s investments, however, may generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund were to fail to meet the qualifying income test and fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs

The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs that the Fund purchases. In turn, the price of each Underlying ETF is based on the value of its holdings. The prices of these securities change daily and each Underlying ETF’s performance reflects the risks of investing in a particular asset class or classes. Certain of the Underlying ETFs reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. An overview of the principal risks of the Underlying ETFs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. A complete list of each Underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Underlying ETF prior to investing in the Fund.

Concentration Risk. An Underlying ETF may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector.

Equity Risk. The prices of equity securities in which the Underlying ETFs invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

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“Growth” Investing Risk. An Underlying ETF may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Investment Risk. Similar to an investment in the Fund, an investment in an Underlying ETF is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an Underlying ETF. Further, there is no guarantee that an Underlying ETF will be able to achieve its objective.

Large-Capitalization Risk. An Underlying ETF may invest in large-cap companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments, such as small-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Mid-Capitalization Risk. An Underlying ETF may invest in mid-cap companies. Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments, such as large-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Small-Capitalization Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, Underlying ETFs that invest in small-cap securities may be more volatile than Underlying ETFs that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the Underlying ETFs may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments. During a period when small-cap stocks fall behind other types of investments, such as large-cap stocks or the market as a whole, the Underlying ETF’s performance could be adversely affected.

Tracking Error Risk. An Underlying ETF’s manager may not be able to cause the Fund’s performance to correspond to that of the Underlying ETF’s benchmark, either on a daily or aggregate basis. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by the Underlying ETF, changes in composition of the benchmark, and the ability of the Underlying ETF manager or sponsor to successfully implement his or her investment strategy. Tracking error may cause the Underlying ETF’s performance to be less than expected.

“Value” Investing Risk. An Underlying ETF may employ a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Due to investments in value stocks, the Underlying ETF could suffer losses or produce poor results relative to other funds, even in a rising market, if the Underlying ETF manager’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

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OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through Underlying ETFs. The Fund may be invested in this manner for extended periods depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to 1.25% of the NAV of the Fund, and such fees do not include breakpoints. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board , (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

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The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Rockledge Advisors LLC, a Delaware limited liability company, located at 1171 Dean Street, Brooklyn, NY, 11216 serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in a manner consistent with the Fund’s investment objective, policies and restrictions. Rockledge Advisors LLC is a subsidiary of The Rockledge Group LLC, a Connecticut limited liability company established in 2004. The Rockledge Group LLC serves as investment adviser to a variety of individual and institutional investor accounts in the U.S. and in Europe. As of August 31, 2012, The Rockledge Group LLC had approximately $2.5 million in assets under management.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.75% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders, dated December 31, 2011.

PORTFOLIO MANAGER

The portfolio manager listed below is primarily responsible for the day-to-day management of the Fund.

Alex Gurvich, Managing Partner and Portfolio Manager

Mr. Gurvich is a founding member and Managing Partner of The Rockledge Group LLC. The Rockledge Group LLC applies proprietary quantitative techniques to manage funds for U.S. and European investors. Prior to founding The Rockledge Group LLC, Mr. Gurvich was a venture capitalist with General Electric’s GE Capital. Mr. Gurvich started his business career as a management consultant with Bain & Company. Before business school, Mr. Gurvich worked as an engineer/physicist, with a French high tech scientific instrumentation start up, and had worked in the medical physics laboratory at Harvard University.

Mr. Gurvich holds a B.A. in Physics from the University of Chicago and two masters degrees – an M.B.A. from INSEAD and an M.S. in Financial Engineering from New York University Polytechnic Institute. He is also a graduate of the Venture Capital Institute. He is currently a candidate for PhD in the Financial Engineering program at Stevens Institute of Technology. Mr. Gurvich is an Adjunct Professor of Finance at Pace University, Lubin School of Business.

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Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

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PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

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ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Dividends received by the Fund from an Underlying ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by such Underlying ETF. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012. The Fund’s trading strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by an Underlying ETF provided that the Fund and the Underlying ETF meet certain requirements.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

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•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Derivatives and Complex Securities

The Fund and Underlying ETFs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund or Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund or Underlying ETFs, cause income or gain to be recognized even though corresponding cash is not received by the Fund or the Underlying ETFs and/or defer the Fund’s or Underlying ETFs' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s and Underlying ETFs' investments in complex securities can be found in the Fund’s SAI.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund or, under certain circumstances, by an Underlying ETF to foreign countries in respect of foreign securities held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000) if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

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Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding ”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

17

ADVISORSHARES TRUST — ROCKLEDGE SECTORSAM ETF

Financial Highlights

For the period
January 11, 2012*
to June 30, 2012

Selected Data for a Share of Capital Stock Outstanding Net Asset Value, Beginning of Period	$25.54

Investment Operations
Net Investment Income (Loss)(1)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(0.32)

Distribution from Net Investment Income	--
Net Asset Value, End of Period	$25.22
Market Value, End of Period	$25.23

Total Return Total Investment Return Based on Net Asset Value(2)	(1.25)%
Total Investment Return Based on Market(2)	(1.21)%

Ratios/Supplemental Data Net Assets, End of Period (000’s omitted)	$2,522
Ratio to Average Net Assets of: Expenses, net of expense waivers and reimbursements(3)	1.50%
excluding interest and dividend expense

Expenses, prior to expense waivers and reimbursements	11.03%
including interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	9.43%
excluding interest and dividend expense
Net Investment Income(Loss)(3)	(1.97)%
Portfolio Turnover Rate(4)	391%

*Commencement of operations.

(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares

18

Rockledge SectorSAM ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Rockledge Advisors LLC 1171 Dean Street Brooklyn, New York 11216
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

19

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the TrimTabs Float Shrink ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	3

MANAGEMENT	3

PURCHASE AND SALE OF FUND SHARES	4

TAX INFORMATION	4

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	4

MORE INFORMATION ABOUT THE TRUST AND THE FUND	5

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	5

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	5

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	6

OTHER INVESTMENT PRACTICES AND STRATEGIES	8

PORTFOLIO HOLDINGS	8

MANAGEMENT OF THE FUND	8

SHAREHOLDER INFORMATION	11

DISTRIBUTION PLAN	12

ADDITIONAL TAX INFORMATION	12

FINANCIAL HIGHLIGHTS	14

ADDITIONAL INFORMATION	16

-xx-

TRIMTABS FLOAT SHRINK ETF (NYSE Arca Ticker: TTFS)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

TrimTabs Float Shrink ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Index”), with less volatility than the Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.99%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	1.35%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.34%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(a)	1.35%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	0.99%

(a)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
TrimTabs Float Shrink ETF	$101	$601	$1,128	$2,574

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. For the period from October 5, 2011, the Fund’s commencement of operations, through the most recent fiscal year ended, the Fund’s portfolio turnover rate was 201% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Trim Tabs Asset Management, LLC (the “Sub-Advisor”) designed the following quantitative stock selection rules to make allocation decisions and to protect against dramatic over or under weighting of individual securities in the Fund’s portfolio.

Decile Ranking of Russell 3000® IndexStocks. The Sub-Advisor ranks stocks in the Index by decile based on the following criteria:

(i) the decrease in their outstanding shares over approximately the past 120 days (“float shrink”);

(ii) the increase in free cash flow (the money available to the company that is not used to pay for its daily operations) over approximately the past 120 days; and

(iii) the decrease in leverage over approximately the past 120 days. Leverage is measured as the ratio of total liabilities to total assets. The Sub-Advisor uses the relative decrease in leverage rather than amount of leverage itself as a criterion because the degree of leverage varies across industries.

The top decile of each respective ranking consists of the stocks of the companies with (1) the strongest reduction in shares outstanding, (2) the strongest growth in free cash flow, and (3) the largest decrease in leverage, respectively.

Stock Selection Algorithm. The Sub-Advisor uses an algorithm to give a relative weight to the three decile rankings, combining them in a single ranking (combined ranking). The algorithm places a higher weight on the float shrink ranking, followed by the free cash flow ranking, followed by the leverage ranking. The Fund under normal circumstances invests in 80 to 120 stocks from among the tenth percentile of stocks with the highest combined ranking.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

2

Large-Capitalization Securities Risk. The Fund may invest in large-capitalization companies. Large- capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-capitalization securities is less than for other types of investments — small- capitalization securities, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization Securities Risk. The Fund may invest in mid-capitalization companies. Mid-size companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Small–Capitalization Securities Risk. The Fund may invest in small-capitalization companies. Security prices of small capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-capitalization companies.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Trim Tabs Asset Management, LLC	Sub-Advisor and Portfolio Manager

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Charles Biderman, Portfolio Manager and Chief Executive Officer	since 2010
Minyi Chen, Portfolio Manager and Executive Vice President	since 2010

3

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the TrimTabs Float Shrink ETF.

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally principally in-kind for portfolio securities and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. Accordingly, the Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio actively in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The following convictions constitute the guiding philosophy of the long-term value investment strategy pursued by the Sub-Advisor on behalf of the Fund:

•	Top insiders at a company know more about the company’s fundamentals than the general public. These insiders can influence the price of the company’s shares by timing equity issuance and stock buybacks to their advantage. Supply and demand also dictates that stocks should perform best when their float is shrinking. All else being equal, if the same amount of money is chasing a smaller number of shares, then the share price increases. Shares of companies that shrink the float consistently should outperform the broader market.

•	The Sub-Advisor believes that float shrink is most meaningful when it is driven by strong free cash flow growth. The Fund seeks to invest in companies that are shrinking their float because their free cash flow is growing.

•	The Sub-Advisor also believes that companies that use debt to repurchase shares do not perform as well as companies that fund their share repurchases internally. The Sub-Advisor favors companies that are able to shrink their float of shares without increasing their leverage.

Investment Process

The Sub-Advisor’s investment process is quantitative. Based on extensive historical research, the Sub- Advisor designed the following stock selection rules:

5

Rebalancing, Weighting, Liquidity, and Trading Considerations

Liquidity Screening

Before trading, the Fund will estimate the liquidity impact of its suggested trades. Specifically, the Fund will avoid stocks whose average trading volume over the past 30 days would be too low to accommodate the Fund’s trades. As a result, the Fund will not invest in stocks that meet its investment criteria in terms of float shrink, free cash flow growth and leverage if their trading volume is too low.

Weighting and Sector Allocation

Although the Fund initially invests equally in the stocks that meet its investment criteria, the Fund is not market capitalization weighted. As a result, the Fund overweights small-cap stocks and mid-cap stocks relative to traditional, market cap weighted indices.

The relative weights of the sectors in the Fund may vary significantly from those of traditional, market cap weighted indices. Stocks with favorable liquidity characteristics may be concentrated in certain sectors. The Fund will not correct these sector effects because the Sub-Advisor’s research shows that they are a source of long-term outperformance. Sector concentration might increase the Fund’s volatility over the short term.

Rebalancing and Trading Considerations

The Fund’s stock selection algorithm is run on a daily basis. The Fund sells stocks that no longer meet the investment criteria, and the Fund adds stocks that meet the investment criteria.

From time to time and at the Sub-Advisor’s discretion, portfolio holdings will be rebalanced based on changes in value as compared to the overall portfolio.

Since the data underlying the stock-selection process is disclosed in 10Q and 10K filings with the U.S. Securities and Exchange Commission (“SEC”), the Fund trades most actively in earnings season.

Trading costs should not be a significant drag on the Fund’s performance and the Sub-Advisor believes that the Fund’s portfolio will be completely turned over about once every two months.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in U.S. equities. The Fund is subject to a number of risks that may affect the value of its shares. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

6

Equity Risk. Investment in the Fund involves the risks inherent in an investment in any equity security. In addition, the prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The value of portfolio securities may fluctuate because of changes in or perceived changes in the financial condition of individual issuers, economic trends and developments, the general condition of the stock market, and other factors. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Securities Risk. The Fund may invest in large-capitalization companies. As a result, the Fund may be subject to the risk that the large-capitalization segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-capitalization securities may cause the Fund’s performance to be less than you expect.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub- Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mid-Capitalization Securities Risk. The Fund may invest in mid-capitalization securities. Historically, mid-capitalization securities have been riskier than large-capitalization securities. Security prices of mid- capitalization companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-capitalization companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-capitalization securities fall behind other types of investments — large-capitalization securities, for instance — the Fund’s performance could be reduced.

Small–Capitalization Securities Risk. The Fund may invest in small-capitalization companies. Security prices of small capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-capitalization companies. Security prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments concerning their products.

7

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshars.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 0.99% of the NAV of the Fund, and such fees do not include breakpoints. As of September 28, 2012, the Advisor has over $663.8 million in assets under management. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time; (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

8

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 0.99% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

Trim Tabs Asset Management, LLC, located at 302 Third Street, Sausalito, California 94965, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Trim Tabs Asset Management, LLC was established in 1995. As of August 31, 2012, the Sub-Advisor had approximately $8.6 million in assets under management.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays, out of its management fee, the Sub-Advisor, on a monthly basis, an annual advisory fee of 0.64% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders, dated December 31, 2011.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Charles Biderman, Portfolio Manager and Chief Executive Officer

Charles Biderman is the Chief Executive Officer of TrimTabs Investment Research. After earning his MBA from Harvard Business School, he began his career as Alan Abelson’s assistant at Barron’s. Mr. Biderman founded TrimTabs Investment Research in 1990 in Santa Rosa, California. TrimTabs Investment Research originally specialized in short selling, but it gradually developed into the only independent research service that publishes detailed daily coverage of U.S. stock market liquidity. The premise of TrimTabs Investment Research’s approach is that stock prices are a function of liquidity rather than fundamental value.

9

Mr. Biderman is interviewed regularly on CNBC and Bloomberg and is quoted frequently in the financial media, including Barron’s, the Wall Street Journal, Forbes, and Investor’s Business Daily. He is the author of TrimTabs Investing: Using Liquidity Theory to Beat the Stock Market (John Wiley & Sons, 2005). He holds a BA from Brooklyn College and an MBA from Harvard Business School.

Minyi Chen, Executive Vice President/Portfolio Manager

Mr. Chen joined TrimTabs in 2008. He is the Vice President of TrimTabs Investment Research and Portfolio Manager of TrimTabs Float Shrink ETF. He is responsible for the management of quantitative research, marketing, technology, sales and operations. Mr. Chen began his career as an international finance manager at ZTE Corporation, a prominent provider of telecommunications solutions in 2005.

Born in Shanghai, Mr. Chen holds a B.A. from Shanghai International Studies University in China and a M.B.A from Northwestern Polytechnic University in California. He passed CFA Level 3 exam in 2012. Mr. Chen speaks English and Chinese.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

10

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time). The Exchange is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV per share (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

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Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will, in turn, pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets) qualified dividend income. Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income for taxable years beginning after December 31, 2012.

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•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%.

•	Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

13

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

14

ADVISORSHARES TRUST — TRIMTABS FLOAT SHRINK ETF

Financial Highlights

For the period
October 5, 2011*
to June 30, 2012

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.20

Investment Operations
Net Investment Income (Loss)(1)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	6.90
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	6.97

Distribution from Net Investment Income	(0.01)
Net Asset Value, End of Period	$33.16
Market Value, End of Period	$33.24

Total Return
Total Investment Return Based on Net Asset Value(2)	26.62%
Total Investment Return Based on Market(2)	26.93%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$8,291
Ratio to Average Net Assets of:

Expenses, net of expense waivers and reimbursements(3) excluding interest and dividend expense	0.99%

Expenses, prior to expense waivers and reimbursements including interest and dividend expense	2.34%

Expenses, prior to expense waivers and reimbursements(3)excluding interest and dividend expense	2.34%
Net Investment Income(Loss)(3)	0.31%
Portfolio Turnover Rate(4)	201%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares

15

TRIMTABS FLOAT SHRINK ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	Trim Tabs Asset Management, LLC 302 Third Street, Sausalito, California 94965
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

16

WCM/BNY Mellon Focused Growth ADR ETF

NYSE Ticker: AADR

Sub-advised by: WCM Investment
Management

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

877.THE.ETF1

Prospectus dated October 29, 2012

This Prospectus provides important information about the WCM/BNY Mellon Focused Growth ADR ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	1

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	3

MANAGEMENT	4

PURCHASE AND SALE OF FUND SHARES	4

TAX INFORMATION	5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

MORE INFORMATION ABOUT THE TRUST AND THE FUND	6

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	6

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	6

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	9

OTHER INVESTMENT PRACTICES AND STRATEGIES	11

PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE FUND	11

SHAREHOLDER INFORMATION	14

DISTRIBUTION PLAN	15

ADDITIONAL TAX INFORMATION	15

FINANCIAL HIGHLIGHTS	17

ADDITIONAL INFORMATION	20

i-

WCM / BNY MELLON FOCUSED GROWTH ADR ETF (NYSE Arca Ticker: AADR)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The WCM/BNY Mellon Focused Growth ADR ETF (the “Fund”) seeks long-term capital appreciation above international benchmarks such as the BNY Mellon Classic ADR Index, the Fund’s primary benchmark, and the MSCI EAFE Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.75%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	3.42%
TOTAL ANNUAL FUND OPERATING EXPENSES	4.17%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(a)	2.92%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.25%

(a)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
WCM/BNY Mellon Focused Growth ADR	$128	$1,001	$1,889	$4,174

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

WCM Investment Management (the “Sub-Advisor”), the sub-adviser to the Fund, seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”), included in the BNY Mellon Classic ADR Index. The Fund’s investment focus follows the Sub-Advisor’s core philosophy of investing in industry-leading non-U.S. organizations led by visionary management teams with sound business strategies. The Sub-Advisor believes that these companies often dominate their industry and are likely to continue that domination well into the future. The Sub-Advisor establishes guidelines for sector and industry emphasis and develops the portfolio of the Fund. The Sub-Advisor analyzes the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Typical themes incorporated in their investment process include demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. A portfolio strategy is then implemented that will best capitalize on these investment themes and subsequent expected growth of the underlying assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Large-Capitalization Risk. The Fund may invest in large-capitalization companies. Large-capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-capitalization securities is less than for other types of investments — small-capitalization securities, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the MSCI EAFE Index, which is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2012 was 7.23%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	8.42%	4Q/2011
Lowest Return	-17.90%	3Q/2011

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AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2011

WCM/BNY Mellon Focused Growth ADR ETF	1 Year	Since Inception (07/20/2010)
Return Before Taxes Based on NAV	-5.81%	8.37%
Return After Taxes on Distributions[1]	-5.81%	8.33%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-3.53%	7.21%
MSCI EAFE Index (Reflects no deduction for fees, expenses, or taxes)	-12.14%	2.67%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

WCM Investment Management	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Paul R. Black, President & Co-CEO	since 1989

Kurt R. Winrich, CFA, Chairman & Co-CEO	since 1984

Peter J. Hunkel, J.D., Business Analyst	since 2007

Michael B. Trigg, Business Analyst	since 2006

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

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TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the WCM/BNY Mellon Focused Growth ADR ETF.

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Sub-Advisor seeks to achieve the Fund’s investment objective by primarily selecting a portfolio of ADRs included in the BNY Mellon Classic ADR Index. The Fund’s focus follows the Sub-Advisor’s core philosophy of investing in industry-leading non-U.S. organizations, led by visionary management teams with sound business strategies. The Sub-Advisor believes that these companies often dominate their respective industries and are likely to continue that domination well into the future. Thus, when selecting equity investments, typically the minimum time horizon is three to five years. The Sub- Advisor believes that attractive returns can only be achieved by structuring portfolios distinct from the market indices. As a result, the Fund’s portfolio will typically have fewer than 30 companies concentrating on the best ideas developed in the Sub-Advisor’s investment process.

The Sub-Advisor’s core investment philosophy incorporates the first four attributes below when considering a security for inclusion in the Fund’s portfolio, and the last two when constructing and managing the portfolio:

I.	Thematic Strength: The Sub-Advisor seeks to find businesses benefiting from a “Tailwind.” Among the long-term themes the Sub-Advisor considers as providing a Tailwind are: emerging global middle class; new ownership societies; westernization of habits on global stage; outsourcing; global commerce; aging populations worldwide; the digital revolution; and self- fulfilling growth.

II.	Competitive Advantages: The Sub-Advisor seeks to find businesses protected by a durable and, preferably, growing “economic moat.” Examples of the important attributes identified in this step are: economies of scale; intellectual property (including patents); best in class reputation; strong relationships with customers, network effects; low-cost provider; legal or regulatory advantages.

III.	Company Culture Defines Success: The Sub-Advisor seeks to find businesses with consistent, well-articulated corporate cultures that effectively attract and keep the best people. Characteristics typically associated with outstanding cultures include: broad-based empowerment; distributed authority; clear and well-incentivized reward systems; and relatively egalitarian compensation distribution

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IV.	Valuation Matters : The Sub-Advisor seeks to find businesses for which the market price is reasonable compared to the “intrinsic value” of the company (most often assessed using discounted cash flow (“DCF”) analysis). In a phrase, the Sub-Advisor seeks to find “great companies at fair prices.” Since DCF analysis involves estimates of future business performance, and since any estimate of the future is uncertain, the Sub-Advisor believes that focusing on simple-to-understand businesses, with little or no debt and relatively steady/predictable free cash flow generation makes those estimates more reasonable. Furthermore, the Sub-Advisor employs scenario analysis (encompassing worst, nominal, and best case estimates of the future)to assess and consider a range of possible outcomes in the selection process.

V.	Concentrated Portfolios : The Sub-Advisor will invest in a concentrated fashion, and will select between 20 and 30 holdings for the Fund’s portfolio. The Sub-Advisor believes that concentration is an important component in achieving long-term growth. The Sub-Advisor further believes that an estimated total of between 20-30 holdings provides sufficient diversification and risk control by virtue of portfolio construction guidelines (as set forth below in the “Portfolio Construction” section, below).

VI.	Temperament : The Sub-Advisor defines temperament as that attitude or approach to investing that includes discipline, patience, the ability to look through the short-term to the long-term, the ability to “be greedy when others are fearful and fearful when others are greedy,” and the ability to stay rational in instances of pressure or stress. Because the Sub-Advisor believes temperament is the only consistently exploitable “edge” an investor can have, it works hard to foster and maintain it as a characteristic among its investment professionals.

Investment Process

The Sub-Advisor employs a small-team approach through an “Investment Strategy Group” consisting of four investment professionals (the “Portfolio Managers”). This team establishes portfolio guidelines for sector and industry emphasis and develops the Fund’s portfolio. The Portfolio Managers analyze the major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. Utilizing the investment philosophy above, the Portfolio Managers design the portfolio strategy that will best capitalize on the expected growth. All buy and sell decisions are made by the Portfolio Managers. The Sub-Advisor emphasizes independent “grass roots” research sources for analysis of individual companies and trends, not Wall Street reports. Investment ideas are generated from a number of sources, including independent research firms, industry publications, financial media, and news events.

Portfolio Construction

The Sub-Advisor seeks non-U.S. domiciled quality growth businesses with superior growth prospects, high returns on invested capital and low or no debt. It also requires each company to maintain a durable competitive advantage, what management terms an “economic moat.” The Portfolio Managers strongly consider qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. The Sub-Advisor is sensitive to valuation and will avoid companies with limited or incomplete histories. The Portfolio Managers concentrate their efforts on large established multinational companies, with a primary emphasis in the large-cap space. Unlike other international growth managers, the Sub-Advisor generally passes on businesses in leveraged, non-growth sectors such as energy, basic materials, utilities or financials. Instead, the Sub-Advisor focuses its attention on conventional growth sectors like technology, consumer discretionary/staples and healthcare.

Composition of the Fund’s portfolio will consist of:

(1) component stocks that in the aggregate account for at least 90% of the weight of the portfolio and each have a minimum market value of at least $100 million;

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(2) component stocks that in the aggregate account for at least 70% of the weight of the portfolio and each have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25,000,000, averaged over the last six months; and

(3) a minimum of 20 component stocks of which the most heavily-weighted component stock shall not exceed 25% of the weight of the portfolio, and the five most heavily-weighted component stocks shall not exceed 60% of the weight of the portfolio.

ABOUT DEPOSITARY RECEIPTS

Depositary Receipts, which include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and New York Shares (“NYSs”), are negotiable securities that generally represent a non-U.S. company’s publicly-traded equity or debt. Depositary Receipts may be purchased in the U.S. secondary trading market. They may trade freely, just like any other security, either on an exchange or in the over-the-counter market. Although typically denominated in U.S. dollars, Depositary Receipts can also be denominated in Euros. Depositary Receipts can trade on all U.S. stock exchanges as well as on many European stock exchanges, and play an essential role in the global marketplace. Since the 1920s, investors, companies and traders have used Depositary Receipts to meet their global investing needs.

STEPS IN THE INVESTMENT PROCESS AND PORTFOLIO CONSTRUCTION

Step 1	Idea Generation – Live, Listen and Learn

Multi-disciplinary process combining thematic and company-specific influences
Personal experience informed by a well-defined template
• Live, listen and learn
• Read, study and reflect
• Identify and consider how to catch the dominant tailwinds
• Follow and contemplate respected thinkers and investment greats

Step 2	Quantitative Analysis – Narrowing the Universe with Basic and Growth Screens

Backward-looking screens help narrow the non-U.S. universe
Basic screen examples:
• Market cap of $3.5 billion or greater
• Traditional growth sectors
Quality growth screen examples:
• High returns on invested capital
• Low or no debt
• High gross, operating margins
• History of sustainable growth
End result: Only 100–150 names for consideration

Step 3	Fundamental Analysis – Examples of Fundamental Analysis Considerations

Dominant Tailwind protected by a durable economic moat?
• Clear and simple business model
• Understandable, high-quality products and services
• Strong competitive position
Robust culture driven by visionary leadership?
• Owner-operator, entrepreneurial culture
• Unquestionable integrity
Attractive valuation?
• Discounted cash flow model

Step 4	Portfolio Construction: Diversification Considerations and Risk Controls

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Exposure to, typically, 15 or more industries Initial positions of approximately 2-5% Maximum position size of approximately 10% Maximum sector size of approximately 45%
Maximum industry exposure of approximately 15% Maximum emerging markets exposure approximately 35%

Step 5	Portfolio Monitoring and Sell Discipline - Potential Sell Considerations

More attractive company replaces less attractive holding
Economic moat (competitive advantage) is breached
Culture is challenged Leadership loses its way Valuation is no longer attractive
Material geopolitical or currency risk

WHO SHOULD INVEST IN THE FUND

•	Investors seeking diversification - Spreading your investment risk among foreign companies and markets that are different than the U.S. economy can help to diversify an overall portfolio.
•	Investors seeking an alternative to the MSCI EAFE
•	Investors seeking “focused” exposure to international investments
•	Growth oriented investors seeking exposure to globalization trends - Foreign companies are increasingly becoming more powerful and important in the global marketplace. In fact, three quarters of the world’s GDP occurs outside of the United States. ADRs allow you to invest in more regions and industries and potential growth opportunities than are available with U.S.-only securities.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in ADRs. In addition to the risks of investing in ADRs or foreign issuers converted to U.S. denomination, the Fund is subject to a number of risks that may affect the value of its shares. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund.

American Depositary Receipt Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

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Equity Risk. Investment in the Fund involves the risks inherent in an investment in any equity security. In addition, the prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The value of portfolio securities may fluctuate because of changes in or perceived changes in the financial condition of individual issuers, economic trends and developments, the general condition of the stock market, and other factors. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Currency Risk. The Fund may invest in foreign currencies or securities denominated in a foreign currency. The value of such currencies or securities denominated such currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively affect the value of the Fund’s investment in a foreign currency even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Fund does not intend to hedge against the risk of currency exchange rate fluctuations, but reserves the right to do so if there is extreme volatility in currency exchange rates.

Foreign Investment Risk. A Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by a Fund.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment. Further, there is no guarantee that the Fund will be able to achieve its objective.

Large-Capitalization Risk. The Fund may invest in large-capitalization companies. As a result, the Fund may be subject to the risk that the large-capitalization segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-capitalization securities may cause the Fund’s performance to be less than you expect.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

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Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. These debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 0.75% of the NAV of the Fund, and such fees do not include breakpoints. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time; (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. As of September 28, 2012, the Advisor had approximately $663.8 million in assets under management.

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The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The Trust is in the process of applying for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement is expected to be approved by the Board. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement is available in the Trust’s Annual Report to Shareholders, dated June 30, 2012.

INVESTMENT SUB-ADVISOR

The Sub-Advisor, WCM Investment Management, located at 281 Brooks Street, Laguna Beach, California 92651, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. WCM Investment Management was established in 1976. WCM Investment Management serves as investment adviser to a variety of individual and institutional investor accounts. As of August 31, 2012 WCM Investment Management managed approximately $1.8 billion in assets for individuals and institutional investors, private funds, retirement plans and financial intermediaries.

Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.25% based on the average daily net assets of the Fund.

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A discussion regarding the basis for the Board’s most recent annual approval of the Fund’s investment sub-advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders, dated December 31, 2011.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

Paul R. Black, Portfolio Manager, President and Co-CEO of WCM

Mr. Black’s primary responsibilities include portfolio management and equity research. His 27-year career in the investment business includes positions as portfolio manager with Wells Fargo Private Banking Group and Bank of America. He is a member of the Investment Strategy Group. He helps define the firm’s investment strategy and has an active role in the selection of securities. Mr. Black also sets the firm’s direction and acts as a client liaison for communication of investment decisions and strategy. Mr. Black holds a B.S. in Finance from California State University, San Diego. Mr. Black is currently a member of both the CFA Institute and the CFA Society of Orange County.

Kurt R. Winrich, CFA, Portfolio Manager, Chairman and Co-CEO of WCM

Mr. Winrich’s primary responsibilities include portfolio management and equity research. He has over 25 years of experience in the investment business, and is a member of the Investment Strategy Group. Prior to joining WCM, Mr. Winrich was the head of computer-aided design and analysis at Hughes Electronics Santa Barbara Research Center. Mr. Winrich graduated from Stanford University with an M.S. and B.S. in Electrical Engineering. He is a CFA Charter holder and is a member of both the CFA Institute and the CFA Society of Orange County. Mr. Winrich is also a member of the Dean’s Advisory for the Business School at Concordia University, Irvine.

Peter J. Hunkel, JD, Portfolio Manager and Business Analyst of WCM

Mr. Hunkel’s primary responsibilities include portfolio management and equity research. He is a member of the Investment Strategy Group, having joined at its formation. His 12-year career in the investment business includes positions as Chief Operating Officer and Senior Portfolio Manager for Centurion Alliance and as a portfolio analyst for the Templeton Private Client Group. Mr. Hunkel formally joined WCM in 2007, though his working relationship with the Sub-Advisor dates to 2001 by virtue of an exclusive alliance between WCM and Centurion (which ended when Mr. Hunkel officially joined WCM). He earned his B.A. degree with honors from San Jose State University, and earned a Juris Doctorate (J.D.) from Monterey College of Law. He is a Certified Investment Management Analyst (CIMA) and a member of IMCA.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM

Mr. Trigg’s primary responsibilities include portfolio management and equity research. He has 10 years of experience in the investment management industry and is a member of the Investment Strategy Group. Prior to joining WCM, Mr. Trigg worked at Morningstar, Inc. in Chicago, where he managed their model Growth Portfolio and covered a variety of companies in the technology industry. He also worked as an analyst at the Motley Fool, an online investment service. Mr. Trigg joined WCM in 2006. He earned his B.S. degree in Finance with honors from Saint Louis University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

INDEX PROVIDER INFORMATION

“BNY Mellon” and “BNY Mellon Classic ADR IndexSM” are service/licensor marks of The Bank of New York Mellon, a full service depository bank which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products, and have been licensed for use by AdvisorShares Investments, LLC. The Fund is not sponsored, endorsed or sold by The Bank of New York Mellon and The Bank of New York Mellon makes no representation regarding the advisability of investing in the Fund.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or any of their respective affiliates.

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The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in U.S.-traded securities of non-U.S. organizations (most often ADRs) with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., premium) and the number of days it was less than the Fund’s NAV (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

14

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

15

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or, for taxable years beginning on or before December 31, 2012, qualified dividend income. Dividends reported by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets). Absent further legislation, distributions of dividend income earned by the Fund will be subject to tax at the same rates applicable to ordinary income taxable years beginning after December 31, 2012.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year .

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

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Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the Fund’s assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

18

ADVISORSHARES TRUST — WCM/BNY MELLON FOCUSED GROWTH ADR ETF

Financial Highlights

		For the period
	Year Ended	July 21, 2010* to
	June 30, 2012	June 30, 2011

Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$31.46	$25.00

Investment Operations
Net Investment Income (Loss)(1)	0.07	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(2.58)	6.40
Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	(2.51)	6.55

Distribution from Net Investment Income	(0.11)	(0.09)
Distributions from Realized Capital Gains	(0.12)	---
Total Distributions	(0.23)	(0.09)
Net Asset Value, End of Period	$28.72	$31.46
Market Value, End of Period	$28.70	$31.58

Total Return
Total Investment Return Based on Net Asset Value(2)	(7.94)%	26.21%
Total Investment Return Based on Market(2)	(8.36)%	26.69%

Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$6,462	$8,651
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.25%	1.25%
excluding interest and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	4.17%	3.04%
including interesting and dividend expense
Expenses, prior to expense waivers and reimbursements(3)	4.17%	3.04%
excluding interest and dividend expense(3)
Net Investment Income(Loss)(3)	0.24%	0.52%
Portfolio Turnover Rate(4)	16%	34%

*Commencement of operations.

(1)	Based on average shares outstanding.
(2)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(3)	Ratios for periods of less than one year have been annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

19

WCM / BNY MELLON FOCUSED GROWTH ADR ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	WCM Investment Management 281 Brooks Street Laguna Beach, California 92651
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI dated October 29, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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Statement of Additional Information

ADVISORSHARES TRUST

2 Bethesda Metro Center

Suite 1330

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolios (the “Funds”):

Accuvest Global Long Short ETF (NYSE Arca Ticker: AGLS)

(formerly, Mars Hill Global Relative Value ETF (NYSE Arca Ticker: GRV))

Accuvest Global Opportunities ETF (NYSE Arca Ticker: ACCU)

Ranger Equity Bear ETF (NYSE Arca Ticker: HDGE)

(formerly, Active Bear ETF)

Cambria Global Tactical ETF (NYSE Arca Ticker: GTAA)

Madrona Domestic ETF (NYSE Arca Ticker: FWDD)

Madrona Global Bond ETF (NYSE Arca Ticker: FWDB)

Madrona International ETF (NYSE Arca Ticker: FWDI)

Meidell Tactical Advantage ETF (NYSE Arca Ticker: MATH)

Peritus High Yield ETF (NYSE Arca Ticker: HYLD)

Rockledge SectorSAM ETF (NYSE Arca Ticker: SSAM)

TrimTabs Float/Shrink ETF (NYSE Arca Ticker: TTFS)

WCM /BNY Mellon Focused Growth ADR ETF (NYSE Arca Ticker: AADR)

This SAI is not a prospectus. It should be read in conjunction with each Fund’s Prospectus, dated October 29, 2012, which incorporate this SAI by reference. Capitalized terms not defined herein are defined in the Prospectuses. Copies of each Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Funds are subject to listing on NYSE Arca, Inc. (the “Exchange”), and will trade in the secondary market.

The Funds’ financial statements for the fiscal year or period ended June 30, 2012 are included in the Trust’s Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference

The date of this SAI is October 29, 2012

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	2

INVESTMENT RESTRICTIONS	24

CONTINUOUS OFFERING	27

EXCHANGE LISTING AND TRADING	27

PORTFOLIO TRANSACTIONS AND BROKERAGE	27

MANAGEMENT OF THE TRUST	30

BOOK ENTRY ONLY SYSTEM	52

CREATION AND REDEMPTION OF CREATION UNITS	54

DETERMINATION OF NET ASSET VALUE	60

DIVIDENDS, DISTRIBUTIONS, AND TAXES	61

OTHER INFORMATION	68

COUNSEL	70

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70

CUSTODIAN	70

FINANCIAL STATEMENTS	70

APPENDIX A	A-1

APPENDIX B	B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time.

As of the date of this SAI, the Trust offers eighteen separate funds. This SAI relates only to the following twelve funds of the Trust (each, a “Fund”):

•	Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF)
•	Accuvest Global Opportunities ETF
•	Ranger Equity Bear ETF (formerly, Active Bear ETF)
•	Cambria Global Tactical ETF
•	Madrona Domestic ETF
•	Madrona Global Bond ETF
•	Madrona International ETF
•	Meidell Tactical Advantage ETF
•	Peritus High Yield ETF
•	Rockledge SectorSAM ETF
•	Trimtabs Float/Shrink ETF
•	WCM /BNY Mellon Focused Growth ADR ETF

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of any Fund belong to that fund. Each Fund has its own assets and liabilities.

The shares of the Funds are subject to approval for listing on the Exchange. The shares of each Fund, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The Accuvest Global Long Short ETF, Cambria Global Tactical ETF, Peritus High Yield ETF, and Rockledge SectorSAM ETF each offer and issue shares at NAV in aggregated lots of 50,000 or more, and Accuvest Global Opportunities Fund, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Trimtabs Float/Shrink ETF, and WCM/BNY Mellon Focused Growth ADR ETF each offer and issue shares at NAV in aggregated lots of 25,000 or more (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. The Ranger Equity Bear ETF offers and issues Creation Units, consisting of 25,000 or more shares, generally in exchange for the deposit of cash totaling the NAV of the Creation Unit(s). The Ranger Equity Bear ETF’s shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for each Fund. In addition, for each Fund except the Ranger Equity Bear ETF, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment adviser to each Fund, which is a diversified open-end management investment company. Each Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together this SAI. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund’s outstanding shares.

The day-to-day portfolio management of each Fund is provided by the sub-adviser to the Fund and is subject to the oversight of the Advisor and the Board. The sub-advisers (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”) and the Funds they managed are listed below.

Fund	Sub-Advisor
Accuvest Global Long/Short ETF	Accuvest Global Advisors
Accuvest Global Opportunities	Accuvest Global Advisors
Ranger Equity Bear ETF	Ranger Alternative Management, L.P.
Cambria Global Tactical ETF	Cambria Investment Management, L.P.
Madrona Domestic ETF	Madrona Funds, LLC
Madrona Global Bond ETF	Madrona Funds, LLC
Madrona International ETF	Madrona Funds, LLC
Meidell Tactical Advantage ETF	American Wealth Management
Peritus High Yield ETF	Peritus I Asset Management, LLC
Rockledge SectorSAM ETF	Rockledge Advisors, LLC
Trimtabs Float Shrink ETF	Trim Tabs Asset Management, LLC
WCM/BNY Mellon Focused Growth ADR ETF	WCM Investment Management

Each Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. The Accuvest Global Long/Short ETF, Accuvest Global Opportunities ETF, Cambria Global Tactical ETF, Madrona Global Bond ETF, Meidell Tactical Advantage ETF, and Rockledge SectorSAM ETF are “fund of funds” that seek to achieve their investment objectives by investing primarily in other exchange-traded funds (“ETFs”) and other exchange-traded products, including but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and closed-end funds (collectively, “ETPs”), as described in each Fund’s Prospectus (each, a “Fund of Funds” and collectively, the “Funds of Funds”). Each Fund of Funds will be indirectly subject to the risks associated with the portfolio securities and investment techniques of its underlying ETPs.

The investment techniques and instruments described below and in each Fund’s Prospectus may, consistent with each Fund’s investment objective and investment policies, be used by a Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. Not all of the Funds will invest in all of the instruments and techniques described below. In addition, each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Funds will periodically change the composition of their portfolios to best meet their respective investment objectives. For more information about each Fund’s principal strategies and risks, please see the Fund’s Prospectus.

2

Borrowing

While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund may use leverage during periods when its Sub-Advisor believes that the Fund’s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Currency Transactions

Foreign Currencies. Each Fund may invest directly and indirectly in foreign currencies. The WCM/BNY Mellon Focused Growth ADR ETF, Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Madrona International ETF, Cambria, Global Tactical ETF, and Meidell Tactical Advantage ETF, in particular, are expected to have investment exposure to foreign currencies. Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Advisor, a Fund may, but is not obligated to, enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition if the applicable Index. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

3

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

•	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

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The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Equity Securities

Each Fund and the ETFs in which the Funds of Funds invest may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund, or an ETF in which the Fund invests, may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Each Fund may invest in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

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Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Exchange-Traded Notes (ETNs)

Each Fund may, and the Accuvest Global Long Short ETF, Madrona Global Bond ETF, Cambria Global Tactical ETF, Ranger Equity Bear ETF, and Meidell Tactical ETF intend to, invest in ETNS. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

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It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. A Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities

Each Fund and certain of the ETFs in which the Funds of Funds invest may invest in fixed income securities. The market value of the fixed income investments in which the Fund and certain of the Underlying ETFs may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income securities is described below:

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

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•	Corporate Debt Securities. The Peritus High Yield ETF may seek to invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Sub-Advisor. The Fund may invest in all grades of corporate debt securities including below investment grade as discussed below. See Appendix A for a description of corporate bond ratings. The Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

•	Non-Investment-Grade Debt Securities. The Peritus High Yield ETF may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s Sub-Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

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Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

•	Unrated Debt Securities. The Peritus High Yield ETF may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

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•	Asset-Backed and Commercial Mortgage-Backed Securities. The Peritus High Yield ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

•	Commercial Paper. The Peritus High Yield ETF and certain of the ETFs and ETPs in which the Funds of Funds invest may invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Peritus High Yield ETF may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). See Appendix A for a description of commercial paper ratings.

Foreign Issuers

Each Fund may, and the WCM/BNY Mellon Focused Growth ADR ETF, Accuvest Global Long Short ETF, Accuvest Global Opportunities ETF, Madrona International ETF, Madrona Global Bond ETF, Cambria Global Tactical ETF, and Meidell Tactical Advantage ETF intend to, invest in issuers located outside the United States directly, or in financial instruments, ETFs or ETPs that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

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Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Geographic Risk. Certain of the ETFs in which the Funds of Funds invest may have significant investment exposure to particular countries or regions. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Russia), or a specific region (e.g., the Europe or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Middle East or Africa, can be interdependent and may decline all at the same time.

Asia. To the extent a Fund’s investments have significant investment exposure to Asia, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Eastern Europe. A Fund’s investments may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Fund’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries.

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Europe. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

Latin America. Latin American economies are generally considered emerging markets and are generally characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

Middle East and Africa. Certain Middle Eastern/African markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern/African countries may have an adverse impact on an Underlying ETF and thus the Fund.

North America. The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. The United States is also a significant trading partner of many emerging markets in which certain of the ETFs held by the Funds of Funds invest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.

Futures and Options Transactions

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Each Fund of Funds and certain of the ETFs and ETPs in which they invest may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund of Funds invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with CFTC Rule 4.5. The Trust, on behalf of all of its series, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5. Therefore, neither the Trust nor any of its series is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. The CFTC recently adopted amendments to CFTC Rule 4.5 and has proposed additional regulatory requirements that may affect the extent to which the Fund invests in instruments that are subject to regulation by the CFTC and impose additional regulatory obligations on the Fund and the Advisor.

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Each Fund of Funds and certain of the ETFs and ETPs in which they invest may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund of Funds purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

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There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund of Funds and certain of the ETFs and ETPs in which they invest may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by a Fund of Funds will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

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A Fund of Funds may trade put and call options on securities, securities indices and currencies, as the Fund’s Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund of Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund of Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund of Funds may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

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Illiquid Securities

While the Funds do not anticipate doing so, the WCM/BNY Mellon Focused Growth ADR ETF, Accuvest Global Long Short ETF, and Cambria Global Tactical ETF may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act, as long as none of the Funds invests more than 15% of its net assets in illiquid securities. The Accuvest Global Opportunities ETF, Ranger Equity Bear ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, Peritus High Yield ETF, Meidell Tactical Advantage ETF, Rockledge SectorSAM ETF, and TrimTabs Float Shrink ETF may hold illiquid securities, including restricted securities, as long as none of the Funds holds more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. The fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1) prohibits another investment company from selling its shares to the fund if, after the sale: (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

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Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or the Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the Fees and Expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in ETFs that are primarily index-based ETFs that hold substantially all of their assets in securities representing a specific index. The Fund also may invest in ETFs that are actively managed.

Closed-End Funds. Each Fund and certain of the ETFs in which the Funds of Funds invest may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

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Lending of Portfolio Securities

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Funds’ securities lending arrangements are subject to Board approval. In addition, to the extent a Fund engages in securities lending, the Board will adopt procedures that reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Pooled Investment Vehicles

Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

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Certain pooled vehicles may be ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher a Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and their long-term shareholders. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because a Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

The Meidell Tactical Advantage ETF and Madrona International ETF appear to have experienced significant variations in the Funds’ portfolio turnover rates over the two most recently completed fiscal years (5% in 2011 to 817% in 2012 and 19% in 2011 to 110% in 2012, respectively), however, neither Fund was operational for a full fiscal year in 2011. Had the Funds completed a full fiscal year, the Funds would have experienced little or no variation in reported portfolio turnover rates. The Accuvest Global Long Short ETF reported a portfolio turnover rate of 751% in 2011 and 365% in 2012. The Fund’s portfolio turnover rate has decreased due, in large part, to a change in the Fund’s Sub-Advisor. The new Sub-Advisor’s proprietary investment processes necessitate fewer portfolio changes from month to month. The Cambria Global Tactical ETF reported a portfolio turnover rate of 187% in 2011 and 475% in 2012. The tactical nature of the Fund’s investment strategy caused and may continue to cause the Fund’s portfolio turnover rate to vary greatly in response to changing market conditions.

Real Estate Investment Trusts (REITs)

The Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, Accuvest Global Opportunities ETF, and certain of the ETFs and ETPs in which the Funds of Funds invest may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

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Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements

Each Fund and certain of the ETFs in which the Funds of Funds invest may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Each Fund and certain of the ETFs in which the Funds of Funds invest may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, none of the Funds expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

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Short Sales

The Rockledge SectorSAM ETF and Cambria Global Tactical ETF may, and the Ranger Equity Bear ETF and Accuvest Global Long Short ETF intend to, engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

Each Fund of Funds and certain of the ETFs in which they invest may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

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A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Funds will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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U.S. Government Securities

Each Fund and the ETFs in which the Funds of Funds invest may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. In connection with the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac currently are protected.

When-Issued and Delayed-Delivery Securities

Each Fund and certain of the ETFs in which the Funds of Funds invest, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

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Zero Coupon Bonds

Each Fund and certain of the ETFs in which the Funds of Funds invest may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Funds

The investment limitations listed below are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each of the Accuvest Global Long Short ETF, Cambria Global Tactical ETF, WCM/BNY Mellon Focused Growth ETF, Ranger Equity Bear ETF, Rockledge SectorSAM ETF, Meidell Tactical Advantage ETF, Accuvest Global Opportunities ETF, Peritus High Yield ETF, TrimTabs Float Shrink ETF, Madrona Domestic ETF, Madrona International ETF, and Madrona Global Bond ETF may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

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Each of the Accuvest Global Long Short ETF, Cambria Global Tactical ETF, and WCM/BNY Mellon Focused Growth ETF may not:

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.[1]

Each of the Ranger Equity Bear ETF, Rockledge SectorSAM ETF, Meidell Tactical Advantage ETF, Accuvest Global Opportunities ETF, Peritus High Yield ETF, TrimTabs Float Shrink ETF, Madrona Domestic ETF, Madrona International ETF, and Madrona Global Bond ETF may not:

3.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.[2]

Each Fund may not:

4.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.[3]

5.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. A Fund will not invest 25% or more of its total assets in any investment company that so concentrates.[3]

6.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

1 Notwithstanding this fundamental policy, the WCM/BNY Mellon Focused Growth ETF will not invest in derivatives until such time as the Fund has exemptive relief that permits such investments.

2 Notwithstanding this fundamental policy, the Ranger Equity Bear ETF, Peritus High Yield ETF, TrimTabs Float Shrink ETF, Madrona Domestic ETF, and the Madrona International ETF will not invest in derivatives until such time as the Fund has exemptive relief that permits such investments.

3 For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

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8.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

9.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

In addition to the investment objective of each Fund, the investment limitations listed below are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each of Cambria Global Tactical ETF, WCM/BNY Mellon Focused Growth ADR ETF, and Accuvest Global Long Short ETF may not:

1.	Purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of Accuvest Global Opportunities ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF Fund, Peritus High Yield ETF, Rockledge SectorSAM ETF, and Trimtabs Float/Shrink ETF may not:

2.	Purchase illiquid securities.

The Ranger Equity Bear ETF may not:

3.	Purchase or borrow illiquid securities or securities registered pursuant to Rule 144A under the Securities Act.

4.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in short positions in equity securities without providing 60 days’ notice to shareholders.

The WCM/BNY Mellon Focused Growth ADR ETF may not:

5.	Change its investment strategy to invest at least 80% of its total assets in ADRs without providing 60 days’ prior notice to shareholders.

The Peritus High Yield ETF may not:

6.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield debt securities (commonly referred to as “junk bonds”) without providing 60 days’ prior notice to shareholders.

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CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund’s Prospectus.

Shares of the Funds are listed and traded on the Exchange. The shares of a Fund will trade on the Exchange at prices that may differ to some degree from a Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, a Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of a Sub-Advisor, the Advisor, and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Commissions. For the fiscal years ended June 30, 2012 and June 30, 2011 the Funds paid the following amounts in brokerage commissions:

Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During Fiscal Years Ended June 30,
		2012	2011
Accuvest Global Long/Short ETF	7/9/2010	$70,676	$390,228
Accuvest Global Opportunities	1/25/2012	$3,030	*
Ranger Equity Bear ETF	1/27/2011	$1,184,420	$287,430
Cambria Global Tactical ETF	10/26/2010	$277,460	$87,687
Madrona Domestic ETF	6/21/2011	$4,312	*
Madrona Global Bond ETF	6/21/2011	$839	*
Madrona International ETF	6/21/2011	$21,136	*
Meidell Tactical Advantage ETF	6/23/2011	$6,257	*
Peritus High Yield ETF	12/1/2010	$0	$0
Rockledge SectorSAM ETF	1/11/2012	$8,630	*
Trimtabs Float Shrink ETF	10/5/2011	$10,377	*
WCM/BNY Mellon Focused Growth ADR ETF	7/21/2010	$2,915	$6,978

* Not in operation for any or a majority of the period indicated.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, a Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, a Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a Sub-Advisor may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the Sub-Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent a Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

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The Sub-Advisors will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that a Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. A Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to a Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases a Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Directed Brokerage. For the fiscal year ended June 30, 2012, none of the Funds paid commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Advisors.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal year ended June 30, 2012, the Funds did not pay brokerage commissions to affiliated brokers.

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Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which a Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

During the fiscal year ended June 30, 2012, the Funds did not hold securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Funds and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, each Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to a Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Advisor is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and the Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and each Sub-Advisory Agreement with the Advisor and each of the Sub-Advisors, respectively, the Board meets with the Advisor and each Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor’s and each Sub-Advisor’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or a Sub-Advisor’s use of higher-risk financial instruments in managing a Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and each Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, the Sub-Advisors, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Advisor, the Sub-Advisors, and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

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The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single independent Trustee serves as a lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Trustee, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer and President of AdvisorShares Trust (2006 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC - Investment Advisory Services (2006-present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001 - 2006).	18	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1952)	Trustee, No set term; served since 2009	Vice President / Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present); President of Cardinal Trust and Investments; Chief Investment Officer for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001-2006).	18	None
William G. McVay 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1954)	Trustee, No set term; served since 2011	Founder of RDK Strategies, LLC (2007-present); Vice-President of Zephyr Associates, Inc. (2001- 2006); Executive Vice-President of Financeware, Inc. (2000); First Vice-President of Legg Mason Wood Walker, Inc. (1989-2000).	18	None
Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Chief Executive Officer & President, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer and President of AdvisorShares Trust (2006 - present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC - Investment Advisory Services (2006-present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001 - 2006).	18	None

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served since 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 - present); President of Ahrens Advisors, LP (2005 - 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003-2005).	18	None

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other audit related matters. Each Independent Trustee serves as a member of the Audit Committee. The Audit Committee met five times during the most recently completed fiscal year.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds and their shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Trust has concluded that Mr. Hamman should serve as Trustee because of the experience he has gained with respect to mutual fund company business development, and the development of exchange-traded funds in particular, in his past position with Rydex Investments, and as the former president and co-founder of Arrow Investment Advisors, LLC, a registered investment adviser to a mutual fund company. Mr. Hamman’s knowledge of and experience in the financial services industry, in general, also qualifies him to serve as Trustee.

The Trust has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law. In particular, during her 30 years in the financial services industry, Ms. Piper/Bach has gained relevant experience in her roles as vice president and chief operating officer of a retirement services company, vice president, and chief trust officer of a large custodian bank and president of a large regional brokerage and wealth management group. In addition, Ms. Piper/Bach is currently serving a two-year term as the Investment Management Consultants Association (“IMCA”) chair. She has been a director of the IMCA for eight years and a member of the Finance, Audit, and Investment Committee, Personnel Committee, Certification Committee, Government Relations Committee, Investments & Wealth Monitor Editorial Advisory Board, and the Journal of Investment Consulting Editorial Advisory Board.

The Trust has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds. In particular, during his 31 years in the financial services industry, Mr. McVay has gained relevant experience in his roles as founder of an investment management firm and vice president and co-director of investment management services of a global asset management firm.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and all AdvisorShares funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee
Interested Trustee
Noah Hamman	Accuvest Global Long Short ETF	$1-$10,000	$50,001-$100,000
	Ranger Equity Bear ETF	$10,001-$50,000
	Cambria Global Tactical ETF	$1-$10,000
	Madrona Domestic ETF	$10,001-$50,000
	Madrona Global Bond ETF	$1-$10,000
	Madrona International ETF	$1-$10,000
	Peritus High Yield ETF	$10,001-$50,000
	WCM/BNY Mellon Focused Growth ADR ETF	$1-$10,000
Independent Trustees
Piper/Bach	WCM/BNY Mellon Focused Growth ADR ETF	$1 - $10,000	$1 - $10,000
William G. McVay	N/A	None	None

 Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ending June 30, 2012.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$6,000	N/A	N/A	$6,000
William G. McVay	$6,000	N/A	N/A	$6,000

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of September 28, 2012, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of each Fund is set forth in the table below:

RANGER EQUITY BEAR ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
David Safran Assistant Vice President Morgan Stanley Smith Barney Llc 2000 Westchester Ave Purchase NY 10577	2,703,049	14,00,000	18.51%
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	2,118,083	14,600,000	14.51%

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RANGER EQUITY BEAR ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
National Financial Services 200 Liberty New York, NY 10281	1,588,803	14,600,000	10.88%
Kristie Daniel Manager First Clearing, Llc One North Jefferson Street St. Louis MO 63103	1,328,497	14,600,000	9.10%
Helen Bialer Vice President Pershing Llc Securities Corporation 1 Pershing Plaza Jersey City NJ 07399	1,086,603	14,600,000	7.44%
Michelle Ford Morgan Stanley & Co. Llc 901 South Bond St 6th Fl Baltimore, MD 21231	816,859	14,600,000	5.59%
TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	806,190	14,600,000	5.52%

CAMBRIA GLOBAL TACTICAL ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	868,012	2,950,000	29.42%
National Financial Services 200 Liberty St. New York, NY 10281	808,169	2,950,000	27.40%
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	291,952	2,950,000	9.90%

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ACCUVEST GLOBAL LONG/SHORT ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
JP Morgan Clearing PO Box 6113 500 Stanton Christiana Road Newark, DE 19713	454,217	1,200,000	37.85%
Jane Flood Vice President Ubs Financial Services Inc. 1200 Harbor Blvd Weehawken, NJ 07086	338,000	1,200,000	28.17%
Michelle Ford Morgan Stanley & Co. Llc 901 South Bond St 6th Fl Baltimore, MD 21231	219,316	1,200,000	18.28%

ACCUVEST GLOBAL OPPORTUNITIES
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
Michelle Ford Morgan Stanley & Co. Llc 901 South Bond St 6th Fl Baltimore, MD 21231	285,796	575,000	49.70%
JP Morgan Clearing PO Box 6113 500 Stanton Christiana Road Newark, DE 19713	194,159	575,000	33.77%

PERITUS HIGH YIELD ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	546,437	2,600,000	21.02%
JP Morgan Clearing PO Box 6113 500 Stanton Newark, DE 19713	324,773	2,600,000	12.49%
National Financial Services 200 Liberty New York, NY 10281	290,941	2,600,000	11.19%

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PERITUS HIGH YIELD ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
UMB Bank Na/Enogex Mtm/Ipa 2401 Grand Boulevard Suite 200 Kansas City, MO 64108	227,000	2,600,000	8.73%
Kristie Daniel Manager First Clearing, Llc One North Jefferson Street St. Louis MO 63103	191,446	2,600,000	7.36%
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	171,923	2,600,000	6.61%
Merrill Lynch 101 Hudson Street Jersey City, NJ 07302	131,157	2,600,000	5.04%

WCM/BNY MELLON FOCUSED GROWTH ADR ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
National Financial Services 200 Liberty Street New York, NY 10281	76,053	225,000	33.80%
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	42,927	225,000	19.08%
JP Morgan Clearing 1 MetroTech North Brooklyn, NY 11201	16,710	225,000	7.43%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	16,710	225,000	7.43%

ROCKLEDGE SECTORSAM ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
National Financial Services 200 Liberty Street New York, NY 10281	22,017	50,000	44.03%
JP Morgan Clearing 1 MetroTech North Brooklyn, NY 11201	7,404	50,000	14.81%
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	6,279	50,000	12.56%
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	4,489	50,000	8.98%

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TRIMTABS FLOAT SHRINK ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
JPMorgan Chase Bank, National Association 14201 Dallas Pkwy Floor 12 Dallas, TX 75254	91,000	275,000	33.09%
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	61,439	275,000	22.34%
Morgan Stanley Smith Barney 901 South Bond St 6th Fl Baltimore, MD 21231	50,000	275,000	18.18%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	23,000	275,000	8.36%
National Financial Services 200 Liberty Street New York, NY 10281	18,431	275,000	6.70%

MEIDELL TACTICAL ADVANTAGE ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	177,073	250,000	70.83%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	35,048	225,000	14.02%

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MADRONA DOMESTIC ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	279,003	575,000	48.53%
National Financial Services 200 Liberty Street New York, NY 10281	271,340	575,000	47.19%

MADRONA GLOBAL ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
National Financial Services 200 Liberty Street New York, NY 10281	395,290	850,000	46.50%
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	368,393	850,000	43.34%
Charles Schwab PO Box 64930 Phoenix, AZ 85082-4930	66,139	850,000	7.78%

MADRONA INTERNATIONAL ETF
DTC Participant	Number of Shares Owned	Outstanding	Percentage Owned
National Financial Services 200 Liberty Street New York, NY 10281	304,573	650,000	46.86%
TD Ameritrade 1005 N. Ameritrade Pl. Bellevue, NE 68005	303,552	650,000	46.70%

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and each Sub-Advisor has each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to its Sub-Advisor. The Sub-Advisors will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund’s proxy voting record.

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The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009, as amended from time to time (the “Advisory Agreement”), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Funds, the Advisor oversees the investment and the reinvestment of the assets of each Fund by its Sub-Advisor, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund’s operating expenses as described in each Fund’s Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s Advisory Agreement is available in the Fund’s Annual Report to Shareholders, dated June 30, 2012.

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For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rates listed below based on the average daily net assets of the Funds. As part of its agreement with the Trust, the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expense) from exceeding the Maximum Annual Operating Expense Limit of each Fund’s average daily net assets for at least a year from the date of this SAI. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then current one year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to a Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and each Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. Each Fund’s Maximum Annual Operating Expense Limit is listed below.

Fund	Advisory Fee as a % of Average Daily Net Assets		Maximum Annual Operating Expense Limit
Accuvest Global Long Short ETF	1.35%		1.50%
Accuvest Global Opportunities ETF	0.95%		1.25%
Ranger Equity Bear ETF	1.50%		1.85%
Cambria Global Tactical ETF	Fee	Assets Under Management	1.25%
	0.90%	First $250,000,000
	0.80%	Next $4,000,000
	0.70%	Next $7,500,000
	0.60%	$5,000,000,000
Madrona Domestic ETF	0.80%		1.25%
Madrona Global Bond ETF	0.50%		0.95%
Madrona International ETF	0.80%		1.25%
Meidell Tactical Advantage ETF	1.20%		1.35%
Peritus High Yield ETF	1.10%		1.35%
Rockledge SectorSAM ETF	1.25%		1.50%
Trimtabs Float/Shrink ETF	0.99%		0.99%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%		1.25%

For the fiscal years ended June 30, 2011 and 2012, the Funds paid the following advisory fees to the Advisor:

Fund	Fund Inception Date	Aggregate Advisory Fees		Advisory Fees Reimbursed		Net Advisory Fees Paid
		2012	2011	2012	2011	2012	2011
Accuvest Global Long Short ETF	7/9/2010	$146,642	$409,989	$(146,642)	$(66,702)	$0	$343,287
Accuvest Global Opportunities	1/25/2012	$42,148	N/A	$(42,148)	N/A	$0	N/A
Ranger Equity Bear ETF	1/27/2011	$2,178,565	$244,709	--	$(15,251)	$2,178,565	$229,458
Cambria Global Tactical ETF	10/26/2010	$1,235,278	$644,106	$(129,383)	$(9,250)	$1,105,895	$634,856
Madrona Domestic ETF	6/21/2011	$118,078	N/A	$(30,265)	N/A	$87,813	N/A
Madrona Global Bond ETF	6/21/2011	$78,989	N/A	$(5,992)	N/A	$72,997	N/A
Madrona International ETF	6/21/2011	$100,238	N/A	$(36,187)	N/A	$64,051	N/A
Meidell Tactical Advantage ETF	6/23/2011	$53,257	N/A	$(53,257)	N/A	$0	N/A
Peritus High Yield ETF	12/1/2010	$739,093	$161,123	--	$(33,152)	$739,093	$127,611*
Rockledge SectorSAM ETF	1/11/2012	$60,000	N/A	$(60,000)	N/A	$0	N/A
Trimtabs Float Shrink ETF	10/5/2011	$48,942	N/A	$(48,942)	N/A	$0	N/A
WCM/BNY Mellon Focused Growth ADR ETF	7/21/2010	$119,999	$113,881	$(119,999)	$(113,881)	$0	$0

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The Sub-Advisors and the Sub-Advisory Agreements

Under separate Sub-Advisory Agreements (collectively, the “Sub-Advisory Agreements”), each Sub-Advisor listed below serves as the investment sub-adviser to its respective Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After an initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

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Sub-Advisory Fees Paid to the Sub-Advisor. For its services under the Sub-Advisory Agreement, each Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based on the average daily net assets of the Fund as follows:

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate		Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
			Fee	AUM	2012	2011
Accuvest Global Long Short ETF	7/9/2010	Accuvest Global Advisors	0.90%	First $100 million	$0	$20,476*
			0.95%	$100 million to $500 million
			1.00%	Over $500 million
Accuvest Global Opportunities	1/25/2012	Accuvest Global Advisors	0.50%		$0	**
Ranger Equity Bear ETF	1/27/2011	Ranger Alternative Management, L.P.	1.00%		$1,267,609	$156,463
Cambria Global Tactical ETF	10/26/2010	Cambria Investment Management, L.P.	0.45%	First $250 million	$593,090	$253,568
			0.40%	Next $750 million
			0.35%	Next $4 billion
			0.30%	Excess of $5 billion
Madrona Domestic ETF	6/21/2011	Madrona Funds, LLC	0.40%		$22,330	**
Madrona Global Bond ETF	6/21/2011	Madrona Funds, LLC	0.25%		$13,695	**
Madrona International ETF	6/21/2011	Madrona Funds, LLC	0.40%		$11,246	**
Meidell Tactical Advantage ETF	6/23/2011	American Wealth Management	0.70%		$0	**
Peritus High Yield ETF	12/1/2010	Peritus I Asset Management, LLC	0.75%		$477,566	$53,564
Rockledge SectorSAM ETF	1/11/2012	Rockledge Advisors, LLC	0.75%		$0	**
Trimtabs Float Shrink ETF	10/5/2011	Trim Tabs Asset Management, LLC	0.64%		$0	**
WCM/BNY Mellon Focused Growth ADR ETF	7/21/2010	WCM Investment Management	0.25%		$18,744	$20,221

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*The fees reflected represent the sub-advisory fees paid to Mars Hill Partners, LLC, the Fund’s former investment sub-adviser, through December 1, 2011.

** Not in operation for the period indicated.

The Trust is in the process of applying for exemptive relief from the SEC, which, if obtained, will permit the Advisor, subject to certain conditions, including Board approval, to terminate an existing Sub-Advisor or hire one or more new sub-advisers for a Fund, to materially amend the terms of particular agreements with sub-advisers, or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. Subject to the SEC’s grant of the requested exemptive relief, the Board has approved the use of this arrangement, which is commonly referred to as a “manager of managers” arrangement. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate, and replace sub-advisers when the Board and the Advisor feel that a change would benefit a Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. The manager of managers arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

A discussion regarding the basis for the Board’s most recent approval of each Fund’s Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders, dated June 30, 2012.

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. The tables reflecting the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund they sub-advise use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The portfolio managers do not receive any compensation directly from the Funds.

•	Accuvest Global Advisors – Accuvest Global Long Short ETF and Accuvest Global Opportunities ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus. The discretionary bonus is based on accomplishment of personal, team, and enterprise objectives.

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Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund
Dave Garff	$10,001-$50,000
Brad Jensen	none
David Allen	none
Chris Heyman	$1-$10,000

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
David Garff	5	$27.57	6	$109.96	60	$322.99
Brad Jensen	5	$27.57	6	$109.96	60	$322.99
David Allen	5	$27.57	2	$63.29	42	$88.32
Chris Heyman	5	$27.57	4	$46.66	14	$94.35

* Information provided is as of June 30, 2012.

•	Ranger Alternative Management, L.P. – Ranger Equity Bear ETF

Portfolio Manager Compensation. The Ranger Equity Bear ETF’s portfolio managers are equity participants of the Sub-Advisor and therefore receive distributions based on the Sub-Advisor’s profitability. Other than with respect to the distributions of profitability they receive pursuant to their equity participation in the Sub-Advisor, the portfolio managers do not receive a salary, bonus or other types of remuneration from the Sub-Advisor.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Ranger Equity Bear ETF as of the date of this SAI.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Del Vecchio	1	$313.25	N/A	N/A	1	$1
Brad Lamensdorf	1	$313.25	2	$3	N/A	N/A

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•	Cambria Investment Management, L.P. - Cambria Global Tactical ETF

Portfolio Manager Compensation. The portfolio managers are compensated directly by the Sub-Advisor and do not receive any compensation directly from the Fund or the Fund’s adviser. Each portfolio manager owns an equity interest in the Sub-Advisor and their compensation is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund
Mebane Faber	$500,001-$1,000,000
Eric Richardson	$10,001-$50,000

Accounts Managed by Portfolio Manager. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Mebane Faber	1	$78 mm	2	$27 mm	29	$11 mm
Eric Richardson	1	$78 mm	2	$27 mm	29	$11 mm

* Information provided is as of June 30, 2012.

•	Madrona Funds, LLC – Madrona Domestic ETF, Madrona Global Bond ETF and Madrona International ETF

Portfolio Managers Compensation. The portfolio managers are compensated by Madrona Funds, LLC. The portfolio managers are among the employees of Bauer Evans, Inc. P.S. and BondStreet Wealth Management, LLC who, all together, hold a 100% equity interest in the business.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned In Fund
Brian Evans	None
Robert Bauer	None
Kristi Henderson	$10,001 - $50,000

Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Brian K. Evans	3	$51	0	0	500	$109
Robert W. Bauer	3	$51	0	0	0	0
Kristi R. Henderson	3	$51	0	0	0	0

*As of June 30, 2012.

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•	American Wealth Management - Meidell Tactical Advantage ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund
Laif Meidell	$10,001 - $50,000

* As of June 30, 2012

Accounts Managed by Portfolio Manager. Including the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Laif Meidell	1	5,678,658.64	N/A	N/A	862	169,267,242.95

* Information provided is as of June 30, 2012.

•	Peritus I Asset Management, LLC - Peritus High Yield ETF

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Sub-Advisor.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of the date of this SAI.

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Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Tim Gramatovich	1	$77.38	1	$40.95	61	$37.27
Ron Hellar	1	$77.38	1	$40.95	61	$37.27
Dave Flaugherty	1	$77.38	1	$40.95	61	$37.27

•	Rockledge Advisors LLC - Rockledge SectorSAM ETF

Portfolio Manager Compensation . The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager may receive his compensation in the form of base salary and bonus compensation or other considerations. As an owner of the firm, the Portfolio Manager will receive a share in the form of overall firm profits and/or ownership interest. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Alex Gurvich	$10,001-$50,000

* As of June 30, 2012.

Accounts Managed by Portfolio Manager. Including the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Alex Gurvich	1	2.5	N/A	N/A	N/A	N/A

•	Trimtabs Float Shrink ETF – Trim Tabs Assets Management, LLC

Portfolio Manager Compensation. The portfolio managers are compensated by Trim Tabs Asset Management, LLC. The Fund’s portfolio managers, Mr. Charles Biderman and Mr. Minyi Chen, are both equity owners of the Sub-Advisor and therefore are able to receive distributions based on the Sub-Advisor’s profitability.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Fund Shares
Charles Biderman	$10,001 - $50,000
Minyi Chen	None

49

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Charles Biderman	1	$8.3	N/A	N/A	N/A	N/A
Minyi Chen	1	$8.3	N/A	N/A	N/A	N/A

•	WCM/BNY Mellon Focused Growth ADR ETF – WCM Investment Management

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor. The portfolio managers are among the 16 employees of the Sub-Advisor who, all together, hold a 100% equity interest in the business. In general, the total compensation of partners is tied to the performance of the investments under their individual management and/or the degree to which client objectives have been met. Compensation for the Fund’s portfolio managers is aligned with the interests of the Sub-Advisor clients, including Fund clients. Compensation comes in the form of base salaries plus a percentage share in the advisory fee revenue that the assets under management in their strategies generate. Resulting bonuses have ranged from 0% to more than 150% of base salary.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of the date of this SAI.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Pete Hunkel	2	183.40	0	0	107	711.71
Mike Trigg	2	183.40	0	0	107	711.71
Paul Black	2	183.40	0	0	107	711.71
Kurt Winrich	2	183.40	0	0	107	711.71

* Information provided is as of June 30, 2012.

Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage. However, each Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-advisor manages are fairly and equitably allocated.

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Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Funds. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Funds’ Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Funds’ Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Funds. Pursuant to the Funds’ Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Funds.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of each Fund and 0.02% on the gross adjusted assets of each Fund exceeding $1 billion.

For fiscal years ended June 30, 2012 and June 30, 2011, the Administrator received the following administrative fees:

Fund	Fund Inception Date	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Accuvest Global Long Short ETF	7/9/2010	$2,102	$6,924
Accuvest Global Opportunities ETF	1/25/2012	$273	*
Ranger Equity Bear ETF	1/27/2011	$23,711	$1,478
Cambria Global Tactical ETF	10/26/2010	$39,223	$8,071
Madrona Domestic ETF	6/21/2011	$2,756	*
Madrona Global Bond ETF	6/21/2011	$2,856	*
Madrona International ETF	6/21/2011	$2,367	*
Meidell Tactical Advantage ETF	6/23/2011	$506	*
Peritus High Yield ETF	12/1/2010	$5,800	$1,542
Rockledge SectorSAM ETF	1/11/2012	$130	*
Trimtabs Float Shrink ETF	10/5/2011	$725	*
WCM/BNY Mellon Focused Growth ADR ETF	7/21/2010	$1,955	$1,213

* Not in operation for the period indicated.

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Distribution

Distributor. Foreside Fund Services, LLC serves as the principal underwriter and distributor of shares of the Funds. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Funds (the “Distribution Agreement”). The Distributor continually distributes shares of the Funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Advisor, any Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment”, as that term is defined in the 1940 Act.

Distribution Plan. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to: (i) services in connection with distribution assistance or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Funds will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund.

Costs and Expenses. Each Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for a Fund’s shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

53

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of each Fund (except for the Ranger Equity Bear ETF) generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund (except the Ranger Equity Bear ETF). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund (except for the Ranger Equity Bear ETF) changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor to the Fund with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

54

Cash Purchase. Unlike each of the other Funds, Creation Units of the Ranger Equity Bear ETF are sold only for cash (“Cash Purchase Amount”). Creation Units are sold at the NAV per share next computed, plus a transaction fee, as described below.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 or more shares for the Accuvest Global Long Short ETF, Cambria Global Tactical ETF, Peritus High Yield ETF, and Rockledge SectorSAM ETF; and 25,000 or more shares for the Ranger Equity Bear ETF, Accuvest Global Opportunities ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Trimtabs Float/Shrink ETF, and WCM/BNY Mellon Focused Growth ADR ETF). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”) or for the Accuvest Global Long Short ETF, Ranger Equity Bear ETF, Peritus High Yield ETF, and Rockledge SectorSAM ETF, 3:00 p.m., Eastern Time), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, including those placing order for Creation Units of the Ranger Equity Bear ETF, all purchases of which will be effected through a transfer of cash directly through DTC, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component or the Cash Purchase Amount, in the case of the Ranger Equity Bear ETF.

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Placement of Creation Orders Using the Clearing Process (For All Funds Except the Ranger Equity Bear ETF). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process (For All Funds Except the Ranger Equity Bear ETF). Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the particular Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

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Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time or 3:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by Closing Time or 3:00 p.m., Eastern Time, as applicable, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

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Fund	Creation Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. For all Funds, except for the Ranger Equity Bear ETF, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of the Ranger Equity Bear ETF will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after Closing Time or 3:00 p.m., Eastern Time, as applicable, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than Closing Time or 3:00 p.m., Eastern Time, as applicable, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time or 3:00 p.m., Eastern Time, as applicable, on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

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Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
ALL FUNDS	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Calculating NAV.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund’s Sub-Advisor in accordance with procedures adopted by the Board.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

The Funds make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of a Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for a Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes

The following is a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that supplements the summaries in the Prospectuses. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

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Regulated Investment Company (RIC) Status

The Funds will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If a Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and, for taxable years beginning before January 1, 2013, the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

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If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, a Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

For taxable years beginning before January 1, 2013, all or a portion of the net investment income distributions of a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends received by the Fund from an ETF taxable as a RIC may be treated as qualified dividend income to the extent the dividend distributions are attributable to qualified dividend income received by such ETF. The investment strategies of certain Funds may limit their ability distribute dividends eligible for treatment as qualified dividend income. A Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

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In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions reported to Fund shareholders as capital gain dividends shall be taxable as long-term capital gains (for years beginning on or before December 31, 2012, at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Each Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If a Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts for taxable years beginning after December 31, 2012.

Sale or Redemption of Shares

Sales and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Foreign Taxes

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of a Fund’s assets at taxable year- end is represented by debt and equity securities of foreign corporations, the Fund intends to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of a Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETFs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. In the event a Fund makes either such election, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

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Investment in Certain ETFs and Certain Direct Fund Investments

Certain Funds intend to invest in ETFs that are taxable as RICs under the Internal Revenue Code. The income a Fund receives from such ETFs should be qualifying income for purposes of the 90% Test. Certain Funds may also invest in one or more ETFs or ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Each Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income very closely to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of a Fund may be more than anticipated, a Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or a Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test fail to qualify as a RIC.

Certain Funds may invest in ETFs or ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETFs or ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETFs or ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Funds and ETFs and ETPs in which certain Funds invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund, ETFs or ETPs are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, ETFs or ETPs and/or defer a Fund’s, ETFs’ or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

With respect to its investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund, an ETF or an ETP will be required to include as part of its current income the imputed interest on such obligations even though the Fund, ETF or ETP has not received any interest payments on such obligations during that period. Because certain ETFs are taxable as RICs and distributions from those RICs to a Fund may be reinvested in additional shares of those RICs, the Fund may have to sell assets to distribute such income. Those sales may occur at a time when the Sub-Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

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The Funds and certain ETFs and ETPs may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

Transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund, an ETF or an ETP (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income by a Fund, an ETF or an ETP and defer losses. These rules could therefore affect the character, amount and timing of distributions to a Fund’s shareholders. These provisions also may require a Fund, an ETF or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund, ETF or ETP to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes.

Complex Securities

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding

In certain cases a Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

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Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Distributions paid after December 31, 2013 and redemption payments and certain capital gain dividends paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and redemption payments and certain capital gain dividends paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

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Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Fund or ETFs or ETPs in which the Fund invests invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisers. There are no restrictions preventing ETFs and ETPs from holding investments in REITs that hold residual interests in REMICs, and a Fund, ETF or ETP may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the particular tax consequences to them of an investment in a Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds’ Advisor, Sub-Advisors, Distributor, or any affiliated person of the Funds, the Advisor, Sub-Advisors, or the Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following Business Day. Daily access to information concerning each Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

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From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.

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Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended June 30, 2012, including notes thereto and the reports of Tait, Weller & Baker LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2012 Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated ‘BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated ‘b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rate “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

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A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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APPENDIX B

 Madrona Funds, LLC

Proxy Voting Policies and Procedures

Policy

Madrona Funds, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Independent Third Party

Madrona Funds, LLC maintains the services of a qualified independent party (currently RiskMetrics Group) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts Madrona Funds, LLC manages and recommend proxy votes generally in accordance with the Guidelines (copy located in Compliance Manual). Madrona Funds, LLC considers the research provided by RiskMetrics Group when making voting decisions on proxy issues. However, the final determination on votes rests with Madrona Funds, LLC.

Any requests for deviations from a RiskMetrics Group voting recommendation must be reported to the CCO where an assessment is made as to whether a potential or actual conflict of interest has impacted the request.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by RiskMetrics Group. Madrona Funds, LLC shall obtain and maintain an undertaking from RiskMetrics Group to provide it with copies of proxy voting records and other documents relating to its Clients' votes promptly upon request. Madrona Funds, LLC and RiskMetrics Group may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

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Responsibility

Kristi Henderson has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Madrona Funds, LLC has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following except when the firm maintains an independent third party to vote proxies:

Voting Procedures

• All employees will forward any proxy materials received on behalf of clients to Kristi Henderson;

• Kristi Henderson will determine which client accounts hold the security to which the proxy relates;

• Absent material conflicts, Kristi Henderson will determine how Madrona Funds, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

• Madrona Funds, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Madrona Funds, LLC voted a client's proxies, and that clients may request a copy of the firm's proxy policies and procedures.

• Kristi Henderson will also send a copy of this summary to all existing clients who have previously received Madrona Funds, LLC's Form ADV Part 2; or Kristi Henderson may send each client the amended Form ADV Part 2.

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Kristi Henderson.

• In response to any request, Kristi Henderson will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Madrona Funds, LLC voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

• In the absence of specific voting guidelines from the client, Madrona Funds, LLC will vote proxies in the best interests of each particular client. Madrona Funds, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Madrona Funds, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

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• Madrona Funds, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit service.

• Madrona Funds, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

• In reviewing proposals, Madrona Funds, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest

• Madrona Funds, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Madrona Funds, LLC with the issuer of each security to determine if Madrona Funds, LLC or any of its employees has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, Kristi Henderson will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

• Madrona Funds, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Kristi Henderson shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

• These policies and procedures and any amendments;

• Each proxy statement that Madrona Funds, LLC receives;

• A record of each vote that Madrona Funds, LLC casts;

• Any document Madrona Funds, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Kristi Henderson or proxy committee, if applicable.

• A copy of each written request from a client for information on how Madrona Funds, LLC voted such client's proxies, and a copy of any written response.

In addition, advisers should conduct initial due diligence reviews of any proxy service firm engaged as well as oversight on an on-going or periodic basis. These reviews of the proxy firms' services and practices should include conflicts of interest, consistency of voting with guidelines, fees and disclosures, as relevant, among other things. Advisers, as a matter of best practices, should document any initial and oversight reviews.

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Accuvest Global Advisors

Policy

Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

AGA votes proxies for clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the CCO.

Policy

In the case where AGA votes proxies, it is the policy of AGA to vote client proxies in the interest of maximizing Shareholder Value.  To that end, AGA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable AGA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

CCO shall maintain a list of all clients for which it votes proxies.  The list will be maintained either in electronically and updated by the CCO for new clients and amendments.  CCO will notify PM of client accounts requiring proxy voting.

1.	PM shall work with the client to ensure that AGA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that PM should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

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2.	The CCO and/or PM shall receive all proxy voting materials from the custodian in either hard copy or electronic form and will be responsible for ensuring that proxies are voted and submitted in a timely manner. PM will respond to all proxy via hard copy format or electronic form.

3.	The PM will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by AGA, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to AGA.

4.	The CCO and PM will reasonably try to assess any material conflicts between AGA’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document. The CCO will document any conflict of interest identified with proxy voting.

So long as there are no material conflicts of interest identified, PM will vote proxies according to the policy set forth above.  PM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.  AGA will not rely upon any third party advisor to vote or make recommendations regarding the voting of proxies.

5.	AGA is not required to vote every client proxy and such should not necessarily be construed as a violation of AGA’s fiduciary obligations. AGA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.	The PM shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which AGA believes it may be in its clients’ best interest for AGA not to vote a particular proxy.

7.	If the CCO and/or PM detect a conflict of interest, AGA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which AGA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on AGA.

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8.	The PM shall collect and submit the proxy votes in a timely manner. CCO will maintain a data base of due dates for each client’s proxy voting.

9.	The CCO will document any attempts by AGA’s personnel to influence the voting of client proxies in a manner that is inconsistent with AGA’s Policy. Such report shall be given to, AGA’s outside counsel, Hodgson Russ, LLP by the CCO.

10.	All proxy votes will be recorded and some or all of the following information will be maintained:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d.	The shareholder meeting date;

e.	The number of shares AGA is voting on firm-wide;

f.	A brief identification of the matter voted on;

g.	Whether the matter was proposed by the issuer or by a security holder;

h.	Whether or not AGA cast its vote on the matter;

i.	How AGA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.	Whether AGA cast its vote with or against management; and

k.	Whether any client requested an alternative vote of its proxy.

In the event that AGA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires AGA to vote a certain way on an issue, while AGA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

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Conflicts of Interest

Although AGA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: AGA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in AGA’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

•	Conflict: AGA’s employees do not maintain personal and/or business relationships (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

•	Conflict: AGA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in AGA’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence AGA to vote proxies in contradiction to the policy.

•	Conflict: AGA or its affiliate has a financial interest in the outcome of a vote, such as when AGA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

•	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

AGA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair AGA’s ability to vote proxies in an objective manner.  Upon such notification, the CCO will notify its current legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within AGA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO.  The CCO should then report the attempt to the firm’s legal counsel.

The CCO should, as necessary, report to AGA’s legal counsel all conflicts of interest that arise in connection with the performance of AGA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).  The CCO will use the form included as Attachment A to this document.  This information can lead to future amendments to this proxy voting policy and procedure.

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Recordkeeping

AGA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The CEO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any employee of AGA, must be promptly reported to the CCO and/or PM.

•	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of AGA for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.4

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser AGA.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

4 For clients who have provided AGA with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how AGA voted clients not providing direction.

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Proxy Voting Policy and Procedures:

•	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: AGA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	AGA Proxy Voting Record.

•	Documents prepared or created by AGA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	The CCO or designated employee will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is AGA’s policy to not reveal or disclose to any client how AGA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  AGA will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The CCO shall handle all responses to such solicitations.

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PROXY VOTING POLICIES AND PROCEDURES

CAMBRIA INVESTMENT MANAGEMENT, L.P.

A.         Discretionary Accounts.

The Firm instructs each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Discretionary Account.  The Firm reviews the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities.  The Firm marks each proxy solicitation with the date it is received by the Firm.

For each Client Account that is a registered investment company (such as Cambria Global Tactical ETF), the Firm votes all proxies after carefully considering proxy solicitation materials and other available facts, except when it abstains from voting as described below.  The CCO makes all voting decisions on behalf of a Discretionary Account based solely on the CCO’s determination of the best interests of that Discretionary Account.  The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

For all other Client Accounts, the Firm decides whether to vote a proxy on behalf of its Discretionary Accounts after considering whether the proposal will have a material effect on the Firm’s investment strategy for Discretionary Accounts.  This analysis typically leads the Firm to determine not to vote proxies.

The CCO may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1.           Company Information.  If the Firm is considering voting a proxy, it reviews all proxy solicitation materials it receives concerning securities held in a Discretionary Account.  The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

2.           Proxy Voting Policies.

a.          Guidelines.  The Firm follows any proxy voting guidelines and procedures provided by Client Accounts for which the Firm votes proxies (such as Cambria Global Tactical ETF).  If no guideline exists for a particular vote, the Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i)           If adopted, the proposal would have a positive economic effect on shareholder value;

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(ii)          If adopted, the proposal would pose no threat to existing rights of shareholders;

(iii)         The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

(iv)         If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

b.           The Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i)           If adopted, the proposal would have an adverse economic effect on shareholder value;

(ii)          If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

(iii)         If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

(iv)         If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

(v)          The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c.           Abstentions.  The Firm abstains from voting proxies when it believes that it is appropriate.  Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern or, for accounts other than registered investment companies (such as Cambria Global Tactical ETF), when the Firm believes that a proposal will not have a material effect on the Firm’s investment strategy for Discretionary Accounts.

3.           Conflicts of Interest.  Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting.  The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company.  If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VI.A.2.  The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

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If the Firm determines that the proxy voting policies in Part VI.A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in Part VI.A.2(b)), and request that the Client Account consent to the Firm’s intended response.  If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice.  If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

4.           Shareholder Proposals by the Firm.  The Firm may submit a shareholder proposal on behalf of an Investment Fund only if permitted by the Investment Fund's governing documents or by agreement between the Firm and the Investment Fund and if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund.  The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account or with that Discretionary Account’s prior written consent.  The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with Part VI.A.2, unless otherwise directed by the Discretionary Account.

5.           Disclosures to Clients.  The Firm includes in Part II of its Form ADV (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client.  At the request of a Client Account or Investor (other than a Client Account that is a registered investment company under the ICA (a “Registered Fund”)), the Firm provides that Client Account or Investor with a copy of this Part VI and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.  Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

a.           The name of the issuer of the portfolio security;

b.           The exchange ticker symbol of the portfolio security;

c.           The CUSIP number for the portfolio security (unless not available through reasonable practical means, e.g., in the case of certain foreign issuers);

d.           The shareholder meeting date;

e.           A brief identification of the matter voted on;

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f.           Whether the matter was proposed by the issuer or by a security holder;

g.           Whether the Firm cast its vote on the matter;

h.           How the Firm cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i.           Whether the Firm cast its vote for or against management.

B.          Non-Discretionary Accounts.

The Firm promptly forwards any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client Account.  The Firm votes any such proxy as directed by that Client Account.  At a Client Account’s request, the Firm may, but is not obligated to, advise that Client Account with respect to voting any proxy.  The Firm does not provide advice concerning the voting of any proxy to any Client Account unless such advice is first approved by the CCO.

C.           Records.

See Part VII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.

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AMERICAN WEALTH MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;
2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and

3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	When American Wealth Management does not vote Proxies.
American Wealth Management does not vote proxies for individual accounts (i.e., accounts managed on behalf of individuals, corporations, or qualified retirement plans). This is spelled out in the Investment Advisory Management Agreement which each client is required to initial to affirm their understanding.

C.	When American Wealth Management does votes Proxies.
American Wealth Management will vote proxies for any Registered Investment Company that he sub-advises.

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D.	Philosophy and Practice regarding the voting of proxies.

1.	General

American Wealth Management believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement American Wealth Management’s proxy voting policies, American Wealth Management has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by American Wealth Management, the special or annual report and the proxy are submitted to Laif Meidell (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.
(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of American Wealth Management’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in American Wealth Management’s files.

3.	Voting Guidelines

While American Wealth Management’s policy is to review each proxy proposal on its individual merits, American Wealth Management has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

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E.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, American Wealth Management will generally vote in favor of management’s proposed directors.  In a contested election, American Wealth Management will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, American Wealth Management will review any contested proposal on its merits.

Notwithstanding the foregoing, American Wealth Management expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights
(b)	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

American Wealth Management generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  American Wealth Management will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

American Wealth Management may consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Adopt confidential voting and independent tabulation of voting results; and
(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

(a)	Adopt super-majority voting requirements; and
(b)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

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4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

American Wealth Management may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;
(b)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
(c)	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

American Wealth Management will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

(a)	Eliminate preemptive rights.

F.	Compensation

1.	General

American Wealth Management generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, American Wealth Management generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  American Wealth Management may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, American Wealth Management expects to generally support proposals to:

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(a)	Require shareholders’ approval of “golden parachutes;” and
(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

(a)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

American Wealth Management evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, American Wealth Management may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. American Wealth Management believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, American Wealth Management generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. American Wealth Management is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, American Wealth Management expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

G.	Corporate Responsibility and Social Issues

American Wealth Management generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

American Wealth Management will generally vote against proposals involving corporate responsibility and social issues, although American Wealth Management may vote for corporate responsibility and social issue proposals that American Wealth Management believes will have substantial positive economic or other effects on a company or the company’s stock.

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H.	Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.
2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third party must be capable of providing documents promptly upon request.
4.	A copy of any document created by the adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

I.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between American Wealth Management or a principal of American Wealth Management and American Wealth Management’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	American Wealth Management may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	American Wealth Management may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or
3.	American Wealth Management may follow the recommendations of an independent proxy voting service in voting the proxies.

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American Wealth Management keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.  A copy of American Wealth Management’s proxy-voting policies shall be made available to clients upon request.

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PERITUS I ASSET MANAGEMENT, LLC COMPLIANCE MANUAL

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete Proxy Voting Policy and Procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted client proxies.

The Sub-Advisor votes proxies, typically in the form of Consent Solicitations, for the all clients, including the Funds, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of the Sub-Advisor to vote proxies in the interest of maximizing value for the Sub-Advisor’s clients. Proxies are an asset of the clients, which should be treated by the Sub-Advisor with the same care, diligence, and loyalty as any asset belonging to a client. To that end, the Sub-Advisor will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.

Procedures5

1.	The two Parties that are responsible for proxy voting are as follows: Messrs. Jason Pratt, Kyle Bechler, and David Flaherty are primarily responsible for handling proxies for the Funds. Messrs. Ron Heller and David Flaherty are primarily responsible for handling proxies for the Total Return accounts. Each Party will reasonably try to assess any material conflicts between the Sub-Advisor’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

2.	Provided that no material conflicts of interests are identified, the Sub-Advisor will vote proxies according to the policy set forth above. The Sub-Advisor may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5 Corporate actions and indenture amendments are governed equally by this policy. The Sub- Advisor will maintain records of these elections in the same manner as proxy votes.

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3.	The Sub-Advisor is not required to vote every proxy and such abstention should not be construed as a violation of the Sub-Advisor’s fiduciary obligations. The Sub-Advisor shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when the Sub-Advisor’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person, the security is no longer owned, the security has been marked down to zero, etc). Such position also complies with Interpretive Bulletin 94-2 of the DOL. Additional reasons the Sub-Advisor may not vote a proxy include, but are not limited to, the: (i) clients no longer own the relevant security, (ii) relevant security has been marked down to zero, (iii) proxy is not contested and (iv) proxy involves only an election of directors and/or auditors.

4.	Each Party, upon consultation with the Chief Investment Officer (“CIO”), shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which the Sub-Advisor believes it may be in its clients’ best interests for the Sub-Advisor not to vote a particular proxy. The Party shall maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by the Sub-Advisor.

5.	If the Party is made aware of a conflict of interest, the following process will be followed:

a.	The Party will, as soon as reasonable practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include the CCO, CIO, and President. The Director of Research and a Trader may also be included in the Committee at times. The President will serve as chairperson.

b.	The President will identify for the Committee the issuer and proposal to be considered. The President will also identify the conflict of interest that has been detected and will also identify the vote that he believes is in the interest of increasing client/investor value and the reason(s) why.

c.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value?

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal?

•	Whether the proposal itself is well framed and reasonable?

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•	Whether implementation of the proposal would achieve the objectives sought in the proposal?

•	Whether the issues presented would best be handled through government or issuer-specific action?

d.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether the Sub-Advisor will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that the Sub-Advisor refrain from voting on the proposal, although “abstain” votes are permitted. A record of each member’s vote and the rationale for his/her decision must be recorded.

e.	The voting process will result in one of the following two outcomes:

•	If all members of the Committee have voted in the same direction on the proposal, all of the Sub-Advisor’s proxies for that proposal will be voted in such direction. The unanimous vote will be documented and all minutes will be maintained in the permanent file.
•	If a unanimous decision cannot be reached by the Committee, the Sub-Advisor will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which the Sub-Advisor should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on the Sub-Advisor.

6.	All proxy votes will be recorded and the following information will generally be maintained:

•	The name of the issuer of the portfolio security

•	The shareholder meeting date

•	A brief identification of the matter voted on

•	How the Sub-Advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

■	Conflict: The Sub-Advisor obtains an institutional investor, or is in the process of retaining an institutional investor that is affiliated with an issuer that is held in the Sub-Advisor’s client portfolios. For example, the Sub-Advisor may be retained to manage Company A’s pension fund. Company A is a public company and the Sub-Advisor Funds hold equity or debt of Company A. This type of relationship may influence the Sub-Advisor to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with the Sub-Advisor.

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■	Conflict: The Sub-Advisor retains an investor, or is in the process of retaining an investor, that is an officer or director of an issuer that is held in the Sub-Advisor’s Funds. Similar conflicts of interest may exist in this relationship as the potential conflicts discussed above.

■	Conflict: The Sub-Advisor’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in the Sub-Advisor’s Funds. The spouse could attempt to influence the Sub-Advisor to vote in favor of management.

■	Conflict: The Sub-Advisor or an employee(s) personally owns a significant number of an issuer’s securities that are also held in the Sub-Advisor’s Funds. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence the Sub-Advisor to vote proxies in contradiction to the policy.

 Recordkeeping

The Sub-Advisor must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client/Investor request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any employee of the Sub-Advisor, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•	The CCO will record the identity of the investor or client, the date of the request, and the disposition (e.g., provided a written or oral response to investor’s request, referred to third party, etc.) in the permanent file.

•	Furnish the information requested, free of charge, to the investor or client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to investor’s or client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the investor’s or client’s written request, if applicable and maintained in the permanent file.

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•	Investors/clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

•	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

•	Note: The Sub-Advisor is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records: Peritus Proxy Voting Record.

•	Documents prepared or created by the Sub-Advisor that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The Sub-Advisor will ensure that Part II of Form ADV is updated as necessary to include a description of the Sub-Advisor’s proxy voting procedures and disclosure pertaining to how investors and clients may obtain information on how the Sub-Advisor voted proxies.

Responsibilities

Various individuals are responsible for overseeing and implementing this policy, as described herein.

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PROXY VOTING POLICIES AND PROCEDURES

ROCKLEDGE ADVISORS LLC

Rockledge Advisors LLC (“Rockledge Advisors”) recognizes that the act of managing assets of clients consisting of common stock can include the voting of proxies related to the stock. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, Rockledge Advisors will vote the proxies in a manner that is in the best interests of the client. When Rockledge Advisors has such responsibility, it will follow the Proxy Voting Policies and Procedures.

Proxy Voting

Proxy Voting Responsibility

At the inception of each investment adviser-client relationship, Rockledge Advisors shall require the client to indicate whether the client or Rockledge Advisors is responsible for voting proxies in one or more of the following documents:

• Client's investment advisory contract;
• Client's Account Opening Form; or
• Separate agreement between client and Rockledge Advisors authorizing Rockledge Advisors to vote client's proxies.

Client Responsibility to Vote Proxies

If Rockledge Advisors receives proxies related to a client's securities and Rockledge Advisors is not responsible for voting such proxies, Rockledge Advisors shall make arrangements with the client's custodian or take such other steps to ensure that the client timely receives such proxies.

Firm Responsibility to Vote Proxies

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Rockledge Advisors is responsible for voting the proxies related to that account.

Proxy Voting Responsibility Monitoring

The portfolio manager shall maintain a log or otherwise create a record that lists those clients where Rockledge Advisors exercises proxy voting authority and those clients where Rockledge Advisors does not have such authority.

Proxy Voting Guidelines

Rockledge Advisors shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. Rockledge Advisors shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, Rockledge Advisors shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

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From time to time, Rockledge Advisors may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service (e.g., XYZ Guidelines, which follows AFL-CIO voting recommendations). While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, Rockledge Advisors may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, Rockledge Advisors will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;
•	Identify any direct or indirect benefits that might flow to Rockledge Advisors as a result of choosing one guideline over other guidelines;
•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and
•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

Rockledge Advisors has adopted the following specific voting guidelines:

Corporate Governance

Unless exceptional circumstances exist, Rockledge Advisors will vote against proposals that make it more difficult to replace Board members, including proposals to overweight management on the Board.

Capital Structure

Rockledge Advisors will vote against proposals to move the company to another jurisdiction less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

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Proxy Voting Conflicts of Interest

Rockledge Advisors recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Portfolio Manager is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, Rockledge Advisors will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and Rockledge Advisors’ potential conflict to the client and obtain the client’s consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;

3.	vote client securities based upon the recommendations of an independent third party; or
4.	request the client to engage another party to determine how the proxies should be voted.

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PROXY VOTING POLICIES AND PROCEDURES

OF

TRIM TABS ASSET MANAGEMENT, LLC

A.	General Proxy Voting Policies

(1)	Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its advisory clients, Firm will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the policies of ISS and the procedures outlined below.

B.	Proxy Voting Procedures

(1)	All proxies sent to advisory clients that are actually received by Firm or recorded by ISS (to vote on behalf of the advisory clients) will be provided to the Chief Compliance Officer or his delegate.

(2)	The Chief Compliance Officer will instruct ISS to generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by Firm or recorded by ISS (on behalf of its advisory clients) will be kept in Firm’s files;

(b)	ISS and the Chief Compliance Officer will determine which of Firm’s advisory clients hold the security to which the proxy relates;

(c)	Firm and ISS (collectively, referred to as “Proxy Voting Committee”) will review the proxy and determine how to vote the proxy in question in accordance with the guidelines set forth below.

(d)	Prior to voting any proxies, the Proxy Voting Committee will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will make a determination as to whether the conflict is material or not.

(i)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question.

(e)	Although not presently intended to be used on a regular basis, Firm is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

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C.	Handling of Conflicts of Interest

(1)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Firm.

(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected advisory clients (which may include utilizing an independent third party to vote such proxies).

(3)	With respect to material conflicts, Firm will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give advisory clients and investors the opportunity to vote the proxies in question themselves, if applicable. If an advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Firm and the ERISA advisory client reserves the right to vote proxies when Firm has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Firm will:

(a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

D.	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular advisory client, Firm will endeavor to vote proxies in the best interests of each advisory client via the ISS policy.

In some foreign markets where proxy voting demands fee payment for agent services, Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

(1)	Although voting certain proxies may be subject to the discretion of Firm, Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

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(a)	Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Firm will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Firm.

(c)	Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

(d)	Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

(e)	Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

E.	Disclosure of Procedures

A brief summary of these proxy voting procedures will be included in Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated.

F.	Record-keeping Requirements

The Chief Compliance Officer via ISS will be responsible for maintaining files relating to Firm’s proxy voting procedures.  Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Firm.  Records of the following will be included in the files:

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(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(2)	A copy of each proxy statement that Firm or ISS actually receives; provided, however, that Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3)	A record of each vote that Firm via ISS casts;

(4)	A copy of any document that Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)	A copy of each written request for information on how Firm voted such advisory client’s proxies and a copy of any written response to any request for information on how Firm voted proxies on behalf of advisory clients.

Testing and Reporting

The CCO will review the records on a quarterly basis and report compliance on the quarterly checklist.

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PROXY VOTING POLICIES AND PROCEDURES

WCM Investment Management

Proxy Voting Policies and Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the ISG who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

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•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Role of the the Analyst and ISG. If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the PA supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Identifying and Dealing with Material Conflicts of Interest. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

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Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

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